UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.          )

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Obagi Medical Products, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Dear Fellow Stockholder:

    You are cordially invited to attend our 2012 Annual Meeting of Stockholders, to be held at our corporate offices located at 3760 Kilroy Airport Way, Suite 620, Long Beach, California 90806, on Wednesday, June 6, 2012 at 10:00 a.m. local time. We hope you will be present to hear management’s report to stockholders.

     The attached Notice of Meeting and Proxy Statement describe the matters to be acted upon at the Annual Meeting.  If you plan to attend the Annual Meeting in person, please mark the designated box on the proxy card.  Alternatively, if you utilize the Internet voting system, please indicate your plans to attend the Annual Meeting when prompted to do so by the system. If you are a stockholder of record, you should bring the bottom half of the enclosed proxy card as your admission card and present the card upon entering the Annual Meeting.  If you are planning to attend the Annual Meeting and your shares are held in “street name” (by a broker, bank or other nominee, for example), you should ask the record owner (your broker, bank or other nominee) for a legal proxy or bring your most recent account statement to the Annual Meeting so that we can verify your ownership of our stock. Please note, however, that if your shares are held in street name and you do not bring a legal proxy from the record owner, you will be able to attend the Annual Meeting, but you will not be able to vote at the Annual Meeting.

     Whether or not you plan to attend the Annual Meeting personally, and regardless of the number of shares of Obagi stock you own, it is important that your shares be represented at the Annual Meeting.  Accordingly, we urge you to complete the enclosed proxy card promptly and return it in the postage-prepaid envelope provided, or to promptly use the Internet voting system.  If your shares are held in street name, you will receive a voting instruction form in lieu of a proxy card and may also be eligible to vote electronically. Timely voting by any of these methods will ensure your representation at the Annual Meeting. You may later change your vote if you so desire as set forth in the attached Proxy Statement.

Albert F. Hummel,
President & Chief Executive Officer

OBAGI MEDICAL PRODUCTS, INC.
3760 Kilroy Airport Way, Suite 500
Long Beach, California 90806

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 6, 2012

TO OUR STOCKHOLDERS:

     The 2012 Annual Meeting of Stockholders (the “Annual Meeting”) of Obagi Medical Products, Inc. (“Obagi,” “we,” “our” or “us”) will be held on Wednesday, June 6, 2012 at 10:00 a.m. local time at our corporate offices located at 3760 Kilroy Airport Way, Suite 620, Long Beach, California 90806, for the following purposes, as more fully described in the accompanying Proxy Statement:

1.
To elect six directors to hold office until the 2013 Annual Meeting of Stockholders and/or until their successors are duly elected and qualified. The nominees for election to our Board of Directors are: Albert F. Hummel, Albert J. Fitzgibbons III, Ronald P. Badie, John A. Bartholdson, John H. Duerden, and Edward A. Grant;

2.	To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2012;

3.	To ratify the adoption of our Stockholder Rights Plan;
4.	To consider an advisory vote on executive compensation; and
5.	To transact such other business as may properly come before the Annual Meeting or any continuation, adjournment or postponement thereof.

     All stockholders of record at the close of business on April 18, 2012 will be entitled to notice of and to vote at the Annual Meeting and any continuation, adjournment or postponement thereof.

      ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON.   Whether or not you plan to attend, it is important that your shares be represented and voted at the Annual Meeting. You can vote your shares by completing and returning the enclosed proxy card or by submitting your proxy electronically over the Internet by visiting the website address shown on your proxy card. If your shares are held in “street name,” that is, your shares are held in the name of a brokerage firm, bank or other institution, in lieu of a proxy card you should receive a voting instruction form from that institution by mail, and you may also be eligible to vote your shares electronically. Should you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please sign, date and return each proxy card or voting instruction form to ensure that all of your shares are voted. Your proxy may be revoked at any time prior to the Annual Meeting. If you are a stockholder of record and attend the Annual Meeting and vote by ballot, any completed proxy card that you previously submitted will be revoked automatically and only your vote at the Annual Meeting will be counted. However, if your shares are held in street name, your vote in person at the Annual Meeting will not be effective unless you have obtained and present a legal proxy issued in your name from the record holder (your broker, bank or other nominee). For more information regarding voting in person at the Annual Meeting, please see “How can I vote?” on page 2 of the Proxy Statement.

BY ORDER OF THE BOARD OF DIRECTORS
Long Beach, California April __ , 2012	LAURA B. HUNTER Vice President, General Counsel and Secretary

YOUR VOTE IS VERY IMPORTANT REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD OR VOTING INSTRUCTION FORM AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOU MAY ALSO BE ABLE TO VOTE YOUR SHARES ELECTRONICALLY OVER THE INTERNET OR BY TELEPHONE. PLEASE REVIEW THE VOTING INSTRUCTIONS INCLUDED WITH THIS MAILING FOR INFORMATION REGARDING WHETHER YOU ARE ELIGIBLE TO VOTE ELECTRONICALLY AND, IF SO, HOW TO DO SO.

OBAGI MEDICAL PRODUCTS, INC.
PROXY STATEMENT
FOR THE 2012 ANNUAL MEETING OF STOCKHOLDERS
JUNE 6, 2012
______________________

_____________________
*	These items are not considered proxy solicitation materials and are not deemed filed with the Securities and Exchange Commission (“SEC”).

OBAGI MEDICAL PRODUCTS, INC.
3760 Kilroy Airport Way, Suite 500
Long Beach, California 90806
______________________

PROXY STATEMENT
 FOR THE
2012 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 6, 2012
 ______________________

     The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Obagi Medical Products, Inc. (“Obagi,” “we,” “our” or “us”) for use at the 2012 Annual Meeting of Stockholders, to be held at our corporate offices located at 3760 Kilroy Airport Way, Suite 620, Long Beach, California 90806 on Wednesday, June 6, 2012 at 10:00 a.m., local time, and at any continuation, adjournment or postponement thereof (the “Annual Meeting”).  Directions to attend the Annual Meeting can be found on our website, www.obagi.com1. This Proxy Statement, the enclosed form of proxy card and our 2011 Annual Report to Stockholders are being mailed to our stockholders on or about May __, 2012.

     Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 6, 2012:

    Our Proxy Statement and our 2011 Annual Report to Stockholders are available at www.obagi.com/proxy.  The following documents are available for viewing, printing and downloading at this website address: the Notice of the Annual Meeting, this Proxy Statement and our 2011 Annual Report to Stockholders. You are encouraged to access and review all of the important information contained in these materials before voting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the Annual Meeting?

     At this year’s Annual Meeting, stockholders will be asked to elect six directors, ratify the appointment of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for the year ending December 31, 2012, ratify the adoption of our Stockholder Rights Plan, consider an advisory vote on executive compensation, and transact any other business that may properly come before the meeting. The specific proposals to be considered and acted upon at the Annual Meeting are summarized in the preceding notice and are described in more detail in this Proxy Statement.

Who is entitled to vote?

     To be able to vote, you must have been a holder of record of Obagi common stock on April 18, 2012, the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting. As of the record date, there were __________ shares of our common stock (exclusive of __________ shares of common stock held in treasury) outstanding. The shares of common stock held in treasury will not be voted at the Annual Meeting. There were approximately __ stockholders of record and _____ beneficial holders of our common stock as of the record date.

How many votes do I have?

     Each share of our common stock that you owned on the record date entitles you to one vote on each matter.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

     If your shares are registered directly in your own name (and not through a bank or brokerage firm) through our transfer agent, American Stock Transfer & Trust Company, you are considered a stockholder of record, or “record holder,” of those shares. If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar institution, then you are the beneficial owner of shares held in “street name.” The institution holding your account is considered the stockholder of record for purposes of voting at the
_____________________
1 References to our website in this Proxy Statement are not intended to function as hyperlinks and the information contained on our website is not intended to be incorporated into this Proxy Statement.

Annual Meeting. As a beneficial owner, you have the right to instruct that institution on how to vote the shares held in your account. Most stockholders hold their shares in street name.

How can I vote?

     If you are a record holder, you may vote in one of three ways:

•
You may vote over the Internet. If you have Internet access, you may vote your shares from any location in the world by visiting the website indicated on the enclosed proxy card, which is available 24 hours a day;

•	You may vote by mail. To vote by mail, simply mark the enclosed proxy card, date and sign it and return it in the postage-paid envelope provided; or

•	You may vote in person. To vote in person, you must attend the Annual Meeting and follow the procedures for voting announced at the Annual Meeting.

     If your shares are held in street name, in lieu of a proxy card you should receive a voting instruction form in the mail from the bank, brokerage firm or other institution holding your account. The voting instruction form should indicate whether the institution has a process for beneficial holders to vote over the Internet. A large number of banks and brokerage firms participate in the Broadridge Investor Communication Solutions online program, which provides eligible stockholders the opportunity to vote over the Internet or by telephone.  If your voting instruction form does not reference Internet or telephone information, please complete and return the paper voting instruction form in the self-addressed, postage-paid envelope provided. If your shares are held in street name and you wish to vote in person at the meeting, you must obtain a proxy issued in your name from the record holder (e.g., your broker) and bring it with you to the Annual Meeting.

     Only proxy cards and voting instruction forms that have been signed, dated and timely returned or timely voted electronically will be counted in the quorum and voted. Internet and telephone voting facilities will close at 11:59 p.m. Eastern Time, Tuesday, June 5, 2012.  Stockholders who vote over the Internet or by telephone need not return a proxy card or voting instruction form by mail, but may incur costs, such as usage charges, from Internet service providers or telephone companies.

     Even if you intend to attend the Annual Meeting in person, we recommend that you vote your shares in advance as described above so that your vote will be counted if you later decide not to attend the Annual Meeting. Regardless of the method you choose, your vote is important.

What if I receive more than one proxy card or voting instruction form?

     If you receive more than one proxy card or voting instruction form because your shares are held in multiple accounts or registered in different names or addresses, please be sure to complete, sign, date and return each proxy card or voting instruction form to ensure that all of your shares will be voted. You may also be able to vote electronically over the Internet. Only proxy cards and voting instruction forms that have been signed, dated and timely returned or timely voted electronically will be counted in the quorum and voted.

How are proxies voted?

     All shares represented by valid proxies received prior to the Annual Meeting will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon (e.g., “for,” “against” or “abstain”), the shares will be voted in accordance with the stockholder’s instructions.

What happens if I do not give specific voting instructions?

     If you are a record holder, and you sign and return a proxy card without giving specific voting instructions, or indicate when voting on the Internet that you wish to vote as recommended by the Board, then the proxy holders will vote your shares in the manner recommended by the Board. The Board recommends IN FAVOR OF: (1) the election of all of the director nominees; (2) the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2012; (3) the ratification of the adoption of our Stockholder Rights Plan; and (4) the approval of Proposal 4, the compensation of our named executive officers. In their discretion, the proxy holders named in the enclosed proxy card are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment of the Annual Meeting. Our Board does not know of any other items of business that will be presented for consideration at the Annual Meeting other than those described in this Proxy Statement. In addition, no stockholder proposal or nomination was received on a timely basis, so no such matters may be brought to a vote at the Annual Meeting.

     If you hold your shares in street name and do not provide the institution that holds your shares with specific voting instructions, under the New York Stock Exchange (“NYSE”) rules, the institution that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. (Although Obagi is listed on the Nasdaq Global Market (“Nasdaq”), most shares held in street name are held by brokers or institutions that are members of the NYSE and are therefore subject to its rules). If the institution that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that institution will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is generally referred to as a “broker non-vote.”

     If you do not provide voting instructions to your broker, your shares will not be voted for any director nominee (Proposal 1), on the ratification of the adoption of our Stockholder Rights Plan (Proposal 3)  or on the advisory vote on executive compensation (Proposal 4), as those are considered non-routine matters. Accordingly, if you hold your shares in street name, it is important that you give your broker voting instructions.

What is the quorum requirement for the Annual Meeting?

     In order to constitute a quorum for the conduct of business at the Annual Meeting, a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting must be present or represented by proxy at the Annual Meeting. Shares that abstain from voting on any proposal, or that are represented by broker non-votes, will be treated as shares that are present and entitled to vote at the Annual Meeting for purposes of determining whether a quorum exists. If a quorum is not present, the Annual Meeting will be adjourned until a quorum is obtained.

What vote is required for each matter?

     Proposal 1—Election of Directors:   In the election of directors, you may either vote “for all,” or “withhold authority” for one or more nominees. Cumulative voting is not permitted.  Under Delaware law and our Amended and Restated Certificate of Incorporation and Bylaws, if a quorum exists at the meeting, the affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy card marked “withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining whether there is a quorum. Proxy cards that do not specify a vote will count as a vote FOR all of the nominees’ election.  The election of directors is not a matter on which brokers are empowered to vote without instructions. As a result, there may be broker non-votes on Proposal 1. Abstentions and broker non-votes will not be counted in determining which nominees received the largest number of votes cast.

     Proposal 2—Ratification of Independent Registered Public Accounting Firm:   The approval of Proposal 2, ratifying the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2012, requires the affirmative vote of a majority of shares present at the Annual Meeting, in person or represented by proxy, and entitled to vote on the proposal. A properly executed proxy card marked “abstain” with respect to Proposal 2 will not be voted, and will have the effect of a negative vote on Proposal 2. Proxy cards that do not specify a vote will count as a vote FOR such ratification.  The approval of Proposal 2 is a routine proposal on which a broker or other nominee is generally empowered to vote.  Accordingly, no broker non-votes are expected to exist in connection with this proposal.

    Proposal 3—Ratification of Adoption of Stockholder Rights Plan:   The approval of Proposal 3, ratifying the adoption of our Stockholder Rights Plan, requires the affirmative vote of a majority of shares present at the Annual Meeting, in person or represented by proxy, and entitled to vote on the proposal. A properly executed proxy card marked “abstain” with respect to Proposal 3 will not be voted, and will have the effect of a negative vote on Proposal 3. Proxy cards that do not specify a vote will count as a vote FOR such ratification.  Since the ratification of the adoption of our Stockholder Rights Plan is not a matter on which brokers are empowered to vote without instructions, there may be broker non-votes on Proposal 3.

     Proposal 4—Advisory Vote on Executive Compensation:   Proposal 4 provides our stockholders with an advisory vote on executive compensation. The affirmative vote of the holders of the majority of the shares represented at the meeting and who are entitled to vote on, and who vote for, against, or expressly abstain from voting, is required to approve the resolution approving our executive compensation. Proxy cards that do not specify a vote will count as a vote FOR such resolution.   A properly executed proxy card

marked “abstain” with respect to Proposal 4 will not be voted, and will have the effect of a negative vote on Proposal 4. Since the advisory vote on executive compensation is not a matter on which brokers are empowered to vote without instructions, there may be broker non-votes on Proposal 4.  Because the vote is advisory, the results of this vote will not be binding on Obagi or our Board of Directors. However, the Board of Directors values the opinions of our stockholders, and will consider the outcome of the vote when making future decisions on the compensation of our named executive officers.

If I vote my shares electronically or by mail, can I still attend the Annual Meeting?

     Yes, if you vote your shares electronically or by mail, you can still attend the Annual Meeting. You will need proof of ownership of our common stock, as well as a form of personal photo identification, to enter the Annual Meeting.  Your proxy card will serve as proof of ownership if you hold shares directly in your name as a stockholder of record. If you plan to attend the Annual Meeting, please vote over the Internet or by using your proxy card, but keep a copy and bring it with you to the Annual Meeting.  If you hold your shares in street name and you plan to attend the Annual Meeting, you must present proof of your ownership of our common stock, such as a proxy from your broker or a brokerage or bank account statement along with personal identification, to be admitted to the Annual Meeting.

     No cameras, recording equipment, electronic devices, large bags, briefcases or packages will be permitted in the Annual Meeting.

  Can I change my vote after I have voted?

     As a record holder, you have the power to revoke your proxy card vote at any time before the polls close at the Annual Meeting. A previously executed proxy card may be revoked by a record holder by:

•	Delivering a written notice of revocation to our Secretary at or before the Annual Meeting;

•	Presenting to our Secretary at or before the Annual Meeting a later dated proxy card executed by the person who executed the prior proxy card; or

•	Attending the Annual Meeting and voting in person.

     Attendance at the Annual Meeting will not, by itself, revoke a proxy card previously voted. Any written notice of revocation or delivery of a subsequent proxy card by a stockholder of record may be sent to Obagi Medical Products, Inc., 3760 Kilroy Airport Way, Suite 500, Long Beach, California 90806, Attention: Secretary, or hand delivered to our Secretary at or before the voting at the Annual Meeting.

     If you hold your shares in street name, you may change your vote by submitting new voting instructions to your broker, bank or other nominee. If you wish to vote in person, you must obtain a legal proxy issued to you by your broker, bank or other nominee.

Will my vote be kept confidential?

     It is our policy that all proxy cards, ballots and voting materials that identify the particular vote of a stockholder be kept confidential, except in the following circumstances:

•	To allow the inspector of elections appointed for the Annual Meeting to certify the results of the vote;

•	As necessary to meet applicable legal requirements, including the pursuit or defense of a judicial action;

•
Where we conclude in good faith that a bona fide dispute exists as to the authenticity of one or more proxy cards, ballots or votes, or as to the accuracy of the tabulation of such proxy cards, ballots or votes;

•	Where a stockholder expressly requests disclosure or has made a written comment on a proxy card;

•
Where contacting stockholders by us is necessary to obtain a quorum, the names of stockholders who have or have not voted (but not how they voted) may be disclosed to us by the inspector of election appointed for the Annual Meeting;

•	Aggregate vote totals may be disclosed to us from time to time and publicly announced at the meeting of stockholders at which they are relevant; and

•	In the event of any solicitation of proxies or written consents with respect to any of our securities by a person other than us of which solicitation we have actual notice.

Who will bear the costs of soliciting proxies?

     The total cost of this solicitation, including preparing, printing and mailing this Proxy Statement, will be borne by us. In addition to solicitation by mail, our officers and employees may solicit proxies by telephone, by facsimile or in person. We will reimburse brokers, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending proxy soliciting materials to the beneficial owners of our common stock.

How can I view a list of Obagi stockholders?

     A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for any purpose germane to the Annual Meeting during ordinary business hours at our corporate headquarters offices at 3760 Kilroy Airport Way, Suite 500, Long Beach, California 90806 for the ten days prior to the Annual Meeting, and also at the Annual Meeting.

PROPOSAL 1

ELECTION OF DIRECTORS

     Our Board of Directors currently consists of six (6) members, all of whom are elected annually to the Board.  Upon the recommendation of our Nominating and Corporate Governance Committee, our Board has nominated each of these individuals to serve as the directors until the 2013 Annual Meeting and/or until their successors are duly elected and qualified.  Each of the nominees currently serves as a director and has consented to serve for a new term.  The name and age of each member, and year in which each member commenced service on the Board, is set forth below:

Name	Age	Positions with Obagi	Director Since
Albert F. Hummel	67	Chief Executive Officer, President and Director	2005
Albert J. Fitzgibbons III	66	Chairman of the Board of Directors	2004
Ronald P. Badie	69	Director	2006
John A. Bartholdson	41	Director	2000
John H. Duerden	71	Director	2007
Edward A. Grant	62	Director	2005

Board Recommendation

     OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE SIX NAMED DIRECTOR NOMINEES.

     Although it is anticipated that each nominee will be able to serve as a director, should any nominee become unavailable to serve, the shares of our common stock represented by the fully executed proxy cards will be voted for such other person or persons as may be designated by our Board, unless our Board reduces the number of directors accordingly. As of the date of this Proxy Statement, our Board is not aware of any nominee who is unable or will decline to serve as a director.

Director Qualifications

     The Board of Directors seeks to ensure that the Board is composed of members whose particular experience, qualifications, attributes and skills, when taken together, will allow the Board to satisfy its oversight responsibilities effectively. Although we do not have a formal policy with respect to diversity, the Nominating and Corporate Governance Committee and Board do review the qualities of the Board members as a group, including the diverse nature of the Board’s professional experiences, viewpoints, skills, expertise with respect to the various facets of our business operations, and educational backgrounds. Nominees for director were also selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of our business environment, and willingness to devote adequate time to Board duties. In addition, the Nominating and Corporate Governance Committee and Board may, from time to time, establish and consider specific skills and experiences that they believe we should seek in nominees for director in order to constitute a diverse, balanced and effective Board.

     Set forth below are descriptions of the backgrounds of each nominee and their principal occupations for at least the past five years, as well as any public-company directorships held by them during the past five years. Following each nominee’s biographical information, we have provided information concerning the particular experience, qualifications, attributes and skills that led the Nominating and Corporate Governance Committee and Board to determine that each nominee should serve as a director. There are no relationships among any of our directors or among any of our directors and executives, except that Albert J. Fitzgibbons III (through mid-December 2010) and John A. Bartholdson were both partners and directors of Stonington Partners, Inc. and Stonington Partners, Inc. II.

Nominees and Continuing Directors

     The following individuals have been nominated for election to the Board:

     Albert F. Hummel was appointed our President and Chief Executive Officer in April 2011, having served in that post on an interim basis since October 2010.   Mr. Hummel has served on our Board of Directors since November 2005. Mr. Hummel has also served as

Chief Executive Officer of Cobrek Pharmaceuticals Inc., a product development company, since 1998. Although Mr. Hummel retains his position with Cobrek, he is devoted full-time to his duties with us. From 1994 until 1998, Mr. Hummel was a co-founder and general partner of Affordable Residential Communities LLC. Since 1986, he has served as a director of Watson Pharmaceuticals Inc. and was its Chief Financial Officer from October 1991 until December 1994. Mr. Hummel was co-founder of Bradley Hummel Inc., a NYSE firm, and began his career at Merrill Lynch & Co in 1970 as a member of the investment banking group.

     Mr. Hummel is a valuable member of our management team and Board due to his more than 20 years of management experience in the pharmaceutical industry and his understanding of various regulatory issues that we may confront from time to time. In addition, he provides knowledge of the capital markets, financial and accounting matters and compliance issues, having served as the chief financial officer and a director of another public company.

     Albert J. Fitzgibbons III has served on our Board since September 2004 and as Chairman of our Board since August 2006. Mr. Fitzgibbons was a partner and a director of Stonington Partners, Inc., a position that he held from 1993 to mid-December 2010. He has also served as a director of Merrill Lynch Capital Partners, Inc. (“MLCP”), a private investment firm that is a wholly-owned subsidiary of Merrill Lynch & Co., and as a consultant to MLCP.  In addition, he was a partner of MLCP and Executive Vice President of MLCP. Mr. Fitzgibbons also was a Managing Director of the investment banking division of Merrill Lynch & Co.  Over the past twenty-five years, Mr. Fitzgibbons has served on the public boards of Borg-Warner Automotive Inc., Borg-Warner Security Corporation, Eckerd Corporation, U.S. Foodservice, Amstar Corporation and Merisel, Inc. (from December 1997 to March 2011) and a number of privately-held companies. Mr. Fitzgibbons received his B.A. from Boston College and his M.B.A. from Columbia University.

     Mr. Fitzgibbons brings over 40 years of experience in financial transactions, operational issues and strategic business development to the Board. He also has knowledge of directorial and public company governance matters from his years of service on the boards of other public and privately-held companies.

     Ronald P. Badie has served on our Board since November 2006. Mr. Badie spent over 35 years with Deutsche Bank and its predecessor, Bankers Trust Company, retiring in 2002 as Vice Chairman of Deutsche Bank Alex Brown (now Deutsche Bank Securities), the firm's investment banking subsidiary. Deutsche Bank is an international financial services provider. Over the years, Mr. Badie held a variety of senior level positions with the firm, in both New York and Los Angeles. Mr. Badie served as a director of Integrated Electrical Services, Inc., a provider of electrical, security and communications systems, from October 2003 through May 2006, and a director of Merisel, Inc., a provider of visual and brand imaging services, from October 2004 to March 2011. He currently serves as a director of Amphenol Corporation and Nautilus, Inc. Mr. Badie is a graduate of Bucknell University and received an M.B.A. from New York University's Stern School of Business.

     Mr. Badie’s long career in investment banking and finance, experience working in a large global organization, and strong leadership skills make him a valuable asset to the Board. Mr. Badie also brings governance experience to the Board through his service as a director of several other public and privately-held corporations.

     John A. Bartholdson has served on our Board since June 2000.  Mr. Bartholdson has been a partner of Juniper Investment Company, LLC (“Juniper”), a private investment management company, since he co-founded the firm in 2008.  Mr. Bartholdson and Juniper are also principals of Aetolian Investors, LLC, a registered commodity pool operator.  Mr. Bartholdson has also been a partner and director of Stonington Partners, Inc., a private investment firm, since April 2006, having previously served in other positions beginning in June 1997. From 1994 to 1995 he worked for Stonington Partners as an analyst prior to attending graduate school. From 1992 to 1994, Mr. Bartholdson worked for MLCP, a private investment firm that is a wholly-owned subsidiary of Merrill Lynch & Co. Mr. Bartholdson serves and has previously served as a director of numerous privately-held companies. Mr. Bartholdson received his B.A. from Duke University and his M.B.A. from the Stanford Graduate School of Business.

     Mr. Bartholdson brings 18 years of private equity experience across a wide range of industries, and a successful record of managing control investments in private and public companies.  He also brings demonstrated knowledge and experience with a wide variety of financial transactions including: mergers and acquisitions, initial public offerings, debt and equity offerings and bank financing.  Mr. Bartholdson’s experience serving on the compensation, governance, audit and executive committees of board of other companies and his hands on knowledge of the development of the company since its inception, make him a valued member of the Board. His knowledge of our company and his thorough understanding of the role of the board of directors qualify him to serve on the Board.

     John H. Duerden has served on our Board since December 2007. Mr. Duerden currently serves as the Chief Executive Officer of the Chrysallis Group, a consulting group targeted at the development and renewal of brands, which he founded in March 2006.  From

March 2009 to February 2010, Mr. Duerden took a hiatus from the Chrysallis Group to serve as President and Chief Executive Officer, and a member of the board of directors, of Crocs, Inc., a designer, manufacturer and retailer of footwear. Prior to Chrysallis, Mr. Duerden was a senior executive with Invensys plc., a British engineering conglomerate from August 2002 until October 2005. Mr. Duerden also served as Chairman and Chief Executive Officer of Dictaphone Corporation, a producer of sound recording devices, from June 1995 until its sale to Lernout & Hauspie in May 2000. Mr. Duerden was appointed Chief Executive Officer of Lernout & Hauspie in August 2000 and served briefly as Chief Executive Officer until January 2001, and supervised its filing for protection under Chapter 11 in December of 2000. From February 1990 through April 1995, Mr. Duerden served as President and Chief Operating Officer of Reebok International, a producer of athletic footwear, apparel, and accessories. Between October 1988 and February 1990, Mr. Duerden was Managing Director of Reebok's International Division. Mr. Duerden also served as non-executive director on the board of directors of Sunglass Hut International, a major retailer of sunglasses and watches, from 1992 until its sale in 2001, and on the board of Telewest plc, a British cable television, telephony and broadband company, from 2004 until its merger with NTL Incorporated in 2006.

     Mr. Duerden’s experience in marketing, management and operations for a variety of companies both domestic and international, as well as his knowledge of international business operations and strategies is valuable to the Board and our management team.  He also brings insights on directorial and public company governance matters, having served on the boards of several other public companies.

     Edward A. Grant has served on our Board since November 2005. He was a professional with Arthur Andersen LLP (“Andersen”) for 35 years, retiring in 2011 as a principal and practice director.  He is currently a consultant to Andersen.  He was an audit partner with the firm for sixteen years, serving as the auditor to several public companies, including companies in the healthcare industry. Mr. Grant served as a member of the board of directors of Merisel, Inc., a provider of visual and brand imaging services, and as chairman of its audit committee, from May 2006 to March 2011.  Mr. Grant received his bachelor's and two master's degrees from the University of Wisconsin-Madison and became a CPA in 1976. He is a past member of the American Institute of Certified Public Accountants and the Illinois Certified Public Accountants Society and has served on several civic boards.

     Mr. Grant’s expertise in financial accounting and reporting matters, his experience as the auditor of public companies, including those in the health care industry, his service as a director and audit committee chairman of public companies, and his executive experience provide him with the knowledge and skills necessary to lead our Audit Committee and, given the breadth and depth of his experience and knowledge, he has been designated as an Audit Committee financial expert by our Board.

PROPOSAL 2

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The Audit Committee of our Board is responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm. The Audit Committee has selected PricewaterhouseCoopers LLP as our independent registered public accounting firm for the year ending December 31, 2012 and has further directed that management submit the selection of the independent registered public accounting firm for ratification by our stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited our financial statements since 1997.

     Although ratification by our stockholders is not a prerequisite to the Audit Committee’s ability to select PricewaterhouseCoopers LLP as our independent registered public accounting firm, the Audit Committee believes such ratification is advisable and in the best interests of our stockholders.  Accordingly, stockholders are being requested to ratify, confirm and approve the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm to conduct the annual audit of our consolidated financial statements and our internal control over financial reporting for the year ending December 31, 2012.  If the stockholders do not ratify the selection of PricewaterhouseCoopers LLP, the selection of our independent registered public accounting firm will be reconsidered by the Audit Committee; provided, however, the Audit Committee may select PricewaterhouseCoopers LLP notwithstanding the failure of our stockholders to ratify its selection. If the appointment of PricewaterhouseCoopers LLP is ratified, the Audit Committee will continue to conduct an ongoing review of PricewaterhouseCoopers LLP’s scope of engagement, pricing and work quality, among other factors, and will retain the right to replace PricewaterhouseCoopers LLP at any time.

     Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make statements if they desire to do so.  Such representatives are also expected to be available to respond to appropriate questions.

Board Recommendation

     OUR BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2012.

Audit Matters

Independent Registered Public Accounting Firm’s Fees

     The following table shows the fees paid or accrued by us for the audit and other services provided by PricewaterhouseCoopers LLP for the fiscal years ended December 31, 2011 and 2010:

	2011	2010
Audit Fees (1)	$714,548	$664,609
Tax Fees (2)	131,615	120,968
All other Fees (3)	4,500	5,400
Total	850,663	$790,977
 _______________________
     (1)  Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and review of our quarterly financial statements and audit services provided in connection with other statutory or regulatory filings.

     (2)  For the years ended December 31, 2011 and 2010, tax fees principally included tax compliance fees of $71,691 and $78,525, respectively, and tax advice and tax planning fees of $59,924 and $42,443, respectively.

     (3)  For the years ended December 31, 2011 and 2010, all other fees principally included license fees for accounting research tools.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

     As part of its required duties, the Audit Committee pre-approves audit and non-audit services performed by our independent registered public accounting firm to assure that the provision of such services does not impair the firm’s independence. The Audit Committee has delegated to the chair of the Audit Committee the authority to pre-approve audit-related and non-audit services not prohibited by law to be performed by our independent registered public accounting firm and associated fees up to a specified amount, provided that the chair shall report any decision to pre-approve such audit-related or non-audit services and fees to the full Audit Committee at its next regular meeting. During the years ended December 31, 2011 and 2010, all services and fees, audit and non-audit related, were approved or ratified by the Audit Committee.

 PROPOSAL 3

RATIFICATION OF ADOPTION OF STOCKHOLDER RIGHTS PLAN

Background

     On December 23, 2011, the Board adopted a Stockholder Rights Plan pursuant to a Rights Agreement (the “Rights Agreement”) with American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”).  Under the Rights Agreement, the Board declared a dividend of one preferred share purchase right (a “Right”) for each outstanding share of our common stock, par value $0.001 per share (a “Common Share”), held of record at the close of business on January 10, 2012 (the “Record Date”).  Each Right entitles the registered holder to purchase from us one one-thousandth (1/1,000) of a share of our Series A Junior Participating Preferred Stock, par value $0.001 per share (the “Preferred Shares”), at a price of $20.00 per one one-thousandth of a Preferred Share (the “Purchase Price”), subject to adjustment. We have summarized below certain key provisions of the Rights Agreement, which was designed to incorporate certain recommendations of  companies that issue proxy voting guidelines, such as Institutional Shareholder Services. However, because this is a summary, it may not contain all of the information that is important to you. Accordingly, this summary is qualified in its entirety by reference to specific provisions of the Rights Agreement, the full text of which we have included as Appendix A to this proxy statement.

     The Rights Agreement provides that, unless terminated earlier by us, the Rights will expire following this Annual Meeting unless adoption of the Rights Agreement is ratified by our stockholders.

Reasons for the Rights Agreement

     The Board adopted the Rights Agreement and the Stockholder Rights Plan set forth in the Rights Agreement to ensure that all of our stockholders receive fair and equal treatment in the event that a stockholder or group of stockholders attempts to acquire a substantial interest in our common stock or attempts an unsolicited takeover of the company. The Rights guard against abusive tactics to gain control of the company without paying all stockholders a premium for that control.  The Rights will not prevent such an acquisition or takeover. However, they are intended to encourage anyone seeking to control or acquire us to negotiate with the Board prior to attempting such action.

Description of Rights Agreement

     Distribution of Rights.  On December 23, 2011, the Board declared a dividend of one Right for each outstanding Common Share outstanding on the Record Date to the stockholders of record on that date.  Each Right entitles the registered holder to purchase from us one one-thousandth of a Preferred Share at a price of $20.00 per one one-thousandth (1/1,000) of a Preferred Share, subject to adjustment.

     Flip-In.  In the event that any person or group of affiliated or associated persons acquires beneficial ownership of twenty percent (20%) or more of the outstanding Common Shares (an “Acquiring Person”), each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise of each Right that number of Common Shares (or, under certain circumstances, other equivalently valued securities or other assets) having a market value of two (2) times the exercise price of the Right.

     Flip-Over.  If we are acquired in a merger or other business combination transaction or fifty percent (50%) or more of our consolidated assets or earning power are sold after a person or group becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by the Acquiring Person, which will be void) will thereafter have the right to receive for each Right that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two (2) times the exercise price of the Right.

     Distribution Date.  The “Distribution Date” of the Rights is the earlier of: (i) Ten (10) days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of twenty percent (20%) or more of the outstanding Common Shares; or (ii) ten (10) business days (or such later date as may be determined by action of the Board of prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of twenty percent (20%) or more of the outstanding Common Shares.

     Transfer and Detachment. Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of a Summary of Rights attached thereto.  Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Shares, and transfer of those certificates will also constitute transfer of these Rights.  Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference.  Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being surrendered therewith, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

     As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will thereafter evidence the Rights.

     Exercisability.  The Rights are not exercisable until the Distribution Date.  The Rights will expire on the earlier of: (i) December 23, 2014, unless that date is extended or unless the Rights are earlier redeemed or exchanged by us, in each case, as described below; (ii) December 23, 2012, unless the adoption of the Agreement is ratified on or prior to such date by a majority of the votes cast with respect to that ratification matter by the holders of Common Shares present in person or by proxy at a stockholders meeting at which a quorum is present; and (iii) the date of receipt by our Corporate Secretary of a certification of the failure of our stockholders to so ratify the adoption of the Agreement at the Annual Meeting.

     Adjustments.  The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of stock dividends, stock splits, reclassifications or certain distributions with respect to the Preferred Shares.  The number of outstanding Rights and the number of one one-thousandths (1/1,000s) of a Preferred Share issuable upon exercise of each Right are also subject to adjustment if, prior to the Distribution Date, there is a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares.  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent (1%) in such Purchase Price.  No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth (1/1,000) of a Preferred Share, which may, at our election, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

     Preferred Shares.  Preferred Shares purchasable upon exercise of the Rights will not be redeemable.  Each Preferred Share will be entitled to receive a minimum preferential quarterly dividend payment in an amount per share equal to the greater of: (i) $10; and (ii) one thousand (1,000) times the dividend declared per Common Share.  In the event of liquidation, the holders of the Preferred Shares will be entitled to receive a preferential liquidation payment in an amount per share equal to the greater of: (i) $10 (plus all accrued and unpaid dividends and distributions to the date of payment); and (ii) one thousand (1,000) times the payment made per Common Share.  Each Preferred Share will have one thousand (1,000) votes, voting together with the Common Shares.  Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged for or changed into other stock or securities, cash and/or other property, the holder of a Preferred Share will be entitled to receive one thousand (1,000) times the amount received by the holder of a Common Share.  These rights are protected against dilution in the event additional Common Shares are issued. The value of the one one-thousandth (1/1,000) interest in a Preferred Share purchasable upon exercise of each Right should, because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, approximate the value of one (1) Common Share.

     Exchange.  At any time after any person or group becomes an Acquiring Person, and prior to the acquisition by such person or group of beneficial ownership of fifty percent (50%) or more of the outstanding Common Shares, the Board may exchange the Rights (other than Rights owned by the Acquiring Person, which will have become void), in whole or in part, at an exchange ratio of one (1) Common Share per Right (subject to adjustment) or, under certain circumstances, for other securities or assets having a value equal to the one (1) Common Share (subject to adjustment) that would otherwise be issuable upon exchange of a Right.

     Redemption.  At any time prior to any person or group becoming an Acquiring Person, the Board may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”), subject to adjustment.  The Redemption Price will be payable in cash, Common Shares (including fractional shares) or any other form of consideration deemed appropriate by the Board.  The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board, in its sole discretion, may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

     Qualifying Offer.  In the event that we receive a Qualifying Offer (that has not been terminated prior thereto and which continues to be a Qualifying Offer), stockholders representing at least ten percent (10%) of the Common Shares then outstanding may request that the Board call a special meeting of stockholders to vote to exempt the Qualifying Offer from the operation of the Rights Agreement not earlier than ninety (90), nor later than one hundred and twenty (120), business days following the commencement of such offer. The Board must then call and hold such a meeting to vote on exempting such offer from the terms of the Agreement within the ninetieth (90th) business day following receipt of the stockholder demand for such meeting; provided that such period may be extended if, prior to such vote, we enter into an agreement (that is conditioned on the approval by the holders of not less than a majority of the outstanding Common Shares) with respect to a merger, recapitalization, share exchange, or a similar transaction involving the company or the direct or indirect acquisition of more than fifty percent (50%) of our consolidated total assets (a “Definitive Acquisition Agreement”), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement. If no person has become an Acquiring Person, the offer continues to be a Qualifying Offer and stockholders representing at least a majority of the Common Shares represented at the meeting at which a quorum is present vote in favor of redeeming the rights, then such Qualifying Offer shall be deemed exempt from the Rights Agreement on the date that the vote results are certified. If no person has become an Acquiring Person and no special meeting is held by the date required, the rights will be redeemed at the close of business on the tenth (10th) business day following that date.

A Qualifying Offer, in summary terms, is an offer determined by a majority of the independent members of the Board to have the following characteristics, which are generally intended to preclude offers that are coercive, abusive, or highly contingent:

•	is a fully financed all-cash tender offer for any and all of the outstanding Common Shares at the same per-share consideration;

•
is an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is made by an offeror (including its affiliates or associates) that beneficially owns no more than five percent (5%) of the outstanding Common Shares as of the date of such commencement;

•	is an offer not subject to any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence on us;

•
is an offer pursuant to which we and our stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than one hundred and twenty (120) business days and, if a stockholder demand is duly delivered to the Board at least ten (10) business days after the date of the special meeting or, if no special meeting is held within the required period, at least ten (10) business days following the end of such period, subject to certain exceptions set forth in the Rights Agreement;

•
is an offer pursuant to which we have received an irrevocable written commitment by the offeror that the offer, if it is otherwise to expire prior thereto, will be extended for at least fifteen (15) business days after any increase in the price offered, and after any bona fide alternative offer is commenced, subject to certain exceptions set forth in the Rights Agreement;

•
is an offer conditioned on a minimum of at least a majority of the outstanding Common Shares on a fully-diluted basis being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

•
is an offer pursuant to which we and our stockholders have received an irrevocable written commitment of the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to any stockholders’ statutory appraisal rights; and

•
is an offer pursuant to which we and our stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof).

     Amendments.  The terms of the Rights may be amended by the Board without the consent of the holders of the Rights, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person or an affiliate or associate thereof).

     Rights and Holders.  Until a Right is exercised, the holder thereof, as such, will have no rights as our stockholder, including, without limitation, the right to vote or to receive dividends.

     Anti-Takeover Effect.  The Rights have certain anti-takeover effects.  The Rights may cause substantial dilution to a person or group that attempts to acquire us on terms not approved by the Board, except pursuant to an offer conditioned on a substantial number of Rights being acquired.  The Rights should not interfere with any merger or other business combination approved by the Board prior to the occurrence of a person or group becoming an Acquiring Person, because until such time the Rights may generally be redeemed by us at $0.01 per Right.

     The affirmative vote of a majority of shares present at the Annual Meeting, in person or represented by proxy, and entitled to vote on the proposal is required for ratification of the adoption of the Rights Agreement.

Board Recommendation

     OUR BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE ADOPTION OF THE RIGHTS AGREEMENT.

PROPOSAL 4

ADVISORY VOTE ON EXECUTIVE COMPENSATION

     The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) added Section 14A to the Exchange Act, which requires us to provide our stockholders with an advisory vote on executive compensation, commonly referred to as a “say-on-pay” vote. At our 2011 Annual Meeting of Stockholders, as required by the Dodd-Frank Act, we submitted non-binding advisory votes to our stockholders to approve our executive compensation and to determine the frequency of our future say-on-pay votes.  In 2011, our advisory vote on executive pay passed by a vote of 87.55%, and our stockholders voted on an advisory basis that we conduct our say-on-pay votes annually. Our Board of Directors determined that it would adhere to that advisory vote and will be submitting a say-on-pay vote to our stockholders annually.

     The Compensation Committee continually reviews the compensation programs for our named executive officers to ensure that they achieve our desired goals of aligning the interests of executive management and our stockholders, attracting and retaining qualified individuals and creating long-term value while not incentivizing excessive risk taking.  Our compensation policies and practices are based on our pay-for-performance philosophy.  In particular, our executive compensation program:

•
Aligns executive compensation with stockholder value on an annual and long-term basis through a combination of base salary, annual performance-based cash incentives and long-term stock-based incentives;

•
Includes a mix of compensation elements that emphasizes performance results, with generally more than half of the targeted compensation for named executive officers being performance-based. By allocating a significant portion of total compensation to variable pay for our executive officers, we are able to maintain control over fixed compensation expenses in the form of base salaries, while affording meaningful upside potential that would result from achievement of company and individual performance goals;

•
Responds to economic conditions appropriately, such as freezing base salaries for our named executive officers in 2009, 2010 and 2011, reflecting the difficult and uncertain economic environment that we faced at the time;

•
Delivers annual incentive payouts to executives based on the achievement of corporate performance objectives, such as revenue and adjusted earnings before interest and taxes goals. The goals we establish under our annual incentive plans are aggressive ones that are not easily achievable, resulting in no payouts to executives in 2007 and 2008, and available payouts of only 33% of the target bonus in 2009 and 39.4% of the target bonus in 2011.  In addition, these cash incentives are capped at 75% of base salary for the Chief Executive Officer and 50-60% of base salary for the other named executive officers, thereby limiting the incentive for excessive risk-taking and a focus on short-term results only;

•
Provides long-term stock-based incentives primarily in the form of stock options, which provide compensation to an executive only to the extent there is an increase in the fair market value of the underlying shares over the exercise price, and only to the extent the executive continues to remain employed by us through the vesting period; an

•
Does not provide our executive officers with any significant perquisites, other than those offered to our employees generally, such as participation in our 401(k) plan and the provision of healthcare, life and disability insurance.

     Our Board and Compensation Committee believe that the compensation for our named executive officers in 2011 was reasonable and appropriate, and justified by the performance of the company.  Despite continuing uncertain economic conditions, during the year ended December 31, 2011, we generated net revenue of $114.1 million and non-GAAP net income of $16.0 million, as adjusted for certain special charges related to our outstanding litigation with Dr. Zein Obagi and related entities and charges incurred for sales returns from certain customers residing in Texas in connection with certain regulatory matters in that state, or $0.86 per diluted share2,
 _____________________
       2  For a reconciliation of non-GAAP income and non-GAAP earnings per share to GAAP income and GAAP earnings per share for the years ended December 31, 2011 and 2010, please refer to Exhibit 99.1 to our Current Reports on Form 8-K filed with the SEC on March 8, 2012 and March 10, 2011, respectively.

as compared to non-GAAP net income of $14.5 million, or $0.66 per diluted share, in 2010.

     We urge you to read the Compensation Discussion and Analysis section of this Proxy Statement, the related compensation tables and other narrative disclosures on pages 29 through 41, which provide greater detail on each of the elements of our executive compensation and describes the decisions made by the Compensation Committee with respect to our named executive officers for 2011.

      Because this vote is advisory, it will not be binding on: (i) us, our Board or its Compensation Committee; (ii) result in the automatic overruling of any decision made by the Board or Compensation Committee; or (iii) create or imply and additional duties for the Board or Compensation Committee. However, the Board values the opinions that stockholders express in their votes, and the Compensation Committee of the Board, which is responsible for approving the overall design and administering certain aspects of the executive compensation program, will take into account the outcome of this vote when making future executive compensation decisions.

Board Recommendation

     OUR BOARD RECOMMENDS A VOTE “FOR” THE FOLLOWING RESOLUTION:

     RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the company’s named executive officers as disclosed pursuant to Item 402 of Regulation S-K and described in the “Compensation Discussion and Analysis” section, compensation tables and other narrative disclosures included on pages 29 through 41 in the Proxy Statement for the 2012 Annual Meeting of Stockholders.

CORPORATE GOVERNANCE AND BOARD MATTERS

Board Independence

     Various rules and regulations require that a majority of our directors meet the criteria for independence set forth under applicable securities laws, including the Exchange Act, applicable rules and regulations of the SEC and applicable rules and regulations of Nasdaq. Our Board has reviewed the relationships between us and each Board member (and each such director’s immediate family members).  Based on its review, our Board has affirmatively determined that none of our non-employee directors, Messrs. Fitzgibbons, Badie, Bartholdson, Duerden and Grant, had any relationship with us other than as a director and each was “independent” within the foregoing independence standards as of December 31, 2011 and the date of this Proxy Statement.

     Under applicable SEC and Nasdaq rules, the existence of certain “related party” transactions above certain thresholds between a director and the company are required to be disclosed and preclude a finding by the Board that the director is independent. In addition to transactions required to be disclosed under SEC rules, the Board is required to consider whether there are other transactions, arrangements or relationships, even if not specifically disclosable under the SEC rules, that might impact a director’s ability to exercise independent judgment on behalf of the company. Our Board has determined that, as of the date of this Proxy Statement, there were no such transactions, arrangements or relationships with respect to any of its non-employee directors.

     Our Board has also determined that each member of the Audit Committee, the Nominating and Corporate Governance Committee and the Compensation Committee, respectively, is “independent” under the applicable listing standards of Nasdaq and, with respect to members of the Audit Committee, the Audit Committee requirements of the SEC.  None of the members of these committees is an officer, employee or former employee of ours or any of our subsidiaries.

Board and Stockholder Meetings

     Our business and affairs are managed under the direction of our Board.  Our Board met 15 times during 2011 and action was taken via unanimous written consent one time. During 2011, each member of the Board attended 75% or more of the total number of meetings held.  Directors are also kept informed of our business through personal meetings and other communications, including regular telephone contact by management with the Chairmen of our Board and committees and others regarding matters of interest and concern to us and our stockholders.

     Last year, our Chairman of the Board and the Chairman of our Audit Committee attended our 2011 Annual Meeting of Stockholders.  Although we have no formal policy, we encourage all directors to attend our annual stockholder meetings either in person or telephonically.

Board Committees

     Our Board has standing Audit, Compensation and Nominating and Corporate Governance Committees. Our Board has reviewed, assessed the adequacy of, and approved a formal written charter for each of these committees, each of which is available on the Corporate Governance section of our website at www.obagi.com. Our stockholders may also request a copy of any of the charters of these committees by writing to Obagi Medical Products, Inc., 3760 Kilroy Airport Way, Suite 500, Long Beach, California 90806, Attention: Secretary. The current chairs and members of the committees are identified in the following table:

Committee Composition & Leadership

Chairperson	Member	Financial Expert
Nominating and Corporate
	Audit Committee	Compensation Committee	Corporate Governance Committee
Outside Directors (1)
Ronald P. Badie
John A. Bartholdson
John H. Duerden
Albert J. Fitzgibbons III
Edward A. Grant
 _________________

(1)	Mr. Badie was the Chairman of the Compensation Committee and Mr. Duerden was Chairman of the Nominating and Corporate Governance Committee until April 2011.

     The committees of the Board will be reconstituted following the Annual Meeting, and the composition and/or chairs of one or more committees may change at that time. In addition, from time to time our Board may form special committees to advise the Board regarding specific events or transactions.

     Audit Committee. The Audit Committee currently consists of Messrs. Grant (Chairman), Badie and Bartholdson. Our Board has determined that Messrs. Grant, Badie and Bartholdson are independent directors and meet the eligibility standards for Audit Committee service under the Nasdaq rules. The Board has determined that Mr. Grant qualifies as an “audit committee financial expert” as defined by the rules of the SEC.  The Audit Committee met six times during 2011 and each member of the Audit Committee attended at least 75% of the total meetings held.

     Pursuant to the charter for the Audit Committee, the purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the company and audits of our financial statements. Our management is responsible for the preparation, presentation and integrity of our financial statements, and for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Our independent registered public accounting firm is responsible for auditing our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee, among other things:

•	Appoints and approves the compensation of the independent registered public accounting firm to serve as our auditor;

•	Oversees the work of the independent auditor, including the annual audit;

•	Evaluates the performance of the independent auditor, and if so determined by the Audit Committee, replaces the independent auditor;

•
Ensures the receipt of, and evaluates, written disclosures and the letter from the independent auditor required by applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) regarding the independent auditor’s communications with the Audit Committee concerning independence, and has discussed with the independent auditor the independent auditor’s independence;

•
Discusses with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (American Institute of Certified Public Accountants (“AICPA”), Professional Standards, Vol. 1 AU section 380)  as adopted by the PCAOB in Rule 3200T;

•	Meets, reviews and discusses with management and the independent auditor separately and together regarding the scope of the audit, significant accounting issues encountered and the adequacy of internal control over financial reporting;

•	Reviews and discusses with management and the independent auditor the auditor’s report on internal control over financial reporting and any management letters received by us;

•	Meets quarterly and annually with management and the independent auditor to review our Annual Report on Form 10-K and Quarterly Reports on Form 10-Q;

•	Assists the Board in its oversight of enterprise-wide risk management and reviews the scope and results of all internal audits; and

•	Reviews and assesses the charter at least annually, provides minutes of committee meetings and prepares the report to be included in the proxy statement each year.

     The report of the Audit Committee is on page 42 of this Proxy Statement.

     Compensation Committee. The Compensation Committee currently consists of Messrs. Duerden (Chairman), Badie, Fitzgibbons and Grant. The Board has determined that Messrs. Duerden, Badie, Fitzgibbons and Grant are independent under the Nasdaq rules.  The Compensation Committee met nine times during 2011 and each member of the Compensation Committee attended at least 75% of the total meetings held.   The Compensation Committee:

•	Has exclusive authority to determine the amount and form of compensation paid to our Chief Executive Officer and reviews, at least annually, our Chief Executive Officer’s performance;

•	Oversees our overall compensation structure, policies and practices, and assesses whether our compensation structure and plans establish appropriate incentives for management and employees;

•	Administers our incentive-compensation and equity-based compensation plans;

•	Reviews and approves corporate goals and objectives relevant to the compensation of other executives, officers, employees, consultants and advisors; and

•
Reviews and assesses the charter periodically, prepares minutes of committee meetings and prepares the report to be included in the proxy statement on executive compensation and our compensation discussion and analysis each year.

     The Compensation Committee may delegate its authority to set the compensation of non-officer employees and consultants to management and other appropriate supervisory personnel. The Chief Executive Officer makes recommendations to the Compensation Committee regarding appropriate goals and objectives relevant to the compensation and performance of the other members of executive management, and the Compensation Committee reviews, evaluates and approves the amount and form of compensation paid to such executives each year.

     The Compensation Committee has the authority to select and engage, at our expense, such outside consultants, legal counsel and other advisors as it determines necessary and advisable to assist it in the performance of its functions, including the sole authority to retain and terminate any compensation consultant and to approve the consultant’s fees and other retention terms. In 2009, the Compensation Committee retained Buck Consultants, to provide executive compensation consulting services, and when the principal consultant from Buck Consultants joined another consulting firm, the Compensation Committee then engaged that firm, Hay Group, which acted as our compensation consultant throughout 2011.   Hay Group did not provide any additional services to the company during 2011. In 2012, the Compensation Committee engaged the services of Frederic W. Cook & Co., Inc. to serve as its independent compensation consultant.

     For further discussion regarding the Compensation Committee’s role in compensation of our executives, see “Compensation Discussion and Analysis” below.  The report of the Compensation Committee is on page 35 of this Proxy Statement.

     Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee currently consists of Messrs. Badie (Chairman), Duerden and Fitzgibbons. Messrs. Badie, Duerden and Fitzgibbons are independent directors under the

Nasdaq rules.  The Nominating and Corporate Governance Committee met two times in 2011 and all of the members of the committee attended those meetings. The Nominating and Corporate Governance Committee, among other things:

•	Selects and evaluates individuals for appointment to the Board, including assessing the particular experience, qualifications, attributes and skills possessed by each such individual;

•	Identifies, evaluates and recommends directors for appointment to its committees;

•	Prepares and recommends corporate governance guidelines for approval by our Board;

•	Prepares and recommends, and from time to time assesses, our Code of Business Conduct and Ethics;

•	Reviews the committee’s charter at least annually;

•	Provides recommendations to our Board on matters regarding management succession; and

•	Conducts an annual review and evaluation of the performance of the Board.

Director Nominations

     Criteria for Board Membership.   In selecting candidates for appointment or re-election to the Board, the Nominating and Corporate Governance Committee considers the appropriate balance of experience, skills and characteristics required of our Board, and seeks to ensure that at least a majority of the directors will be independent under the Nasdaq rules, and that members of our Audit Committee meet the financial literacy and sophistication requirements under the Nasdaq rules and at least one of them qualifies as an “audit committee financial expert” under the rules of the SEC. Although we do not have a formal policy with respect to diversity, the Nominating and Corporate Governance Committee does review the qualities of the Board members as a group, including the diverse nature of the Board’s professional experiences, viewpoints, skills, expertise with respect to the various facets of our business operations, and educational backgrounds. Nominees for director were also selected on the basis of their depth and breadth of experience, integrity, ability to make independent analytical inquiries, understanding of our business environment, and willingness to devote adequate time to Board duties. In addition, the Nominating and Corporate Governance Committee and Board may, from time to time, establish and consider specific skills and experiences that they believe we should seek in nominees for director in order to constitute a diverse, balanced and effective Board.

     Stockholder Nominees. The Nominating and Corporate Governance Committee will consider written proposals from stockholders for nominees for director. Any such nominations should be submitted to the Nominating and Corporate Governance Committee c/o the Secretary of Obagi and should include the following information: (i) all information relating to such nominee that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in a proxy statement as a nominee and to serve as a director if elected); (ii) the names and addresses of the stockholders making the nomination and the number of shares of our common stock that are owned beneficially and held of record by such stockholders; and (iii) appropriate biographical information and a statement as to the qualification of the nominee, and should be submitted in the time frame described in the our Bylaws and under the caption, “Stockholder Proposals for 2013 Annual Meeting” on page 43 of this Proxy Statement.

     Process for Identifying and Evaluating Nominees. The Nominating and Corporate Governance Committee believes that we are well-served by our current directors. In the ordinary course, absent special circumstances or a material change in the criteria for Board membership, the Nominating and Corporate Governance Committee will re-nominate incumbent directors who continue to be qualified for service on our Board and are willing to continue as directors.  If an incumbent director is not standing for re-election, or if a vacancy on the Board occurs between annual stockholder meetings, the Nominating and Corporate Governance Committee will seek out potential candidates for Board appointment who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, our executives and, if the Nominating and Corporate Governance Committee deems appropriate, a third-party search firm. The Nominating and Corporate Governance Committee will evaluate each candidate’s qualifications and check relevant references. In addition, such candidates will be interviewed by at least one member of the Nominating and Corporate Governance Committee. Candidates meriting serious consideration will meet with all members of the Board. Based on this input, the Nominating and Corporate Governance Committee will evaluate which of the prospective candidates is qualified to serve as a director and whether the committee should recommend to the Board that this candidate be appointed to fill a current vacancy on the Board, or presented for the approval of the stockholders, as appropriate. To date, the Nominating and Corporate Governance Committee has not retained any outside consultants, legal counsel and other advisors.

     We have never received a proposal from a stockholder to nominate a director. Although the Nominating and Corporate Governance Committee has not adopted a formal policy with respect to stockholder nominees, the committee expects that the evaluation process for a stockholder nominee would be similar to the process outlined above.

     Board Nominees for the 2012 Annual Meeting.  All of the nominees listed in this Proxy Statement are current directors standing for re-election by our stockholders.

Board Leadership Structure

     Our Board does not have a formal policy regarding whether the roles of the Chief Executive Officer and Chairman of the Board should be separate.  The Board understands that there is no single, generally accepted approach to providing Board leadership and that given the dynamic and competitive environment in which we operate, the right Board leadership structure may vary over time as circumstances warrant.

     We currently have separate individuals serving as Chairman of the Board and as Chief Executive Officer. The Board believes that this leadership structure is the optimal one for us at this time, as having a separate Chairman who is not an employee of the company has enhanced the Board’s oversight of, and independence from, our management, and the ability of the Board to carry out its roles and responsibilities on behalf of our stockholders. Further, this structure allows the Chief Executive Officer to focus more on the day-to-day operation of our company.  Due to the fact that we have chosen to separate the roles of the Chief Executive Officer and Chairman of the Board, we do not currently have a designated lead independent director.

Board Risk Oversight

     The Board plays an active role, as a whole and also at the committee level, in overseeing management of the company’s risks. A fundamental part of risk management is not only understanding the risks that we face and what measures management has implemented to mitigate those risks, but also understanding the level of risk that is appropriate for us, given our size and the nature of our business. In determining our business strategy, the Board assesses the various risks we face, including the likelihood of occurrence and the potential impact of such risks, the steps taken by management to mitigate those risks and what is an acceptable level of risk for us.

     The Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. In addition, the Board has delegated to certain committees oversight responsibility for those risks that are directly related to their area of focus. More specifically, the Audit Committee focuses on financial risks, including accounting and internal control risks. The Compensation Committee is responsible for overseeing risk management relating to our executive compensation plans (the 2005 Stock Incentive Plan, as amended (the “2005 Plan”), 2011 Performance Incentive Plan (“2011 Plan”), 401(k) plan and Sales Compensation Plan) and arrangements, including consideration as to whether our compensation policies and practices create risks that are reasonably likely to have a material adverse effect on us. The Nominating and Corporate Governance Committee oversees matters relating to the composition and organization of the Board and manages risks associated with the independence of the members of the Board and potential conflicts of interest. While each committee is responsible for evaluating certain risks and overseeing the management of such risks, the entire Board is regularly informed through committee reports about such risks. The Board and its committees are committed to ensuring effective risk management oversight and working with management to ensure that effective risk management strategies are incorporated into our culture and day-to-day business operations.

Communications with Directors

     Any interested person, including any stockholder, who desires to contact our Chairman of the Board or any other Board member may do so by writing to Obagi Medical Products, Inc. at 3760 Kilroy Airport Way, Suite 500, Long Beach, California, 90806, Attention: Secretary.  Any communications received will be distributed by our Secretary to the Chairman of the Board or other Board member or members as deemed appropriate by our Secretary.  Complaints regarding our accounting, internal accounting controls, auditing, business conduct or ethics matters can either be reported directly to the Chairman of the Audit Committee or General Counsel by writing to Obagi Medical Products, Inc., Attention: Chairman of the Audit Committee or General Counsel, 3760 Kilroy Airport Way, Suite 500, Long Beach, California, 90806, or submitted through our confidential and anonymous electronic and phone hotline administered by a third party by visiting our website at www.obagi.com or calling (800) 792-8089.

Code of Business Conduct and Ethics

     We have adopted a Code of Business Conduct and Ethics that applies to all of our executives and employees, including the principal executive officer, principal financial officer and controller. The Code of Business Conduct and Ethics, as applied to our principal executive officer, principal financial officer and principal accounting officer, constitutes our “code of ethics” within the meaning of Section 406 of the Sarbanes-Oxley Act of 2002 and is our “code of conduct” within the meaning of the listing standards of Nasdaq. A copy of our Code of Business Conduct and Ethics is available on the Investor Relations section of our website at www.obagi.com.  We intend to disclose any material changes made to the Code of Business Conduct and Ethics or any waivers granted to any of our directors and executives on that website or by the filing of a Current Report on Form 8-K within four business days of such material change or waiver.

Compensation of Non-Employee Directors

     Our Board believes that providing competitive compensation is necessary to attract and retain qualified non-employee directors. The key elements of director compensation are a cash retainer, committee chair fees, meeting fees and equity-based grants. It is our Board’s practice to provide a mix of cash and equity-based compensation that it believes aligns the interests of our Board and our stockholders. Mr. Hummel did not receive additional compensation for Board service following his appointment as our interim President and Chief Executive Officer in October 2010.

     Members of the Board who are not our employees receive annual retainers of $30,000. The chair of our Audit Committee, Mr. Grant, receives an additional annual retainer of $10,000. In 2011, the chair of our Nominating and Corporate Governance Committee, Mr. Badie, and the chair of our Compensation Committee, Mr. Duerden, each received an additional annual retainer of $5,000. In addition, all non-employee members of the Board receive $1,500 for each Board meeting attended in person and $500 for each Board meeting attended via telephone. Each member of the committees of our Board receives $500 for each committee meeting attended in person or via telephone. Any new non-employee director who has not been in our prior employ will receive an initial grant of restricted stock with a fair market value of $30,000 on the date such individual joins the Board. In addition, each non-employee director receives an annual grant of restricted stock with a fair market value of $30,000 at the time of each annual meeting of stockholders.  Such shares vest on the one year anniversary of each date of grant.

     From time to time our Board may form special committees to advise the Board regarding specific events or transactions.  In such cases, the members of these committees may also receive cash retainers and meeting fees for their service on such committees. In January 2010, the Board formed a Litigation Oversight Committee, consisting of Messrs. Fitzgibbons (chair), Badie and Grant, to assist in the oversight of our litigation with Zein E. Obagi, M.D. and certain of his affiliates until such litigation was settled in May 2011. The Litigation Oversight Committee was disbanded following settlement of that litigation.  See “Certain Relationships and Related Transactions—Litigation Involving Directors, Officers and Affiliates” for further information regarding such litigation. The chair of this committee received a quarterly cash retainer of $6,250 and members of this committee each received quarterly cash retainers of $5,000, as well as per meeting fees of $500 for each meeting attended in person or via telephone.

     In February 2011, the Board formed a Succession Committee, consisting of Messrs. Badie, Bartholdson, Duerden and Grant, to assist in the search and evaluation of candidates for President and Chief Executive Officer, prior to Mr. Hummel’s appointment in April 2011.  Members of this committee received per meeting fees of $500 for each meeting attended in person or via telephone.

     The following table summarizes the cash compensation we paid to the members of the Board of Directors who are not employed by us during the year ended December 31, 2011, as well as the aggregate grant date fair value of restricted stock awards granted to our non-employee directors in 2011. You should note that information regarding the ownership of vested stock held by our non-employee directors is set forth in the table entitled “Security Ownership of Certain Beneficial Holders and Management” on page 24 of this Proxy Statement.

Non-Employee Director Compensation Table

Name	Fees Earned or Paid in Cash (1)	Stock Awards (2)(3)	Total
Albert J. Fitzgibbons III	$41,083	$30,004	$71,087
Ronald P. Badie	$50,417	$30,004	$80,421
John A. Bartholdson	$38,500	$30,004	$68,504
John H. Duerden	$40,500	$30,004	$70,504
Edward A. Grant	$53,667	$30,004	$83,671
 _______________________
(1)  For purposes of determining director compensation, the term of office for directors begins in June and ends the following June, which does not coincide with our January through December fiscal year. Cash amounts included in the table above represent the portion of the annual retainers received in retainer fees, committee chair fees, and  meeting fees earned with respect to service during calendar year 2011.

(2)  The dollar amounts shown for stock awards represents the grant date fair value of restricted stock granted during the year ended December 31, 2011, calculated in accordance with Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718, Compensation (“FASB ASC Topic 718”). For information on the assumptions used to calculate the value of the awards, please refer to Notes 2 and 11 to our consolidated financial statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC on March 8, 2012.  In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)  The aggregate number of unvested shares of restricted stock held by each director as of December 31, 2011 was 3,209.  Such shares will vest in full on June 7, 2012.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Messrs. Badie, Duerden, Fitzgibbons and Grant served on the Compensation Committee during the year ended December 31, 2011. During such service, none of these directors were, or had ever been, an officer or employee of Obagi or any of our subsidiaries.  In addition, none of these directors had any relationship requiring disclosure by us under Item 404 of Regulation S-K—Certain Relationships and Related Transactions while serving on the Compensation Committee.  During the year ended December 31, 2011, none of our executives served on the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of any other entity, whose executives also served on our Compensation Committee or Board.  No interlocking relationship exists, or in the past fiscal year existed, between any member of our Compensation Committee and any member of any other company's board of directors or compensation committee.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL HOLDERS AND MANAGEMENT

     The following table sets forth information regarding ownership of our common stock as of the record date of April 18, 2012 or earlier date for information based on filings with the SEC by: (i) each person known by us to own more than 5% of the outstanding shares of common stock; (ii) each director and nominee for director; (iii) our “Named Executive Officers,” which include our Chief Executive Officer, Chief Financial Officer, and two other executive officers appearing later in this Proxy Statement; and (iv) all directors and Named Executive Officers as a group. The information in this table is based solely on statements in filings with the SEC or other reliable information.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership (2)	Percent of Class
Five percent stockholders:
BlackRock, Inc.(3) 40 East 52nd Street New York, NY 10022	2,190,904	11.7%
Royce & Associates, LLC (4) 745 Fifth Avenue New York, NY 10151	1,841,895	9.8%
Paradigm Capital Management, Inc.(5) Nine Elk Street Albany, NY 12207	1,242,817	6.6%
Ameriprise Financial, Inc.(6) 145 Ameriprise Financial Center Minneapolis, MN 55474	1,010,595	5.4%
Visium Balanced Master Fund, Ltd.(7) 950 Third Avenue New York, NY 10022	963,972	5.1%
Named Executive Officers and Directors:
Albert F. Hummel (8)	49,121	*
Preston S. Romm (9)	200,000	1.1%
David S. Goldstein (9)	133,334	*
Laura B. Hunter (9)	71,667	*
Ronald P. Badie (10)	16,746	*
John A. Bartholdson (10)	15,747	*
John H. Duerden (10)	13,220	*
Albert J. Fitzgibbons III (10)	15,747	*
Edward A. Grant (10)	18,996	*
All officers and directors as a group (10 persons) (11)	534,578	___2.8%
__________________
*  Less than 1%.

(1)  Unless otherwise indicated, the address of each of the named individuals is c/o Obagi Medical Products, Inc., 3760 Kilroy Airport Way, Suite 500, Long Beach, California 90806.

(2)  The percentage of shares beneficially owned is based on ______ shares of common stock outstanding as of April 18, 2012.  Beneficial ownership of shares is determined in accordance with the rules of the SEC and generally includes any shares over which a person exercises sole or shared voting or investment power, or of which a person has the right to acquire ownership within 60 days after April 18, 2012.  Except as otherwise noted, each person or entity has sole voting and investment power with respect to the shares shown.  Unless otherwise noted, none of the shares shown as beneficially owned on this table are subject to pledge.

(3)  Information regarding these shares is based on the Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 10, 2012. The securities reported herein are beneficially owned by the following subsidiaries of BlackRock, Inc., of which BlackRock, Inc. serves as a parent holding company or control person in accordance with Rule 13d-

1(b)(1)(ii)(G): BlackRock Japan Co. Ltd., BlackRock Institutional Trust Company, N.A., BlackRock Fund Advisors, BlackRock Asset Management Canada Limited, BlackRock Advisors, LLC and BlackRock Capital Management.

(4)  Information regarding these shares is based on the Schedule 13G/A filed by Royce & Associates, LLC (“Royce”) with the SEC on January 19, 2012. Various accounts managed by Royce have the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of the shares deemed beneficially owned by Royce, a registered investment advisor. The interest of one such account, Royce Pennsylvania Mutual Fund, an investment company managed by Royce, amounted to 1,053,977 shares of our common stock, or ____% of the total shares outstanding.

(5)  Information regarding these shares is based on the Schedule 13G/A filed by Paradigm Capital Management, Inc. (“Paradigm Capital”) with the SEC on February 14, 2012.  All such shares are owned by advisory clients of Paradigm Capital.

(6)  Information regarding these shares is based on the Schedule 13G filed by Ameriprise Financial, Inc. (“Ameriprise”) with the SEC on February 14, 2012. The securities reported herein are beneficially owned by Columbia Management Investment Advisers, LLC , an investment adviser of which Ameriprise serves as a parent holding company in accordance with Rule 13d-1(b)(1)(ii)(G).

(7)  Information regarding these shares is based on the Schedule 13G/A filed by Visium Balanced Master Fund, Ltd. with the SEC on February 23, 2012.  By virtue of its position as investment manager to pooled investment funds, Visium Asset Management, LP (“VAM”) may be deemed to beneficially own the shares of our common stock held by the pooled funds.  By virtue of its position as general partner to VAM, JG Asset, LLC (“JG Asset”) may be deemed to beneficially own the shares of our common stock beneficially owned by VAM. By virtue of his position as the managing member of JG Asset, Jacob Gottlieb may be deemed to beneficially own the shares of our common stock beneficially owned by JG Asset.

(8)  Includes 33,334 shares issuable upon exercise of outstanding options that are immediately exercisable or exercisable within 60 days of April 18, 2012.

(9)  Consists solely of shares issuable upon exercise of outstanding options that are immediately exercisable or exercisable within 60 days of April 18, 2012.

(10)  Includes 3,209 shares of restricted stock that fully vest on June 7, 2012.

(11)  Includes 438,335 shares issuable upon exercise of outstanding options that are immediately exercisable or exercisable within 60 days of April 18, 2012.  Also includes 16,045 shares of restricted stock that will vest in full on June 7, 2012.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Under Section 16(a) of the Exchange Act and SEC rules, our directors, Named Executive Officers and beneficial owners of more than 10% of any class of equity security are required to file periodic reports of their ownership, and changes in that ownership, with the SEC.  Based solely on our review of copies of these reports that we received from such persons for their transactions in 2011 and written representations of such reporting persons, we believe that all SEC reporting requirements under Section 16(a) during the year ended December 31, 2011 were satisfied in a timely manner, other than Form 4s for Messrs. Goldstein and Romm and Ms. Hunter relating to stock options granted to such executive officers on November 29, 2011, which were inadvertently filed three days late.

EQUITY COMPENSATION PLAN INFORMATION

     The following table provides information as of December 31, 2011 with respect to shares of our common stock that may be issued under our existing equity compensation plans:

Plan Category	(A) Number of Shares of Common Stock to be Issued upon Exercise of Outstanding Options, Warrants and Rights		(B) Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights		(C) Number of Shares of Common Stock Remaining Available for Future Issuance under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	1,315,290	(2)	$10.83	(2)	1,298,207	(3)
Equity Compensation Plans Not Approved by Stockholders	—		—		—
__________________
(1)  Consists of our 2000 Stock Option/Stock Issuance Plan, as amended (the “2000 Plan”), and the 2005 Plan.

(2)  Excludes a total of 16,045 shares of unvested restricted stock that were issued to non-employee Board members in June 2011 without any cash consideration or other payment required for such shares. Such shares will vest on June 7, 2012. See “Corporate Governance and Board Matters—Compensation of Non-Employee Directors.”

(3)  In November 2005, the Board amended the 2000 Plan to discontinue further option grants under the plan. Accordingly, such number solely represents shares issuable under the 2005 Plan. Shares reserved for issuance under the 2005 Plan may be issued upon the exercise of stock options or stock appreciation rights, through direct stock issuances or pursuant to restricted stock awards or units that vest upon the attainment of prescribed performance milestones or the completion of designated service periods.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Other than as described below or elsewhere in this Proxy Statement, since January 1, 2011, there has not been a transaction or series of related transactions to which Obagi was or is a party involving an amount in excess of $120,000 and in which any director, executive officer, holder of more than five percent (5%) of our common stock, or any member of the immediate family of any of the foregoing persons, had or will have a direct or indirect material interest.

Transactions with Employees and Consultants of Cobrek Pharmaceuticals Inc.

     Since November 2010 we have entered into consulting arrangements with certain individuals affiliated with Cobrek Pharmaceuticals, Inc. (“Cobrek”) to provide consulting services to us.  These individuals include: (i) Cobrek’s Vice President of Regulatory Affairs and Quality Assurance; (ii) the Chairman of the board of directors of Cobrek; (iii) a member of the board of directors; and (iv) a senior consultant to Cobrek.  For the year ended December 31, 2011, we recorded $875,000 in aggregate fees and related expenses for consulting services provided by these four consultants.  For the year ended December 31, 2010, we recorded $36,000 in fees and related expenses for consulting services provided by one of the consultants. As of December 31, 2011, amounts due to these consultants aggregated $84,000.

     We may enter into an additional consulting arrangement with Cobrek itself and may engage other employees or consultants of Cobrek to provide formulation and/or other services to us.  In addition to the four consultants mentioned above, Mr. Hummel, our President and Chief Executive Officer and a member of the Board, is also the Chief Executive Officer, a member of the board of directors and a holder of more than 10% of the outstanding stock of Cobrek.

Litigation Involving Directors, Officers and Affiliates

     On January 7, 2010, ZO Skin Health, Inc., a California corporation, filed a complaint in the Superior Court of the State of California, County of Los Angeles:   ZO Skin Health, Inc. vs. OMP, Inc. and Obagi Medical Products, Inc. and Does 1-25 ; Case No. BC429414.  The complaint alleged claims against us for: (i) unfair competition; (ii) intentional interference with prospective economic advantage; (iii) negligent interference with prospective economic advantage; (iv) intentional interference with contract; and (v) promissory estoppel.  More specifically, the plaintiff alleged that: we engaged in business practices, including the assertion of void and unlawful non-compete clauses in contracts with Dr. Obagi, that violate California’s Unfair Competition Law and the California Business and Professional Code, Section 17200, et seq.; we intentionally and negligently interfered with plaintiff’s prospective economic advantage in relationship with Rohto Pharmaceutical Co., Ltd. (“Rohto”) and certain product distributors; we interfered with existing contracts between plaintiff and Rohto; and we allegedly did not provide certain promised assistance in connection with the alleged agreement between plaintiff and Rohto.  The plaintiff sought injunctive relief, compensatory damages “measuring in the tens of millions of dollars” and other damages in an unspecified amount, punitive damages and costs of suit including attorneys’ fees.

In addition, on or about January 7, 2010, Dr. Obagi and his spouse, Samar Obagi, and the Obagi Trust and certain other entities allegedly affiliated with Dr. Obagi sent us an arbitration demand before JAMS (formerly Judicial Arbitration and Mediation Services) in Los Angeles, California in which the claimants claimed breaches of various agreements between us and the claimants and certain breaches of common law, California law, and federal law, including failure to pay certain retainer, marketing and reimbursement funds, failure to pay royalties allegedly due, failure to consult before developing and marketing new products, failure to pursue certain business strategies, threatening to invoke unenforceable and inapposite non-competition clauses in our contracts with Dr. Obagi, threatening and interfering with the claimants’ business opportunities, threatening to enforce nonexistent trademark and service mark rights, and wrongfully depriving the claimants of both their rights to pursue business opportunities and also their trademark rights.  Claimants sought actual and consequential damages of “millions of dollars” and other damages in an unspecified amount, restitution of monies wrongfully obtained in an unspecified amount, prejudgment interest, attorneys’ fees and costs, declaratory judgment and assignment of certain trademarks from us to Dr. Obagi.  We filed an answer to the Demand for Arbitration denying the allegations and asserting various counterclaims.  In May 2010, the claimants in the arbitration proceeding filed an amended demand, again before JAMS in Los Angeles.  The amended demand reiterated the claims asserted in the original demand.  The amended demand expanded the original demand’s factual allegations involving our alleged interference with the claimants’ rights to pursue business opportunities and with the claimants’ trademark rights.

On May 2, 2011, we entered into a Settlement and Release Agreement (the “Settlement Agreement”) with the parties to the litigation and arbitration demand described above (the “ZO Parties”) that resulted in the dismissal with prejudice of all claims and counterclaims in both the litigation and arbitration.  Under the Settlement Agreement, we and ZO Parties have agreed to mutual releases.  The Settlement Agreement also provided for: (i) a one-time payment of $5.0 million from us to the ZO Parties; and (ii) the grant of a limited, non-exclusive license by us to the ZO Parties to use certain of our trademarks in up to three locations.  In addition to the one-time settlement payment, we incurred legal costs related to the matter.  The other non-economic terms of the Settlement Agreement are confidential.  We recorded $5.0 million for the one-time payment and $2.9 million in related litigation fees during the year ended December 31, 2011.  The settlement was effective May 5, 2011 and the litigation and arbitration proceedings were dismissed with prejudice on May 10, 2011 and May 9, 2011, respectively.

Policies and Procedures for Reviewing, Approving or Ratifying Related Party Transactions

     All future related party transactions must be submitted to the Audit Committee for review, approval or ratification in advance. The Audit Committee shall hold an in-person or telephonic meeting to determine the disposition of each proposed related party transaction.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Executive Officers

     The following is a brief description of the business experience and educational background of each of our executive officers, including the capacities in which each has served during the past five years. The description for Mr. Hummel, our President and Chief Executive Officer appears earlier in this proxy statement under the section entitled “Proposal 1: Election of Directors.”

     Preston S. Romm, 58, has served as our Chief Financial Officer and Executive Vice President, Finance, Operations and Administration since July 2008.  From 2006 to 2008, Mr. Romm served as Chief Financial Officer for Iomega Corporation, until its sale to EMC Corporation in 2008. At Iomega, he was responsible for all administrative functions including finance, SEC compliance, treasury, investor relations and information systems. Mr. Romm’s extensive public company financial experience includes serving as the CFO of Dot Hill Systems from 1999 to 2006, Verteq, Inc., a privately-held company, from 1997 to 1999, and STM Wireless, Inc. from 1994 to 1997, and he was Chief Accounting Officer of MTI Technology from 1990 to 1994. Mr. Romm began his career at the CPA firm of Schmidt & Co., and has also held management positions at Unisys and McDonnell Douglas. He holds a B.S. in Accounting from the University of Maryland and an M.B.A. from American University. Mr. Romm served as a member of the board of directors of Netlist where he was chairman of the audit committee and a member of the nominating and governance committees from March 2004 to April 2009.

     David S. Goldstein, 51, has served as our Executive Vice President, Global Sales and Field Marketing since January 2004. He joined us as Director of Sales for the United States in October 1999. From 1991 to 1999, Mr. Goldstein served in sales management positions for Allergan. Prior to that, Mr. Goldstein worked with Johnson & Johnson, where he served in various sales positions with a particular focus on dermatology products such as Retin-A. Prior to beginning his career in sales, Mr. Goldstein served for four years in the United States Marine Corps, earning a Navy Commendation of Meritorious Service. Mr. Goldstein received his B.S. in economics and M.B.A. from National University of San Diego.

     Laura B. Hunter, 51, has served as our Vice President, General Counsel and Secretary since September 2008.  Prior to joining us, for five years, Ms. Hunter was the President of The LB Hunter Group, a strategic business and legal consulting firm providing business advisory and legal services primarily to companies in the medical device, products and services, healthcare information technology and other segments of the healthcare industry.  From 1987 to 2003, Ms. Hunter was a practicing lawyer, most recently with the law firm of Brobeck, Phleger & Harrison LLP where she was a partner from 1995 until her departure, and during a portion of which time, she was co-chair of the firm’s life sciences practice and managing partner of the firm’s Orange County, California Business & Technology Group.  Ms. Hunter received her B.B.A. from the University of San Diego and her Juris Doctor degree from the University of California at Davis.

     There are no family relationships among any of our directors or these officers.

Compensation Discussion and Analysis

     The following discussion and analysis contains statements regarding future individual and company performance targets and goals. These targets and goals are disclosed in the limited context of our compensation programs and should not be understood to be statements of management’s expectations or estimates of results or other guidance. We specifically caution investors not to apply these statements to other contexts.

Introduction

     This Compensation Discussion and Analysis section discusses the compensation policies and programs for our Named Executive Officers, which include: Mr. Hummel, our President and Chief Executive Officer; Mr. Romm, our Chief Financial Officer and Executive Vice President, Finance, Operations and Administration; Mr. Goldstein, our Executive Vice President, Global Sales and Field Marketing; and Ms. Hunter, our Vice President, General Counsel and Secretary.

     The Compensation Committee of our Board has responsibility for establishing, implementing and continually monitoring our executive officer compensation programs. Each member of the Committee is “independent” under NASDAQ listing standards, is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code, and is a non-employee director within the meaning of Section 16 of the Exchange Act.

Executive Summary

     Our Compensation Committee, with the guidance of its compensation consultant,  has designed our executive officer compensation program to achieve the following objectives: (i) attract, retain, motivate and reward highly talented and dedicated executive officers; (ii) align the interests of our executive officers with those of our and stockholders; and (iii) provide total compensation to each executive officer that is both competitive with peer companies and reflective of individual and corporate performance.  Within this framework, the committee strives to ensure that the total compensation paid to all of our executives, including the Named Executive Officers, is fair, reasonable and competitive.  In addition, the committee believes that the compensation paid to our executives should be substantially dependent upon our financial performance and the value that we create for our stockholders. For this reason, the committee structures our compensation programs to provide incentives for the attainment of our short-term and long-term strategic and financial objectives, and rewards those executives who make meaningful contributions to the attainment of those objectives. These principles and policies resulted in the following key decisions for our 2011 executive officer compensation:

•
Varied Elements of Compensation. The compensation of each of our Named Executive Officers in 2011 primarily consisted of three elements: (i) a base salary; (ii) participation in an annual cash bonus plan tied to our attainment of pre-established corporate financial objectives; and (iii) long-term stock-based incentive awards, in the form of stock.  This mix of compensation elements emphasizes performance results, with generally more than half of the targeted compensation for each named executive officer being performance-based. By allocating a significant portion of total compensation to variable pay for our executive officers, we are able to maintain control over fixed compensation expenses in the form of base salaries, while affording meaningful upside potential to executives from achievement of company and individual performance goals;

•
Total Target Executive Compensation was Competitive. In 2011, the Compensation Committee targeted total direct compensation, in the aggregate (i.e., including base pay, short-term cash incentives and long-term equity award incentives) in a manner that is in line with the sixty-fifth percentile of comparable executive officers in the peer group identified below as an initial benchmark. The committee chose to target the sixty-fifth percentile because successful execution of our business plan requires a small number of executives with superior skills and the Compensation Committee believes that using the sixty-fifth percentile will give us a competitive advantage over the companies with which we compete by allowing us to attract and retain the most talented and dedicated executives possible;

•
Base Salaries and Target Bonus Opportunities Reflected Economic Conditions.  In 2011, given the continued uncertainty in the economic conditions in the United States and around the world, the Compensation Committee determined that no merit increases for our Named Executive Officers would be implemented for the year, as discussed in greater detail below.  In addition, the target annual cash bonus for each of our Named Executive Officers remained at the same level as in 2010;

•
Actual Cash Bonuses Paid Were Based on Our Performance Against Aggressive Goals. The goals we establish under our annual incentive plans are aggressive ones that are not easily achievable.  As a result, the actual bonuses paid under our 2011 Plan were only 39.4% of the target bonus for each Named Executive Officer in 2011.  In addition, these cash incentives are capped at 75% of base salary for our Chief Executive Officer and 50-60% of base salary for the other Named Executive Officers, thereby limiting the incentive for excessive risk-taking and a focus on short-term results only;

•
Stock Options Were a Key Component of Compensation. Stock options align the interests of our executives with those of our stockholders and are the primary long-term compensation vehicle for our named executive officers. Options closely align the interests of our executives with those of our stockholders because our executive officers will realize a return on their options only to the extent there is an increase in the fair market value of the underlying shares over the exercise price, and only to the extent the executive continues to remain employed by us through the vesting period. As reflected in the Summary Compensation Table appearing on page 36 of this Proxy Statement, stock options represented a significant portion of each Named Executive Officer’s total overall compensation for 2011; and

•
No Significant Perquisites. Consistent with our pay-for-performance compensation philosophy, we do not provide our executive officers with any significant perquisites, other than those offered to our employees generally, such as participation in our 401(k) plan and the provision of healthcare, life and disability insurance.

Compensation Goals and Philosophy

     The primary goals of our Compensation Committee with respect to executive compensation are to attract and retain a talented and dedicated management team, motivate them to achieve our specific annual, long-term and strategic goals, and align their interests with those of the stockholders by only rewarding performance that meets or exceeds established thresholds, and provides consequences for under performance, with the ultimate objective of improving stockholder value. Our Compensation Committee evaluated individual executive performance with a goal of setting compensation at levels the committee believes are appropriate, taking into account the responsibility and performance of, and compensation paid to, our other executives and to executive officers at comparable companies.

     In 2011, the Compensation Committee continued to utilize Hay Group as compensation consultants to assist it in its duties, including providing advice regarding industry trends relating to the form and amount of compensation provided to executives by companies with which we compete for executive talent. The compensation consultant consisted of a specific group within Hay Group that did no work for us other than its work for the Compensation Committee and reported directly to the Compensation Committee through its chairperson. (In 2012, the Compensation Committee engaged the services of a new compensation consultant, Frederic W. Cook & Co., Inc. to serve as its independent compensation consultant for 2012). The Compensation Committee retains the right to terminate or replace its compensation consultant at any time.

     In 2011, the compensation consultant provided the Compensation Committee with:

•	Market survey data;

•	Advice regarding competitive levels of executive base salaries, annual performance incentive awards, annual equity awards, executive benefits and perquisites, and severance benefits;

•
A comprehensive review of our executive compensation strategy, including reviewing the relative compensation of our peer group companies and the criteria for selecting peers that was used in preparing this Proxy Statement, as well as advising on our short- and long-term compensation incentives and our equity compensation strategy; and

•	Support for the preparation of our disclosure in this Proxy Statement of peer group data (excluding compensation related data relative to the designated peer group).

  Direct Peer Group

     Our Compensation Committee selected the following 21 companies consisting of direct competitors having comparable revenue and net income and similar sales and marketing initiatives as Obagi, for the purposes of evaluating executive compensation in 2011:

• Angiotech Pharmaceuticals • Caraco Pharmaceutical Labs • Cutera Inc. • Cynosure Inc. • Dusa Pharmaceuticals Inc. • Emergent Biosolutions Inc. • Enzon Pharmaceuticals Inc.	• ISTA Pharmaceuticals Inc. • JAZZ Pharmaceuticals Inc. • Medicines Co. • Medicis Pharmaceutical Corp. • Pain Therapeutics Inc. • Par Pharmaceutical Inc. • QLT Inc.	• Questcor Pharmaceuticals Inc. • Salix Pharmaceuticals Ltd. • Santaras Inc. • Solta Medical Inc. • Sucampo Pharmaceuticals Inc. • United Therapeutics Corp. • Viropharma Inc.

     Our Compensation Committee believes that this diverse group of companies set an appropriate standard against which to measure the compensation packages awarded to our executives for 2011.  The Compensation Committee used these peer companies as a guideline when determining total compensation paid to our executives for 2011.  The Compensation Committee targeted approximately the sixty-fifth percentile of total direct compensation paid to the comparable executives of these companies.  The committee chose to target the sixty-fifth percentile because successful execution of our business plan requires a small number of executives with superior skills and the Compensation Committee believes that using the sixty-fifth percentile will give us a competitive advantage over the companies with which we compete by allowing us to attract and retain the most talented and dedicated executives possible.

     For this Proxy Statement, Hay Group did not provide a comparison of these peer group companies’ relative compensation data for 2011, as all of these companies had not yet reported year end compensation data by the first quarter of 2011, when the Compensation

Committee reviewed and determined the compensation packages for our Named Executive Officers for 2011. Therefore, the 2010 compensation data used in determining the 2011 peer groups was used in evaluating our executives’ compensation for 2011.

     Once all compensation data for 2011 is available, our new compensation consultant will work with our Compensation Committee to develop a revised peer group that includes companies with revenue and market capitalization within a proscribed range that overlaps more closely with comparators used by others, such as companies that issue proxy voting guidelines, when comparing our performance and compensation to industry peers.  While we anticipate that there will be significant overlap with the peer group used by the Compensation Committee in 2011, we do anticipate changes to the peer group for purposes of evaluating compensation packages for our executives for 2012.

Role of Executives in Compensation Decisions

     The Compensation Committee makes all of the decisions regarding compensation for our executives, including the Named Executive Officers, and approves recommendations regarding equity awards to all of such individuals. Decisions regarding non-equity compensation of other employees are made by our Chief Executive Officer within the framework established by our Compensation Committee.

     The performance of our Chief Executive Officer is reviewed by our Compensation Committee, after asking him to provide his view concerning his performance.  Our Chief Executive Officer annually reviews the performance of each executive and the conclusions reached, and the recommendations made, by him based on these reviews are presented to the Compensation Committee. The Compensation Committee then discusses the reviews and recommendations that were presented by the Chief Executive Officer, and discusses its own reviews of the performance of the executives. The Compensation Committee thereafter exercises its discretion in deciding the compensation to be paid to each of these individuals.

Elements of Compensation

     To achieve the Compensation Committee’s objectives, our compensation plan must serve three primary purposes. First, it must be competitive. In 2011, competitive meant targeting total direct compensation, in the aggregate (i.e., including base pay, short-term cash incentives and long-term equity award incentives) in a manner that is in line with the sixty-fifth percentile of comparable executive officers in the peer group identified above as an initial benchmark. Individual targets are equitably set on the same basis, compared to both peers and internal benchmarks. Second, it should provide compensation that varies based on the company’s performance and the individual performance of each executive. Third, it should align each participant's interests with our stockholders. The principal components of executive compensation consist of the following:

     Base Salary.  Base salaries are provided to our executives to compensate them for services rendered during the fiscal year. Base salaries for executive officers are established based on the scope of their responsibilities and their individual performance. Generally, base salaries are reviewed annually, and adjusted from time to time to realign salaries after taking into account individual responsibilities, performance and experience. For 2011, this review occurred in the first quarter. At that time, our Compensation Committee determined that, given the continued uncertain economic conditions in the United States and around the world, no adjustments would be made to the base salaries of our Named Executive Officers in 2011. Accordingly, in 2011 the annual base salaries of our executive officers remained at the same levels that had been in effect in 2010 and 2009. The following table sets forth the annual base salary for each of Named Executive Officers in 2011:

Name and Title	2011 Annual Base Salary
Albert F. Hummel , President and Chief Executive Officer	$500,000
Preston S. Romm, Chief Financial Officer and Executive Vice President, Finance, Operations and Administration	$320,000
David S. Goldstein, Executive Vice President, Global Sales and Field Marketing	$295,360
Laura B. Hunter, Vice President, General Counsel and Secretary	$260,000

     In 2012, our Compensation Committee intends to work with its new compensation consultant to evaluate the base salaries of our executives, which may result in adjustments to our executives’ salaries in 2012.

     Annual Cash Incentives. In March 2011, the Compensation Committee approved the 2011 Plan, which is an incentive compensation program for the year ended December 31, 2011 under the 2005 Plan. It amends and restates and is the successor plan to the Obagi 2010 Performance Incentive Plan (the “2010 Plan”). The 2011 Plan was designed to motivate, retain and reward our employees, including our executives, based on the achievement of specified corporate revenue and adjusted EBIT (as defined below) objectives, as well as individual objectives in certain cases.

     For 2011, in light of continuing uncertain economic conditions and the volatile economic environment, the Compensation Committee established target revenue and earnings before interest and taxes, as adjusted to exclude the impact of non-cash charges relating to the issuance of equity instruments (“adjusted EBIT”), objectives of $122,368,000 and $29,332,000 respectively.  For the 2011 Plan to be funded for eligible participants to earn any bonuses, we had to achieve at least 80.0% of the revenue objective and at least 80.0% of the adjusted EBIT objective.  Assuming 100% achievement of the target revenue and adjusted EBIT objectives, the aggregate 2011 Plan pool would have been funded in the amount of $2.4 million, an increase from the 2010 Plan's target of $2.1 million.  Under the 2011 Plan, if we achieved between the minimum required 80.0% of each objective and the 100% target for each objective, then the potential bonus amount for each executive officer and non-executive employee would be reduced by 5.0% and 3.0%, respectively, for each 1% that we were below the target objective, and the bonus pool would be reduced accordingly. If the revenue and adjusted EBIT objectives were exceeded, an increased amount would have been funded to the 2011 Plan pool, up to 150% of the target 2011 Plan pool. The relative weightings of these financial performance objectives and contributions to the overall target 2011 Plan pool were as follows:

Financial Performance Objective at Target Level	Weighting	Total Contribution to Bonus Pool at Target Performance
Revenue Objective	30%	$705,734
Adjusted EBIT Objective	70%	$1,646,712

The total target bonus pool was determined based on our employee headcount at the time the 2011 Plan was adopted, and was subject to adjustment based on employee hiring, terminations and attrition levels during the year.

     In accordance with the terms of the 2011 Plan, our Compensation Committee had full and final discretion to adjust in good faith the performance objectives and/or achieved financial results to reflect the occurrence of extraordinary events. In March 2012, the Compensation Committee determined that, for the year ended December 31, 2011, we had achieved:

•	93.2% of the revenue objective, based upon our total net revenue of $114.1 million; and

•
85.4% of the adjusted EBIT objective, based upon total adjusted EBIT of $25.0 million, which was further adjusted at the Compensation Committee’s discretion to exclude charges related to the settlement of our outstanding litigation with Dr. Obagi and certain of his affiliates, as described above.

Based on these results, and after adjustment for achievement below the 100% target level and for employee terminations and attrition during the year, the total bonus pool available for distribution to all participants based on our actual level of performance against targeted performance was $932,400.

     The 2011 Plan participants were eligible to receive individual bonus awards as established by our Compensation Committee based upon our achievement of the company objectives and, in some cases, individual objectives, out of this total bonus pool. The Compensation Committee established individual target bonus amounts calculated as a percentage of the participant’s base salary for each of our Named Executive Officers as set forth in the table below.  Based upon our achievement against the financial performance objectives for 2011, the total bonus available to be paid to each Named Executive Officer was 39.4% of such executive’s target bonus amount, however the Compensation Committee had discretion under the 2011 Plan to award bonus amounts that were in excess of or below the targeted bonus amounts.  The following table sets forth the individual target bonus amount established for each Named Executive Officer, the percentage of the target bonus amount available for distribution based upon our actual level of performance against targeted performance, and the actual bonus amount earned by each Named Executive Officer:

Name and Title	Target as a Percentage of Base Salary	Target Bonus Amount	Percentage of Target Bonus Available	Actual Bonus Paid
Albert F. Hummel, President and Chief Executive Officer	75%	$375,000	39.4%	$147,600
Preston S. Romm, Chief Financial Officer and Executive Vice President, Finance, Operations and Administration	60%	$192,000	39.4%	$75,600
David S. Goldstein, Executive Vice President, Global Sales and Field Marketing	50%	$147,680	39.4%	$58,200
Laura B. Hunter, Vice President, General Counsel and Secretary	50%	$130,000	39.4%	$51,200
 _________

     In making determinations of the actual bonus amount to be paid to Mr. Hummel, the Compensation Committee considered the company’s performance in 2011 as well as Mr. Hummel’s performance since his appointment.  In determining the actual bonus amounts to be paid to the other Named Executive Officers, the Compensation Committee considered Mr. Hummel’s recommendations based upon his assessment of such executive’s performance against certain financial and non-financial goals established for that executive in consultation with the Chief Executive Officer at the beginning of 2011, the performance of that executive’s division or other area of primary responsibility, and any other challenges faced or achievements accomplished during the year.

     Eligible participants under the 2011 Plan were full-time employees, including executives, who did not participate in sales or other variable incentive pay plans and were employed by us on December 31, 2011.

     Long-Term Equity Incentive Program.The Compensation Committee believes that positive long-term performance is achieved through an ownership culture that encourages such performance by our executives through the use of stock and stock-based awards.  Our stock compensation plans have been established to provide certain of our employees, including our executives, with incentives to help align those employees’ interests with the interests of stockholders and to retain our executives. The Compensation Committee believes that the use of stock and stock-based awards offers the best approach to achieving our long-term compensation goals. The Compensation Committee further believes that stock options should remain the Company’s primary long-term incentive vehicle at this time because, ultimately, the options provide no value to employees unless the increase in value, which is directly aligned with our outside stockholders. We have not adopted stock ownership guidelines and our stock compensation plans have provided the principal method for our executives to acquire equity interests in the company.

     Options.   Our 2005 Plan authorizes us to grant options to purchase shares of common stock to our employees, directors and consultants. The Compensation Committee is the administrator of the 2005 Plan. The Compensation Committee reviews and approves stock option awards to executives based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. Periodic stock option grants are made at the discretion of the Compensation Committee to eligible employees and, in appropriate circumstances, the Compensation Committee considers the recommendations of members of management, such as our President and Chief Executive Officer. Stock option grants are also made at the commencement of employment and, from time to time, following a significant change in job responsibilities or to meet other special retention or performance objectives. Stock options granted by us generally have an exercise price equal to the fair market value of our common stock on the day of grant (except in certain instances where grants to executives have a higher exercise price), typically vest 33.33% per annum based upon continued employment over a three-year period, and generally expire ten years after the date of grant. Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code of 1986, as amended (the “Code”), although we have not granted any incentive stock options under the 2005 Plan to date.

     In connection with the appointment of Mr. Hummel as our President and Chief Executive Officer, in April 2011 the Compensation Committee granted him an option to purchase 100,000 shares of our common stock, with an exercise price per share of $12.55, the closing selling price per share of Obagi’s common stock as reported on the Nasdaq Global Market on the date of grant.  The option will vest and become exercisable with respect to 33.33% of the underlying shares per annum upon Mr. Hummel’s completion of each year of service with the company following the grant date. Additionally, the Compensation Committee awarded Mr. Hummel 50,000 restricted stock units to acquire an equal number of shares of our common stock with no cash payment on his part other than applicable income and employment taxes.  The restricted stock units will vest in full upon the second anniversary of the grant date provided Mr. Hummel remains employed by us on such date.

      In November 2011, the Compensation Committee, after considering the individual performance and contributions of the other Named Executive Officers, their existing long-term incentives, our overall financial performance and relevant market data, the effect of market conditions on our stock price and tenure with the company, approved stock option grants of 50,000, 50,000 and 25,000 to Messrs. Romm and Goldstein and Ms. Hunter, respectively, at an exercise price equal to the fair market value of our common stock on the date of grant.  Each such option will vest in three equal annual installments, commencing on the first anniversary of the option grant date.

      Stock Appreciation Rights. The 2005 Plan authorizes us to grant stock appreciation rights (“SARs”). A SAR represents a right to receive the appreciation in value, if any, of our common stock over the base value of the SAR. The base value of each SAR equals the value of our common stock on the date the SAR is granted.  Upon surrender of each SAR, unless we elect to deliver common stock, we will pay an amount in cash equal to the value of our common stock on the date of delivery over the base price of the SAR.  SARs typically vest based upon continued employment on a pro-rata basis over a three-year period, and generally expire ten years after the date of grant.  To date, no SARs have been awarded to any of our executives. We have the right to convert outstanding SARs into stock options.

      Restricted Stock and Restricted Stock Units.   The 2005 Plan authorizes the Compensation Committee to grant restricted stock and restricted stock units, subject to restrictions that lapse in installments or as our Compensation Committee deems appropriate. Shares of common stock that are subject to restrictions will be forfeited to and reacquired by us if the recipient's employment or service terminates prior to vesting.  While our Compensation Committee did award restricted stock units to our executives in early 2008 to ensure the management team’s continued commitment to increase stockholder value as well as in anticipation of competitive challenges faced in 2008, the Compensation Committee does not currently intend to make such awards on a regular basis, and no such awards were granted in 2010 or 2011, other than the initial grant to Mr. Hummel as described above.

       Performance awards, dividend equivalents, other stock grants and other stock-based award.  The 2005 Plan authorizes the Compensation Committee to grant cash or stock performance awards based on the achievement of performance goals during performance periods established by the committee, dividend equivalents under which the participant is entitled to receive payments equal to the amount of cash dividends paid by us to holders of shares with respect to a number of shares determined by the committee, other stock grants and other stock-based awards.  To date, no such awards have been approved.

Report of the Compensation Committee

     The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management.  Based on these reviews and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis for the year ended December 31, 2011 be included in this Proxy Statement on Schedule 14A for the Annual Meeting.

COMPENSATION COMMITTEE John H. Duerden, Chairman Ronald P. Badie Albert J. Fitzgibbons III Edward A. Grant

Summary Compensation Table

     The following table sets forth information for the years ended December 31, 2011, 2010 and 2009 concerning compensation earned for services rendered to us by the Named Executive Officers:

Name and principal position	Year	Salary	Bonus	Stock Awards(1)	Option Awards(2)	Non-Equity Incentive Plan Compensation (3)	All Other Compensation		Total
Albert F. Hummel (4)	2011	$500,000	—	$627,500	$538,155	$147,600	—		$1,813,255
President and Chief	2010	$105,682	—	—	—	$62,768	—		$168,450
Executive Officer	2009	$—	—	—	—	—	—		—
Preston S. Romm	2011	$320,000	—	—	$198,220	$75,600	$14,235	(5)	$608,055
Chief Financial Officer	2010	$320,000	—	—	$254,983	$143,048	$14,098	(5)	$732,129
and Executive VP	2009	$320,000	—	—	$59,724	$95,000	$10,678	(5)	$485,402
David S. Goldstein	2011	$295,360	—	—	$198,220	$58,200	$14,295	(5)	$566,075
Executive VP, Global	2010	$295,360	—	—	$254,983	$147,681	$14,157	(5)	$712,181
Sales and Field Marketing	2009	$295,360	—	—	$59,724	$85,000	$10,678	(5)	$450,762
Laura B. Hunter	2011	$260,000	—	—	$99,110	$51,200	$12,485	(5)	$422,795
Vice President, General	2010	$260,000	—	—	$127,492	$96,856	$12,829	(5)	$497,177
Counsel and Secretary	2009	$260,000	—	—	$17,917	$50,000	$9,252	(5)	$337,169
__________________
(1)  Amounts shown reflect the grant date fair value of restricted stock unit awards made in the year indicated as computed in accordance with FASB ASC Topic 718. Such grant-date fair value was calculated on the basis of the fair market value of the underlying shares of common stock on the award date and was not adjusted to take into account any estimated forfeitures.

(2)  Amounts shown reflect the grant date fair value of option awards granted in the year indicated as computed in accordance with FASB ASC Topic 718. For information on the assumptions used to calculate the value of the awards, please refer to Notes 2 and 11 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC on March 8, 2012.  In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3)  Amounts shown for 2011 were earned under the 2011 Performance Incentive Plan, but were not paid out until March 2012. For a description of the 2011 Plan, see “Compensation Discussion and Analysis—Elements of Compensation—Annual Cash Incentives.”

(4)  Mr. Hummel was appointed as our President and Chief Executive Officer in April 2011, having served in those positions on an interim basis since October 2010.  Amounts shown for 2010 are prorated to reflect the amount of time Mr. Hummel served in such positions during the year ended December 31, 2010, but do not reflect Mr. Hummel’s compensation as a member of our Board from January 2010 to October 2010.

(5)  Amounts shown include matching contributions under our 401(k) plan and life insurance premiums.

Grants of Plan-Based Awards

     The following table sets forth information regarding possible payouts under non-equity incentive plan awards to which our Named Executive Officers were entitled during the year ended December 31, 2011:

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards	Grant Date Fair Value of Stock and Option Awards (2)
Name	Grant Date	Threshold	Target	Maximum
Albert F. Hummel	3/8/2011	—	$375,000 (3)	$562,500
	4/21/2011				50,000(4)			$627,500
	4/21/2011					100,000(5)	$12.55	$538,155
Preston S. Romm	3/8/2011	—	$192,000 (6)	$288,000
	11/29/11					50,000(7)	$9.71	$198,220
David S. Goldstein	3/8/2011	—	$147,680(8)	$221,520
	11/29/11					50,000 (7)	$9.71	$198,220
Laura B. Hunter	3/8/2011	—	$130,000(9)	$195,000
	11/29/11					25,000(7)	$9.71	$99,110
__________________
(1)  Under the 2011 Performance Incentive Plan, the bonus pool was based on our satisfaction of pre-established financial objectives.  If those objectives had been exceeded, the bonus pool would have been funded up to 150% of the target bonus pool.  The actual amount earned by each Named Executive Officer was based on the overall financial performance of our company and personal performance and is disclosed in the “Summary Compensation Table” under the column entitled Non-Equity Incentive Plan Compensation.

(2) Amounts shown reflect the grant date fair value of option awards granted in the year indicated as computed in accordance with FASB ASC Topic 718. For information on the assumptions used to calculate the value of the awards, please refer to Notes 2 and 11 to our Consolidated Financial Statements in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011, as filed with the SEC on March 8, 2012.  In accordance with SEC rules, the amounts shown exclude the impact of estimated forfeitures related to service-based vesting conditions.

(3) Mr. Hummel’s base salary is $500,000 and he was eligible for a discretionary cash bonus with a target of 75% of his base salary.

(4) Restricted stock units vest in full on April 21, 2013.

(5) Options vest 1/3 each year on April 21, 2012, 2013, and 2014.

(6) Mr. Romm's base salary is $320,000 and he was eligible for a discretionary cash bonus with a target of 60% of his base salary.

(7) Options vest 1/3 each year on November 29, 2012, 2013 and 2014.

(8) Mr. Goldstein's base salary is $295,360 and he was eligible for a discretionary cash bonus with a target of 50% of his base salary.

 (9) Ms. Hunter’s base salary is $260,000 and she was eligible for a discretionary cash bonus with a target of 50% of her base salary.

Outstanding Equity Awards at Fiscal Year-End

     The following table sets forth information regarding outstanding equity awards held by our Named Executive Officers at December 31, 2011:

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested
Albert F. Hummel	—		100,000	(1)	$12.55	4/21/21	50,000	$508,000 (2)
Preston S. Romm	150,000		—		$10.00	7/1/2018
			16,666	(3)	$5.86	3/3/2019
	16,667	(4)	33,333	(4)	$11.49	3/8/2020
	—	(5)	50,000	(5)	$9.71	11/29/2021
David S. Goldstein	60,000		—		$11.00	12/14/2016
	20,000		—		$16.25	2/27/2018
	20,000		—		$10.91	5/1/2018
	—	(3)	16,666	(3)	5.86	3/3/2019
	16,667	(4)	33,333	(4)	$11.49	3/8/2020
	—	(5)	50,000	(5)	$9.71	11/29/2021
Laura B. Hunter	40,000		—		$9.45	9/3/2018
	10,000	(6)	5,000	(6)	$5.86	3/3/2019
	8,334	(7)	16,666	(7)	$11.49	3/8/2020
			25,000	(5)	$9.71	11/29/2021
__________________
  (1)  Based on an option to purchase 100,000 shares granted on April 21, 2011. The option vests 1/3 each year on April 21, 2012, 2013 and 2014.

 (2)  Represents the number of unvested restricted stock units outstanding as of December 31, 2011 multiplied by the fair market value of our common stock as reported on the Nasdaq Global Market on December 30, 2011, the last trading day in 2011.

 (3)  Based on an option to purchase 50,000 shares granted on March 3, 2009, which vested and became exercisable as to 1/3 of such shares on each of March 3, 2010 and March 3, 2011, and will vest and become exercisable as to the remaining 1/3 of such shares on March 3, 2012.

 (4)  Based on an option to purchase 50,000 shares granted on March 8, 2010, which vested and became exercisable as to 1/3 of such shares on March 8, 2011, and will vest 1/3 each year on March 8, 2012 and 2013.

 (5)  Based on an option granted on November 29, 2011 that will vest 1/3 each year on November 29, 2012, 2013 and 2014.

 (6)  Based on an option to purchase 15,000 shares granted on March 3, 2009, which vested and became exercisable as to 1/3 of such shares on each of March 3, 2010 and March 3, 2011, and will vest and become exercisable as to the remaining 1/3 of such shares on March 3, 2012.

 (7)  Based on an option to purchase 25,000 shares granted on March 8, 2010.  The option vested and became exercisable as to 1/3 of such shares on March 8, 2011, and will vest 1/3 each year on March 8, 2012 and 2013.

Option Exercises and Stock Vested

     The following table sets forth information regarding stock options exercised and shares of common stock acquired upon vesting of restricted stock held by our Named Executive Officers during the year ended December 31, 2011:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise	Value Realized on Exercise(1)	Number of Shares Acquired on Vesting		Value Realized on Vesting (2)
Albert F. Hummel	—	—	2,463	(3)	$23,029
Preston S. Romm	9,586	$39,331	—		—
	10,569	$41,906	—		—
	13,179	$50,827	—		—
David S. Goldstein	33,334	$129,669	—		—
Laura B. Hunter	—	—	—		—
__________________
     (1)  Based on the amount by which the market price of a share of our common stock on the date of exercise exceeded the applicable exercise price per share of the option.

     (2)  Represents the fair market value of a share of our common stock on the date of vesting multiplied by the number of shares that have vested.

     (3) Represents shares of restricted stock granted to Mr. Hummel in June 2010 in his capacity as a member of our Board of Directors, prior to his appointment as our President and Chief Executive Officer, that vested in June 2011.

Employment Agreements and Potential Payments Upon Termination or Change In Control

     Hummel Employment Agreement

     Effective April 21, 2011 (the “Effective Date”), the Company and Mr. Hummel, entered into an Executive Employment Agreement for a term of three years.  Under the agreement, Mr. Hummel is entitled to an annual base salary of $500,000, subject to annual cost of living increases or such greater increase as may be approved by the Board. In addition, he is entitled to participate in any incentive compensation plans that the Compensation Committee of the Board may establish, including the 2011 Plan adopted and approved in March 2011. Under the 2011 Plan, Mr. Hummel’s target bonus, assuming achievement by the company of 100% of each of the performance goals, is 75% of his annual base salary.

     On the Effective Date, the Compensation Committee also granted Mr. Hummel an option to purchase 100,000 shares of our common stock, with an exercise price per share of $12.55, the closing selling price per share of our common stock as reported on the Nasdaq Global Market on the date of grant. The option will vest and become exercisable with respect to 33.33% of the underlying shares per annum upon Mr. Hummel’s completion of each year of service with the company following the Effective Date.

     Additionally, on the Effective Date the Compensation Committee awarded Mr. Hummel 50,000 restricted stock units to acquire an equal number of shares of our common stock with no cash payment on his part other than applicable income and employment taxes. The restricted stock units will vest in full upon the second anniversary of the Effective Date.

     Either Mr. Hummel or we may terminate his employment at any time. If Mr. Hummel is terminated for cause or terminates his own employment, he will be entitled to no severance.  If Mr. Hummel is terminated without cause, he will be entitled to 12 months’ severance.  In addition he will be entitled to continuation of all benefits made generally available to all executives (including continuation of coverage under the Consolidated Omnibus Budget Reconciliation Act (“COBRA”)) for 12 months, and will have a period of 12 months to exercise any options that were vested on the date of termination. In the event Mr. Hummel’s employment terminates by reason of death or disability, he will not be entitled to severance, but will have a period of 12 months to exercise any options that were vested on the date of termination. The term “cause” is defined as including when an executive: (i) exhibits willful misconduct or dishonesty which materially and adversely effects the business reputation of the executive or the company; (ii) is convicted of a felony; (iii) acts (or fails to act) in the performance of his duties to the company in bad (good) faith and to our detriment; (iv) materially breaches the amended and restated employment agreement or any other agreement with the company, which if curable, is not cured to our reasonable satisfaction within thirty days of written notice thereof; or (v) engages in misconduct that is demonstrably and materially injurious to the company, including, without limitation, willful and material failure to perform his duties as an officer or executive of the company or excessive absenteeism unrelated to illness or vacation.

     If Mr. Hummel terminates his employment for good reason, then he will be entitled to 12 months’ severance and continuation of all benefits made generally available to all executives (including continuation of COBRA) for 12 months.  In addition, in the event of a change in control, all options and RSUs held by Mr. Hummel will vest in full, and all options will become exercisable immediately prior to such change in control, regardless of his continued employment status. The term “good reason” is defined as, following a change of control, the company (including any successor in interest): (i) terminates Mr. Hummel’s employment at any time within the one year anniversary of such change of control, for reasons other than for cause, death or disability; (ii) Mr. Hummel voluntarily terminates his employment within six months of the company's (or any successor in interest)  material reduction in his level of responsibility; or (iii) Mr. Hummel terminates his employment within six months of the company’s (or any successor in interest) material reduction of his base salary, except for any salary reduction that is generally applicable to the company’s (or any successor in interest) executives; provided that in the case of (ii) and (iii) above, “good reason” shall only be found to exist if prior to the his  resignation for good reason, the executive has provided thirty days written notice to us (or any successor in interest) within ninety days following the existence of such good reason event indicating and describing the event resulting in such good reason, and the company (or any successor in interest) does not cure such event within ninety days following the receipt of such notice from Mr. Hummel. In the event the company (or any successor in interest) fails to timely cure, Mr. Hummel may resign upon expiration of the cure period.

Employment Agreements with Other Executive Officers

     On June 15, 2009, we entered into amended and restated employment agreements with each of our other Named Executive Officers (other than Mr. Hummel):  Messrs. Romm and Goldstein and Ms. Hunter. Under the agreements, Mr. Romm, Mr. Goldstein and Ms. Hunter are entitled to annual base salaries of $320,000, $295,360 and $260,000, respectively, subject to annual cost of living increases or such greater increases as may be approved by the Board.  In addition, Mr. Romm is entitled to an annual bonus of up to 60% of his base salary, and Mr. Goldstein and Ms. Hunter are entitled to annual bonuses of up to 50% of their respective base salaries, all subject to achievement of certain corporate and individual targets.

     Under each of these new agreements, either the executive or Obagi may terminate the executive’s employment at any time. If the executive is terminated for cause or terminates his or her own employment, the executive will be entitled to no severance.  If the executive is terminated without cause, the executive will be entitled to the following severance: Mr. Romm, 12 months’ severance, and each of Mr. Goldstein and Ms. Hunter, six months’ severance. In addition each executive will be entitled to continuation of all benefits made generally available to all executives (including continuation of COBRA) for 12 months, in the case of Mr. Romm, and six months, in the case of Mr. Goldstein or Ms. Hunter, and will have a period of 12 months to exercise any options that were vested on the executive’s date of termination. In the event the executive’s employment terminates by reason of death or disability, the executive will not be entitled to severance, but will have a period of 12 months to exercise any options that were vested on the executive’s date of termination.  The term “cause” has the same definition as set forth in Mr. Hummel’s agreement.

     If the executive terminates his or her employment for good reason, then the executive will be entitled to 12 months’ severance and continuation of all benefits made generally available to all executives (including continuation of COBRA) for 12 months.  In addition, in the event of a change in control in which the consideration that is paid is solely cash, all options and restricted stock units held by the executive will vest in full, and all options will become exercisable immediately prior to such change in control, regardless of the executive’s continued employment status. Should any of the severance benefits constitute a parachute payment under Section 280G of the Code, the amount of the severance benefits shall be reduced to the minimum extent necessary to ensure that the severance benefits do not exceed the amount determined pursuant to Section 280G of the Code.  The term “good reason” has the same definition as set forth in Mr. Hummel’s agreement. Each executive is also subject to a confidentiality covenant and a covenant not to solicit any employee to leave the company’s (or any successor in interest) employ during the term of any severance period following the date of termination.  Any severance payment is conditioned upon execution by the executive of a release in form and substance satisfactory to us.

     On April 15, 2011, the Compensation Committee approved an amendment to the Amended and Restated Executive Employment Agreement, dated as of June 15, 2009, by and between us and Mr. Goldstein that provides that if Mr. Goldstein’s employment is terminated by us for reasons other than cause or death or disability, he will now be entitled to receive 12 months’ severance pay, as well as continuation of all benefits made generally available to all executives (including continuation of COBRA) for 12 months.

Potential Payments upon Termination or a Change in Control

    The following table presents our reasonable estimate of benefits payable to each of our Named Executive Officers assuming that each of the following events occurred on December 31, 2011: (i) a change in control in which the consideration is solely cash and the termination of the executive’s employment for good reason in connection therewith (a “Cash CIC”); (ii) a change in control in which the consideration is other than solely cash and the surviving corporation assumes all of our outstanding options, and the termination of the executive’s employment for good reason in connection therewith (a “Non-Cash CIC”); (iii) termination of executive’s employment without cause in the absence of a change in control; and (iv)  termination of executive’s employment by reason of death or disability:

Name	Trigger	Salary	Value of Option Acceleration (1)	Continuation of Benefits (2)	Total
Albert F. Hummel	Cash CIC	$500,000	—	—	$500,000
	Non-Cash CIC	$500,000	—	—	$500,000
	Termination without Cause	$500,000	—	—	$500,000
	Death or Disability	—	—	—	—
Preston S. Romm	Cash CIC	$320,000	$71,664	$22,375	$414,039
	Non-Cash CIC	$320,000	—	$22,375	$342,375
	Termination without Cause	$320,000	—	$22,375	$342,375
	Death or Disability	—	—	—	—
David S. Goldstein	Cash CIC	$295,360	$71,664	$22,375	$389,399
	Non-Cash CIC	$295,360	—	$22,375	$317,735
	Termination without Cause	$295,360	—	$22,375	$317,735
	Death or Disability	—	—	—	—
Laura B. Hunter	Cash CIC	$260,000	$21,500	$15,666	$297,166
	Non-Cash CIC	$260,000	—	$15,666	$275,666
	Termination without Cause	$130,000	—	$7,833	$137,833
	Death or Disability	—	—	—	—
__________________
     (1) Represents the aggregate value of the accelerated vesting of the Named Executive Officers’ unvested stock options. The amounts shown as the value of the accelerated stock options in connection with a change in control and for termination without cause are based solely on the intrinsic value of the options as of December 31, 2011. The intrinsic value was calculated by multiplying (i) the amount by which the fair market value of our common stock December 31, 2011 ($10.16 per share) exceeded the applicable exercise price by (ii) the assumed number of in-the-money option shares vesting on an accelerated basis as of December 31, 2011.

     (2) Represents COBRA continuation coverage for a specified period following the termination event.

     While we believe that the amounts shown above and the assumptions upon which they are based provide reasonable estimates of the amounts that would have been due to the Named Executive Officers in the event that any of the circumstances described above had occurred on December 31, 2011, the actual amounts due to the Named Executive Officers upon a triggering event will depend upon the actual circumstances and the then applicable provisions of the 2005 Plan and their employment agreements. Each executive would also be entitled to any gain attributable to his or her already-vested equity awards.

REPORT OF THE AUDIT COMMITTEE

     Under the guidance of a written charter adopted by the Board of Directors, the purpose of the Audit Committee is to oversee our accounting and financial reporting processes and audits of our financial statements. The responsibilities of the Audit Committee include appointing and determining the compensation of the independent registered public accounting firm. Each of the members of the Audit Committee meets the independence requirements of Nasdaq.

     Management has primary responsibility for the system of internal control over financial reporting and the financial reporting process. The independent registered public accounting firm has the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards.

     In this context and in connection with the audited financial statements contained in our Annual Report on Form 10-K, the Audit Committee:

•	Reviewed and discussed the audited financial statements as of and for the fiscal year ended December 31, 2011 with management and the independent registered public accounting firm;

•
Discussed with PricewaterhouseCoopers LLP, our independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61,  Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1 AU section 380) as adopted by the PCAOB in Rule 3200T;

•
Reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirement of the PCAOB regarding the independent auditor’s communications with the Audit Committee concerning independence, discussed with the independent registered public accounting firm their independence, and concluded that the non-audit services performed by PricewaterhouseCoopers LLP are compatible with maintaining its independence;

•
Based on the foregoing reviews and discussions, recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2011 filed with the SEC; and

•	Instructed the independent registered public accounting firm that the Audit Committee expects to be advised if there are any subjects that require special attention.

AUDIT COMMITTEE Edward A. Grant, Chairman Ronald P. Badie John A. Bartholdson

ANNUAL REPORT

     Our 2011 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2011, accompanies the proxy materials being mailed to stockholders. Those documents are not a part of these proxy solicitation materials. We will provide, without charge, additional copies of our 2011 Annual Report on Form 10-K upon the receipt of a written request by any stockholder.

OTHER MATTERS

     As of the time of preparation of this Proxy Statement, neither the Board nor management intends to bring before the meeting any business other than the matters referred to in the Notice of Annual Meeting and this Proxy Statement. If any other business should properly come before the meeting, or any continuation or adjournment thereof, the persons named in the proxy will vote on such matters according to their best judgment.

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

     Our Bylaws provide that advance notice of a stockholder's proposal must be delivered to the Secretary of the company at our principal executive offices not less than 90 or more than 120 days prior to the anniversary of the mailing date of the proxy materials for the previous year's annual meeting. However, the Bylaws also provide that in the event that no annual meeting was held in the previous year or the date of the annual meeting is advanced by more than 30 days or delayed by more than 60 days from the date contemplated at the time of the previous year’s proxy statement, this advance notice must be received not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made. Each stockholder's notice must contain the following information as to each matter the stockholder proposes to bring before the annual meeting: (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director if elected) and appropriate biographical information and a statement as to the qualification of the nominee; (ii) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (iii) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (x) the name and address of such stockholder, as they appear on the company's books, and of such beneficial owner and (y) the number of shares of Obagi common stock which are owned beneficially and of record by such stockholder and such beneficial owner.

     A copy of the full text of the provisions of our Bylaws dealing with stockholder nominations and proposals is available to stockholders from our Secretary upon written request.

     Under the rules of the SEC, stockholders who wish to submit proposals for inclusion in the proxy statement of the Board of Directors for the 2013 Annual Meeting of Stockholders must submit such proposals so as to be received by us at 3760 Kilroy Airport Way, Suite 500, Long Beach, California 90806, Attention: Secretary, on or before January 1, 2013. In addition, if we are not notified by January 31, 2013 of a proposal to be brought before the 2013 Annual Meeting by a stockholder, then proxies held by management may provide the discretion to vote against such proposal even though it is not discussed in the proxy statement for such meeting.

 INCORPORATION BY REFERENCE

     Notwithstanding anything to the contrary set forth in any of our previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate all or portions of our filings, including this Proxy Statement, with the SEC, in whole or in part, the Audit Committee Report and the Report of the Compensation Committee contained in this Proxy Statement shall not be deemed to be incorporated by reference into any such filing or deemed filed with the SEC under the Securities Act of 1933, as amended, or the Exchange Act.

By Order of the Board of Directors
ALBERT F. HUMMEL President & Chief Executive Officer

Long Beach, California
April __, 2012

Appendix A
Obagi Medical Products, Inc.

and

American Stock Transfer & Trust Company, LLC

Rights Agreement

Dated as of December 23, 2011

A-i

Exhibit A	- Form of Certificate of Designations	27
Exhibit B	- Form of Right Certificate	28
Exhibit C	- Summary of Rights to Purchase Preferred Shares	30

A-ii

RIGHTS AGREEMENT

RIGHTS AGREEMENT (the “Agreement”), dated as of December 23, 2011, between Obagi Medical Products, Inc., a Delaware corporation (the “Corporation”), and American Stock Transfer & Trust Company, LLC, a New York limited liability trust company, as rights agent (the “Rights Agent”).

The Board of Directors of the Corporation has authorized and declared a dividend of one (1) preferred share purchase right (a “Right”) for each Common Share (as hereinafter defined) of the Corporation outstanding at the Close of Business (as hereinafter defined) on January 10, 2012 (the “Record Date”), each Right representing the right to purchase one one-thousandth (1/1,000th) of a Preferred Share (as hereinafter defined), upon the terms and subject to the conditions herein set forth, and has further authorized and directed the issuance of one (1) Right with respect to each Common Share that shall become outstanding between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereinafter defined).

Accordingly, in consideration of the premises and the mutual agreements herein set forth, the parties hereby agree as follows:

Section 1. Definitions.   For purposes of this Agreement, the following terms have the meanings indicated:

(a) “Acquiring Person” shall mean any Person who or which, together with all Affiliates and Associates of such Person, shall be the Beneficial Owner of twenty percent (20%) or more of the Common Shares of the Corporation then outstanding, but shall not include the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or any Subsidiary of the Corporation, or any entity (including any trustee) holding Common Shares for or pursuant to the terms of any such plan.  Notwithstanding the foregoing, no Person shall become an “Acquiring Person”: (i) solely as the result of an acquisition of Common Shares by the Corporation which, by reducing the number of Common Shares of the Corporation outstanding, increases the proportionate number of Common Shares of the Corporation beneficially owned by such Person (together with all Affiliates and Associates of such Person) to twenty percent (20%) or more of the Common Shares of the Corporation then outstanding; provided, however, that, if a Person (together with all Affiliates and Associates of such Person) shall become the Beneficial Owner of twenty percent (20%) or more of the Common Shares of the Corporation then outstanding solely by reason of share purchases by the Corporation and shall, after such share purchases by the Corporation, become the Beneficial Owner of any additional Common Shares of the Corporation (other than pursuant to a dividend or distribution paid or made by the Corporation on the Common Shares of the Corporation then outstanding or pursuant to a split or subdivision of the then outstanding Common Shares of the Corporation), then such Person shall be deemed to be an “Acquiring Person;” or (ii) if as of the date hereof such Person (together with all Affiliates and Associates of such Person) is, or prior to the earlier of notice or the first public announcement of the adoption of this Agreement such Person (together with all Affiliates and Associates of such Person) becomes, the Beneficial Owner of twenty percent (20%) or more of the Common Shares of the Corporation then outstanding; provided, however, that if such Person (together with all Affiliates and Associates of such Person) shall become the Beneficial Owner of an additional one percent (1%) or more of the Common Shares of the Corporation then outstanding after the earlier of notice or the first public announcement of the adoption of this Agreement (other than pursuant to a dividend or distribution paid or made by the Corporation on the Common Shares of the Corporation then outstanding or pursuant to a split or subdivision of the then outstanding Common Shares of the Corporation), then such Person shall be deemed to be an “Acquiring Person” unless, upon becoming the Beneficial Owner of such additional Common Shares of the Corporation, such Person (together with all Affiliates and Associates of such Person) is not then the Beneficial Owner of twenty percent (20%) or more of the Common Shares of the Corporation then outstanding.  Notwithstanding the foregoing, if the Board of Directors of the Corporation determines in good faith that a Person who would otherwise be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), has become such inadvertently, and such Person divests as promptly as practicable a sufficient number of Common Shares so that such Person would no longer be an “Acquiring Person,” as defined pursuant to the foregoing provisions of this paragraph (a), then such Person shall not be deemed to be an “Acquiring Person” for any purposes of this Agreement.

(b) “Adjustment Shares” shall have the meaning set forth in Section 11(a)(ii) hereof.

(c) “Affiliate” shall mean any Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, a specified Person.

(d) “Associate,” when used to indicate a relationship with any Person, shall mean:

(i) any corporation or organization of which such Person is an officer or partner or is, directly or indirectly, the Beneficial Owner of ten percent (10%) or more of any class of equity securities;

(ii) any trust or other estate in which such Person has a substantial beneficial interest or as to which such Person serves as trustee or in a similar fiduciary capacity; and

(iii) any relative or spouse of such Person, or any relative of such spouse, who has the same home as such Person or who is a director or officer of the Corporation or any of its subsidiaries.

(e) A Person shall be deemed the “Beneficial Owner” of and shall be deemed to “beneficially own” any securities which (without duplication):

(i) such Person or any of such Person’s Affiliates or Associates directly or indirectly beneficially owns, within the meaning of Rule 13d-3 and Rule 13d-5 under the Exchange Act, as such Rules are in effect on the date of this Agreement;

(ii) such Person or any of such Person’s Affiliates or Associates has, directly or indirectly: (A) the right to acquire (whether such right is exercisable immediately or only after the passage of time, compliance with regulatory requirements, fulfillment of a condition or otherwise) pursuant to any agreement, arrangement or understanding (other than customary agreements with and between underwriters and the Corporation or other selling group members with respect to a bona fide public offering of securities) (whether or not in writing), or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, securities tendered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person’s Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the Beneficial Owner of, or to beneficially own, any security if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy or consent given to such Person in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations promulgated under the Exchange Act and (2) is not also then reportable on Schedule 13D under the Exchange Act (or any comparable or successor report); or

(iii) are beneficially owned, directly or indirectly, by any other Person with which such Person or any of such Person’s Affiliates or Associates has any agreement, arrangement or understanding (other than customary agreements with and between underwriters and the Corporation or other selling group members with respect to a bona fide public offering of securities) (whether or not in writing) for the purpose of acquiring, holding, voting (except to the extent contemplated by the proviso to Section 1(e)(ii)(B) hereof) or disposing of any securities of the Corporation.

Notwithstanding anything in this definition of Beneficial Ownership to the contrary, the phrase “then outstanding,” when used with reference to a Person’s Beneficial Ownership of securities of the Corporation, shall mean the number of such securities then issued and outstanding together with the number of such securities not then actually issued and outstanding, which such Person would be deemed to own beneficially hereunder.

(f) “Business Combination” shall have the meaning set forth in Section 13 hereof.

(g) “Business Day” shall mean any day other than a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law or executive order to close.

(h) “Close of Business” on any given date shall mean 5:00 p.m., New York time, on such date; provided, however, that, if such date is not a Business Day, it shall mean 5:00 p.m., New York time, on the next succeeding Business Day.

(i) “Common Shares” when used with reference to the Corporation (prior to a Business Combination) shall mean the shares of common stock, par value $0.001 per share, of the Corporation.  “Common Shares” when used with reference to any Person (other than the

Corporation prior to a Business Combination) shall mean the class or series of capital stock (or other equity interest) with the greatest voting power in respect to the election of directors (or other persons similarly responsible for the direction of the business and affairs) of such other Person or, if such other Person is a Subsidiary of another Person, the Person or Persons which ultimately control such first mentioned Person.

(j) “Common Stock Equivalents” shall have the meaning set forth in Section 11(a)(iii) hereof.

(k) “Corporation” shall have the meaning set forth in the first introductory paragraph of this Agreement.

(l) “Current Value” shall have the meaning set forth in Section 11(a)(iii) hereof.

(m) “Definitive Acquisition Agreement” shall mean any agreement entered into by the Corporation that is conditioned on the approval by the holders of not less than a majority of the outstanding Common Shares at a special meeting called for such purpose with respect to (i) a merger, consolidation, recapitalization, reorganization, share exchange, business combination or similar transaction involving the Corporation or (ii) the acquisition in any manner, directly or indirectly, of more than 50% of the consolidated total assets (including, without limitation, equity securities of its subsidiaries) of the Corporation.

(n) “Distribution Date” shall have the meaning set forth in Section 3(a) hereof.

(o) “Equivalent Preferred Shares” shall have the meaning set forth in Section 11(b).

(p) “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

(q) “Exchange Ratio” shall have the meaning set forth in Section 24(a) hereof.

(r) “Exemption Date” shall have the meaning set forth in Section 23(b).

(s) “Expiration Date” shall have the meaning set forth in Section 7(a) hereof.

(t) “NASDAQ” shall mean the Nasdaq National Market.

(u) “Outside Meeting Date” shall have the meaning set forth in Section 23(b).

(v) “Person” shall mean any individual, firm, corporation or other entity, and shall include any successor (by merger or otherwise) of such entity.

(w) “Preferred Shares” shall mean shares of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Corporation having the rights and preferences set forth in the Form of Certificate of Designations attached to this Agreement as Exhibit A.

(x) “Purchase Price” shall have the meaning set forth in Section 7(b) hereof.

(y) “Qualifying Offer” shall mean an offer determined by a majority of independent directors of the Corporation to have, to the extent required for the type of offer specified, each of the following characteristics:

(i) a fully financed all-cash tender offer for any and all of the then outstanding Common Shares at the same per-share consideration;

(ii) an offer that has commenced within the meaning of Rule 14d-2(a) under the Exchange Act and is made by an offeror (including Affiliates and/or Associates of such offeror) that beneficially owns no more than five percent (5%) of the then outstanding Common Shares as of the date of such commencement;

(iii) an offer that is subject only to the minimum tender condition described below in item (vi) of this definition and other customary terms and conditions, which conditions shall not include any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence with respect to the books, records, management, accountants or any other outside advisers of the Corporation;

(iv) an offer pursuant to which the Corporation and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than one hundred and twenty (120) Business Days and, if a Special Meeting Demand is duly delivered to the Board of Directors in accordance with Section 23(b), for at least ten (10) Business Days after the date of the Special Meeting or, if no Special Meeting is held within the Special Meeting Period (as defined in Section 23(b)), for at least ten (10) Business Days following the last day of such Special Meeting Period (the “Qualifying Offer Period”);

(v) an offer pursuant to which the Corporation has received an irrevocable written commitment by the offeror that, in addition to the minimum time periods specified in item (iv) of this definition, the offer, if it is otherwise to expire prior thereto, will be extended for at least fifteen (15) Business Days after (i) any increase in the price offered, or (ii) any bona fide alternative offer is commenced by another Person within the meaning of Rule 14d-2(a) of the Exchange Act; provided, however, that such offer need not remain open, as a result of clauses (iv) and (v) of this definition, beyond (1) the time which any other offer satisfying the criteria for a Qualifying Offer is then required to be kept open under such clauses (iv) and (v), or (2) the expiration date, as such date may be extended by public announcement (with prompt written notice to the Rights Agent) in compliance with Rule 14e-1 of the Exchange Act, of any other tender offer for the Common Shares with respect to which the Board of Directors has agreed to redeem the Rights immediately prior to acceptance for payment of Common Shares thereunder (unless such other offer is terminated prior to its expiration without any Common Shares having been purchased thereunder) or (3) one (1) Business Day after the stockholder vote with respect to approval of any Definitive Acquisition Agreement has been officially determined and certified by the inspectors of elections;

(vi) an offer that is conditioned on a minimum of at least a majority of the outstanding Common Shares on a fully-diluted basis being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

(vii) an offer pursuant to which the Corporation and its stockholders have received an irrevocable written commitment by the offeror to consummate as promptly as practicable upon successful completion of the offer a second step transaction whereby all of the Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to stockholders’ statutory appraisal rights, if any; and

(viii) an offer pursuant to which the Corporation and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof).

For the purposes of the definition of Qualifying Offer, “fully financed” shall mean that the offeror has sufficient funds for the offer and related expenses which shall be evidenced by (i) firm, unqualified, written commitments from responsible financial institutions having the necessary financial capacity, accepted by the offeror, to provide funds for such offer subject only to customary terms and conditions, (ii) cash or cash equivalents then available to the offeror, set apart and maintained solely for the purpose of funding the offer with an irrevocable written commitment being provided by the offeror to the Board of Directors of the Corporation to maintain such availability until the offer is consummated or withdrawn, or (iii) a combination of the foregoing; which evidence has been provided to the Corporation prior to, or upon, commencement of the offer. If an offer becomes a Qualifying Offer in accordance with this definition but subsequently ceases to be a Qualifying Offer as a result of the failure at a later date to continue to satisfy any of the requirements of this definition, such offer shall cease to be a Qualifying Offer and the provisions of Section 23(b) shall no longer be applicable to such offer.

(z) “Qualifying Offer Period” shall have the meaning set forth in subsection (iv) of the definition of Qualifying Offer.

(aa) “Qualifying Offer Resolution” shall have the meaning set forth in Section 23(b).

(bb) “Record Date” shall have the meaning set forth in the second introductory paragraph of this Agreement.

(cc) “Redemption Price” shall have the meaning set forth in Section 23(a) hereof.

(dd) “Right” shall have the meaning set forth in the second introductory paragraph of this Agreement.

(ee) “Right Certificate” shall have the meaning set forth in Section 3(a) hereof.

(ff) “Rights Agent” shall have the meaning set forth in the first introductory paragraph of this Agreement.

(gg) “Shares Acquisition Date” shall mean the first date of public announcement by the Corporation or by or on behalf of an Acquiring Person that an Acquiring Person has become such.

(hh) “Spread” shall have the meaning set forth in Section 11(a)(iii) hereof.

(ii) “Special Meeting” shall have the meaning set forth in Section 23(b).

(jj) “Special Meeting Demand” shall have the meaning set forth in Section 23(b).

(kk) “Special Meeting Period” shall have the meaning set forth in Section 23(b).

(ll) “Subsidiary” of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by such Person.

(mm) “Substitution Period” shall have the meaning set forth in Section 11(a)(iii) hereof.

(nn) “Summary of Rights” shall have the meaning set forth in Section 3(b) hereof.

(oo) “Trading Day” shall have the meaning set forth in Section 11(d) hereof.

    Section 2. Appointment of Rights Agent.  The Corporation hereby appoints the Rights Agent to act as agent for the Corporation and the holders of the Rights (who, in accordance with Section 3 hereof, shall, prior to the Distribution Date, also be the holders of the Common Shares of the Corporation) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment.  The Corporation may from time to time appoint such co-Rights Agents as it may deem necessary or desirable, the respective duties of which shall be determined by the Corporation, upon ten (10) days’ prior written notice to the Rights Agent.  The Rights Agent shall have no duty to supervise, and in no event shall be liable for, the acts or omissions of any such co-Rights Agent.

    Section 3. Issue of Right Certificates.

(a) Until the earlier of (i) the tenth (10th) day after the Shares Acquisition Date or (ii) the tenth (10th) Business Day (or such later date as may be determined by action of the Board of Directors of the Corporation prior to such time as any Person becomes an Acquiring Person) after the date of the commencement by any Person (other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or of any Subsidiary of the Corporation or any entity (including any trustee) holding Common Shares of the Corporation for or pursuant to the terms of any such plan) of a tender or exchange offer the consummation of which would result in any Person becoming the Beneficial Owner of Common Shares of the Corporation aggregating twenty percent (20%) or more of the then outstanding Common Shares of the Corporation (including any such date that is after the date of this Agreement and prior to the issuance of the Rights; the earlier of such dates being herein referred to as the “Distribution Date”), (x) the Rights will be evidenced (subject to the provisions of Section 3(b) hereof) by the certificates for Common Shares of the Corporation registered in the names of the holders thereof (which certificates shall also be deemed to be Right Certificates) and not by separate Right Certificates, and (y) the right to receive Right Certificates will be transferable only in connection with the transfer of Common Shares of the Corporation.  As soon as practicable after the Distribution Date, the Corporation will prepare and execute, the Rights Agent will countersign, and the Corporation will send or cause to be sent (and the Rights Agent will, if requested, send) by first-class, insured, postage-prepaid mail, to each record holder of Common Shares of the Corporation as of the Close of Business on the Distribution Date, at the address of such holder shown on the records of the Corporation, a Right Certificate, in substantially the form of Exhibit B hereto (a “Right Certificate”), evidencing one (1) Right for each Common Share so held.  As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

(b) On the Record Date, or as soon as practicable thereafter, the Corporation will send a copy of a Summary of Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the “Summary of Rights”), by first-class, postage-prepaid mail, to each record holder of Common Shares as of the Close of Business on the Record Date, at the address of such holder shown on the records of the Corporation.  With respect to certificates for Common Shares of the Corporation outstanding as of the Record Date, until the Distribution Date, the Rights will be evidenced by such certificates registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto.  Until the earlier of the Distribution Date and the Expiration Date, the surrender for transfer of any certificate for Common Shares of the Corporation outstanding on the Record Date, with or without a copy of the Summary of Rights attached thereto, shall also constitute the transfer of the Rights associated with the Common Shares of the Corporation represented thereby.

(c) One Right shall be issued in respect of each Common Share that shall become outstanding (whether as a result of original issuance, delivery from the Corporation’s treasury or otherwise) after the Record Date but prior to the earlier of the Distribution Date and the Expiration Date.  Certificates for Common Shares that are outstanding at the Close of Business on the Record Date and certificates for Common Shares that become outstanding (including, without limitation, reacquired Common Shares referred to in the last sentence of this paragraph (c)) after the Record Date but prior to the earlier of the Distribution Date and the  Expiration Date shall have impressed on, printed on, written on or otherwise affixed to them the following legend:

This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights Agreement between Obagi Medical Products, Inc. and American Stock Transfer & Trust Company, LLC, dated as of December 23, 2011, as it may be amended from time to time (the “Agreement”), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Obagi Medical Products, Inc.  Under certain circumstances, as set forth in the Agreement, such Rights (as defined in the Agreement) will be evidenced by separate certificates and will no longer be evidenced by this certificate.  Obagi Medical Products, Inc. will mail to the holder of this certificate a copy of the Agreement without charge after receipt of a written request therefor.  As set forth in the Agreement, Rights beneficially owned by any Person (as defined in the Agreement) who becomes an Acquiring Person (as defined in the Agreement) become null and void and may not thereafter be exercised or transferred.

With respect to such certificates containing the foregoing legend, until the  Distribution Date, the Rights associated with the Common Shares of the Corporation represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares of the Corporation represented thereby.  In the event that the Corporation purchases or acquires any Common Shares of the Corporation after the Record Date but prior to the Distribution Date, any Rights associated with such Common Shares of the Corporation shall be deemed cancelled and retired so that the Corporation shall not be entitled to exercise any Rights associated with the Common Shares of the Corporation that are no longer outstanding.

    Section 4. Form of Right Certificates.  The Right Certificates (and the forms of election to purchase Preferred Shares and of assignment to be printed on the reverse thereof) shall be substantially the same as Exhibit B hereto, and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Corporation may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any applicable rule or regulation made pursuant thereto or with any applicable rule or regulation of any stock exchange or the Financial Industry Regulatory Authority, or to conform to usage.  Subject to the provisions of Section 11and Section 22 hereof, the Right Certificates shall entitle the holders thereof to purchase such number of one one-thousandths (1/1,000ths) of a Preferred Share as shall be set forth therein at the Purchase Price, but the number of such one one-thousandths (1/1,000ths) of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

    Section 5. Execution, Countersignature and Registration.  The Right Certificates shall be executed on behalf of the Corporation by its Chairman of the Board of Directors or by the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President of the Corporation, either manually or by facsimile or electronic signature, shall have affixed thereto the Corporation’s seal or a facsimile thereof, and shall be attested by the Treasurer, the Secretary, an Assistant Treasurer or an Assistant Secretary of the Corporation, either manually or by facsimile or electronic signature.  The Right Certificates shall be manually countersigned by the Rights Agent and shall not be valid for any purpose unless so countersigned.  In case any officer of the Corporation who shall have signed any of the Right Certificates shall cease to be such officer of the Corporation before countersignature by the Rights Agent and issuance and delivery by the Corporation, such Right Certificates, nevertheless, may be countersigned by the Rights Agent and issued and delivered by the Corporation with the same force and effect as though the individual who signed such Right Certificates had not ceased to be such officer of the Corporation; and any Right Certificate may be signed on behalf of the Corporation by any individual who, at the actual date of the execution of such Right Certificate, shall be a proper officer of the Corporation to sign such Right Certificate, although at the date of the execution of this Agreement any such individual was not such an officer.

Following the Distribution Date, the Rights Agent will keep or cause to be kept, at its principal office, books for registration and transfer of the Right Certificates issued hereunder.  Such books shall show the names and addresses of the respective holders of the Right Certificates, the number of Rights evidenced on its face by each of the Right Certificates and the date of each of the Right Certificates.

    Section 6. Transfer, Split Up, Combination and Exchange of Right Certificates; Mutilated, Destroyed, Lost or Stolen Right Certificates.  Subject to the provisions of Section 14 hereof, at any time after the Close of Business on the Distribution Date, and at or prior to the Close of Business on the Expiration Date, any Right Certificate or Right Certificates (other than a Right Certificate representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may be transferred, split up, combined or exchanged for another Right Certificate or Right Certificates entitling the registered holder to purchase a like number of one one-thousandths (1/1,000ths) of a Preferred Share as the Right Certificate or Right Certificates surrendered then entitled such holder to purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate or Right Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent.  Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Right Certificate or Right Certificates, as the case may be, as so requested.  The Corporation may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Right Certificates.  Neither the Rights Agent nor the Corporation shall be obligated to take any action whatsoever with respect to the transfer, split up, combination or exchange of any such surrendered Right Certificate until the registered holder shall have duly completed and executed the form of assignment on the reverse side of such Rights Certificate and shall have provided such additional evidence of the identity of the Beneficial Owner (or such former or proposed Beneficial Owner) thereof or such Beneficial Owner’s Affiliates or Associates as the Rights Agent or the Corporation shall reasonably request.

Upon receipt by the Corporation and the Rights Agent of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate, and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and, at the Corporation’s request, reimbursement to the Corporation and the Rights Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights Agent and cancellation of the Right Certificate if mutilated, the Corporation will make and deliver a new Right Certificate of like tenor to the Rights Agent for delivery to the registered holder in lieu of the Right Certificate so lost, stolen, destroyed or mutilated.

    Section 7. Exercise of Rights; Purchase Price; Expiration Date of Rights.

(a) The registered holder of any Right Certificate (other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) may exercise the Rights evidenced thereby (except as otherwise provided herein), in whole or in part (except that no fraction of a Right may be exercised), at any time after the Distribution Date, upon surrender of the Right Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each one one-thousandth (1/1,000th) of a Preferred Share as to which the Rights are exercised, at or prior to the earliest of (i) the Close of Business on December 23, 2014, (ii) the time at which the Rights are redeemed as provided in Section 23 hereof, (iii) the time at which such Rights are exchanged as provided in Section 24 hereof, (iv) the Close of Business on December 23, 2012, unless the adoption of this Agreement is ratified on or prior to that date by a majority of the votes cast with respect to that ratification matter by the holders of Common Shares present in person or by proxy at a stockholders meeting at which a quorum is present, or (v) the Close of Business on the date of receipt by the Corporation’s Secretary of a certification of the failure of the stockholders to so ratify the adoption of this Agreement as provided in clause (iv) at such stockholders meeting (the earliest of (i), (ii), (iii), (iv) and (v) being referred to herein as the “Expiration Date”).

(b) The purchase price (the “Purchase Price”) for each one one-thousandth (1/1,000th) of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $20.00, and shall be subject to adjustment from time to time as provided in Section 11 or Section 13 hereof, and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

(c) Upon receipt of a Right Certificate representing exercisable Rights, with the form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares to be purchased and an amount equal to any applicable transfer tax required to be paid by the holder of such Right Certificate in accordance with Section 9 hereof by certified check, cashier’s check or money order payable to the order of the Corporation, the Rights Agent shall thereupon promptly (i) (A) requisition from any transfer agent of the Preferred Shares certificates for the number of Preferred Shares to be purchased and the Corporation hereby irrevocably authorizes any such transfer agent to comply with all such requests, or (B) requisition from the depositary agent depositary receipts representing such number of one one-thousandths (1/1,000ths) of a Preferred Share as are to be purchased (in which case certificates for the Preferred Shares represented by such receipts shall be deposited by the transfer agent of the Preferred Shares with such depositary agent) and the Corporation hereby directs such depositary agent to comply with such request; (ii) when appropriate, requisition from the Corporation the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof; (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Right Certificate, registered in such name or names as may be designated by such holder; and (iv) when appropriate, after receipt, promptly deliver such cash to or upon the order of the registered holder of such Right Certificate.

(d) In case the registered holder of any Right Certificate shall exercise less than all the Rights evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent to the registered holder of such Right Certificate or to such holder’s duly authorized assigns, subject to the provisions of Section 14 hereof.

    Section 8. Cancellation and Destruction of Right Certificates. All Right Certificates surrendered for the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Corporation or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement.  The Corporation shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Right Certificate purchased or acquired by the Corporation otherwise than upon the exercise thereof.  The Rights Agent shall deliver all cancelled Right Certificates to the Corporation, or shall, at the written request of the Corporation, destroy such cancelled Right Certificates, and, in such case, shall deliver a certificate of destruction thereof to the Corporation.

    Section 9. Availability of Preferred Shares.  The Corporation covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued Preferred Shares or any Preferred Shares held in its treasury the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in accordance with Section 7 hereof.  The Corporation covenants and agrees that it will take all such action as may be necessary to ensure that all Preferred Shares delivered upon exercise of Rights shall, at the time of delivery of the certificates for such Preferred Shares (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and non-assessable shares.

The Corporation further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges that may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights.  The Corporation shall not, however, be required to pay any transfer tax that may be payable in respect of any transfer or delivery of Right Certificates to a Person other than, or the issuance or delivery of certificates or depositary receipts for the Preferred Shares in a name other than that of, the registered holder of the Right Certificate evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for Preferred Shares upon the exercise of any Rights until any such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of surrender) or until it has been established to the Corporation’s reasonable satisfaction that no such tax is due.

    Section 10. Preferred Shares Record Date.  Each Person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing such Rights was duly surrendered and payment of the Purchase Price (and any applicable transfer taxes) was made; provided, however, that, if the date of such surrender and payment is a date upon which the Preferred Shares transfer books of the Corporation are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Corporation are open.  Prior to the exercise of the Rights evidenced thereby, the holder of a Right Certificate shall not be entitled to any rights of a holder of Preferred Shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Corporation, except as provided herein.

    Section 11. Adjustment of Purchase Price, Number of Shares or Number of Rights. The Purchase Price, the number of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

(a) (i)           In the event the Corporation shall at any time after the date of this Agreement (A) declare or pay a dividend on the Preferred Shares payable in Preferred Shares, (B) subdivide the outstanding Preferred Shares, (C) combine the outstanding Preferred Shares into a smaller number of Preferred Shares or (D) issue any shares of its capital stock in a reclassification of the Preferred Shares (including any such reclassification in connection with a consolidation or merger in which the Corporation is the continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock which, if such Right had been exercised immediately prior to such date and at a time when the Preferred Shares transfer books of the Corporation were open, such holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification; provided, however, that in no event shall the consideration to be paid upon the exercise of one (1) Right be less than the aggregate par value of the shares of capital stock of the Corporation issuable upon exercise of one (1) Right.

(ii) Subject to Section 24 hereof, in the event any Person becomes an Acquiring Person, each holder of a Right (except as provided below) shall thereafter have a right to receive, upon exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths (1/1,000ths) of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of the Corporation (such number of shares, the “Adjustment Shares”) as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandths (1/1,000ths) of a Preferred Share for which a Right is then exercisable and dividing that product by (B) fifty percent (50%) of the then current per share market price of the Common Shares of the Corporation (determined pursuant to Section 11(d) hereof) on the date of the occurrence of such event.  In the event that any Person shall become an Acquiring Person and the Rights shall then be outstanding, the Corporation shall not take any action that would eliminate or diminish the benefits intended to be afforded by the Rights acquired or beneficially owned by any Person other than an Acquiring Person (or any Associate or Affiliate of such Acquiring Person).

From and after the occurrence of such event, any Rights that are or were acquired or beneficially owned by any Acquiring Person (or any Associate or Affiliate of such Acquiring Person) shall be void, and any holder of such Rights shall thereafter have no right to exercise such Rights under any provision of this Agreement.  No Right Certificate shall be issued pursuant to Section 3 hereof that represents Rights beneficially owned by an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or Affiliate thereof; no Right Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or

Affiliate thereof or to any nominee of such Acquiring Person, Associate or Affiliate; and any Right Certificate delivered to the Rights Agent for transfer to an Acquiring Person whose Rights would be void pursuant to the preceding sentence shall be cancelled.

Neither the Rights Agent nor the Corporation shall be obligated to undertake any action with respect to the registered holder of a Right Certificate upon the occurrence of any purported exercise unless such registered holder shall have (A) completed and signed the certificate contained in the form of election to purchase set forth on the reverse side of the Right Certificate surrendered for such exercise and (B) provided such additional evidence of the identity of the Beneficial Owner (or former or proposed Beneficial Owner) thereof or the Affiliates or Associates of such Beneficial Owner (or former or proposed Beneficial Owner) as the Corporation shall reasonably request.

(iii) In the event that, after any Person becomes an Acquiring Person, there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit the exercise in full of Rights in accordance with subparagraph (ii) above, the Corporation shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exercise of the Rights; provided, however, that if the Corporation determines that it is unable to cause the authorization of a sufficient number of additional Common Shares, then the Corporation, with respect to each Right and to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date of this Agreement to which it is a party, shall: (A) determine the excess of (1) the value of the Adjustment Shares issuable upon the exercise of a Right (the “Current Value”) over (2) the price payable for such Adjustment Shares in accordance with subparagraph (ii) above (such excess, the “Spread”) and (B) with respect to each Right (other than Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof), make adequate provision to substitute for the Adjustment Shares, upon the exercise of a Right and payment of the applicable price payable for such Adjustment Shares in accordance with subparagraph (ii) above, (1) cash, (2) a reduction in the price payable for such Adjustment Shares in accordance with subparagraph (ii) above, (3) Common Shares or other equity securities of the Corporation (including, without limitation, shares or fractions of shares of preferred stock, such as the Preferred Shares, which the Board of Directors of the Corporation has deemed in good faith to have substantially the same value or economic rights as Common Shares (such shares or fractions of shares of preferred stock being referred to as “Common Stock Equivalents”)), (4) debt securities of the Corporation, (5) other assets, or (6) any combination of the foregoing, having an aggregate value equal to the Current Value, where such aggregate value has been determined by the Board of Directors of the Corporation based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Corporation; provided, however, that if the Corporation shall not have made adequate provision to deliver value pursuant to clause (B) above within thirty (30) days following the time that any Person becomes an Acquiring Person, then the Corporation shall be obligated to deliver, to the extent necessary and permitted by applicable law and any agreements or instruments in effect on the date of this Agreement to which it is a party, upon the surrender for exercise of a Right and without requiring payment of the price payable for such Adjustment Shares in accordance with subparagraph (ii) above, Common Shares (to the extent available) and then, if necessary, cash, which Common Shares and/or cash have an aggregate value equal to the Spread.  If the Board of Directors of the Corporation shall determine in good faith that it is likely that sufficient additional Common Shares could be authorized for issuance upon exercise in full of the Rights, the thirty (30) day period set forth above may be extended and re-extended to the extent necessary, but not more than ninety (90) days after the time that any Person becomes an Acquiring Person, in order that the Corporation may seek stockholder approval for the authorization of such additional shares (such thirty (30) day period, as it may be extended or re-extended, the “Substitution Period”).  To the extent that the Corporation determines that some action need be taken pursuant to the first and/or second sentences of this Section 11(a)(iii), the Corporation (1) shall provide that such action shall apply uniformly to all outstanding Rights (other than Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof), and (2) may suspend the exercisability of the Rights until the expiration of the Substitution Period in order to seek any authorization of additional shares and/or to decide the appropriate form of distribution to be made pursuant to such first sentence and to determine the value thereof.  In the event of any such suspension, the Corporation shall issue a public announcement stating that the exercisability of the Rights has been temporarily suspended as well as a public announcement at such time as the suspension is no longer in effect and the Corporation shall promptly provide the Rights Agent copies of such announcements.  For purposes of this Section 11(a)(iii), the value of each Adjustment Share shall be the current per share market price of a Common Share on the date that any Person becomes an Acquiring Person and the value of any Common Stock Equivalent shall be deemed to have the same value as the Common Shares on such date.  The Board of Directors of the Corporation may, but shall not be required to, establish procedures to allocate the right to receive Common Shares upon the exercise of the Rights among the holders of Rights pursuant to this Section 11(a)(iii).

(b) In case the Corporation shall fix a record date for the issuance of rights, options or warrants to all holders of Preferred Shares entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred Shares (“Equivalent Preferred Shares”)) or securities convertible into Preferred Shares or Equivalent Preferred Shares at a price per Preferred Share or Equivalent Preferred Share (or having a conversion price per share, if a security convertible into Preferred Shares or Equivalent Preferred Shares) less than the then current per share market price of the Preferred Shares (as defined in Section 11(d) hereof) on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of Preferred Shares outstanding on such record date plus the number of Preferred Shares which the aggregate offering price of the total number of Preferred Shares and/or Equivalent Preferred Shares so to be offered (and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or Equivalent Preferred Shares to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible); provided, however, that in no event shall the consideration to be paid upon the exercise of one (1) Right be less than the aggregate par value of the shares of capital stock of the Corporation issuable upon exercise of one (1) Right.  In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of Directors of the Corporation, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights.  Preferred

Shares owned by or held for the account of the Corporation shall not be deemed outstanding for the purpose of any such computation.  Such adjustment shall be made successively whenever such a record date is fixed; and, in the event that such rights, options or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed.

(c) In case the Corporation shall fix a record date for the making of a distribution to all holders of the Preferred Shares (including any such distribution made in connection with a consolidation or merger in which the Corporation is the continuing or surviving corporation) of evidences of indebtedness or assets (other than a regular quarterly cash dividend or a dividend payable in Preferred Shares) or subscription rights or warrants (excluding those referred to in Section 11(b) hereof), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the then-current per share market price of the Preferred Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the Corporation, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights) of the portion of the assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one (1) Preferred Share and the denominator of which shall be such then-current per share market price of the Preferred Shares on such record date; provided, however, that in no event shall the consideration to be paid upon the exercise of one (1) Right be less than the aggregate par value of the shares of capital stock of the Corporation to be issued upon exercise of one (1) Right.  Such adjustments shall be made successively whenever such a record date is fixed; and, in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would then be in effect if such record date had not been fixed

(d) (i)           For the purpose of any computation hereunder, the “current per share market price” of any security (a “Security” for the purpose of this Section 11(d)(i)) on any date shall be deemed to be the average of the daily closing prices per share of such Security for the thirty (30) consecutive Trading Days immediately prior to such date; provided, however, that, in the event that the current per share market price of the Security is determined during a period following the announcement by the issuer of such Security of (A) a dividend or distribution on such Security payable in shares of such Security or Securities convertible into such shares, or (B) any subdivision, combination or reclassification of such Security and prior to the expiration of thirty (30) Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the current per share market price shall be appropriately adjusted to reflect the current market price per share equivalent of such Security.  The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Security is not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Security is listed or admitted to trading or, if the Security is not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use, or, if on any such date the Security is not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Security selected by the Board of Directors of the Corporation.  The term “Trading Day” shall mean a day on which the principal national securities exchange on which the Security is listed or admitted to trading is open for the transaction of business, or, if the Security is not listed or admitted to trading on any national securities exchange, a Business Day.

(ii) For the purpose of any computation hereunder, the “current per share market price” of the Preferred Shares shall be determined in accordance with the method set forth in Section 11(d)(i) hereof; provided, however, that if the Preferred Shares are not publicly traded, the “current per share market price” of the Preferred Shares shall be conclusively deemed to be the current per share market price of the Common Shares as determined pursuant to Section 11(d)(i) hereof (appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof), multiplied by one thousand (1,000); and provided, further, that if neither the Common Shares nor the Preferred Shares are publicly held or so listed or traded, “current per share market price” of the Preferred Shares shall mean the fair value per share as determined in good faith by the Board of Directors of the Corporation, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent and holders of the Rights.

(e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least one percent (1%) in the Purchase Price; provided, however, that any adjustments that by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.  All calculations under this Section 11 shall be made to the nearest cent or to the nearest one ten-millionth (1/10,000,000th) of a Preferred Share or one hundred-thousandth (1/100,000th) of any other share or security as the case may be.  Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) one (1) year from the date of the transaction that requires such adjustment or (ii) the date of the expiration of the right to exercise any Rights.

(f) If, as a result of an adjustment made pursuant to Section 11(a) hereof, the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Corporation other than Preferred Shares, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Preferred Shares contained in this Section 11, and the provisions of Section 7, Section 9, Section 10 and Section 13 hereof with respect to the Preferred Shares shall apply on like terms to any such other shares.

(g) All Rights originally issued by the Corporation subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of one one-thousandths (1/1,000ths) of a Preferred Share purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

(h) Unless the Corporation shall have exercised its election as provided in Section 11(i) hereof, upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and Section 11(c) hereof, each Right outstanding immediately prior to the making of such adjustment (other than Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of one one-thousandths (1/1,000ths) of a Preferred Share (calculated to the nearest one ten-millionth (1/10,000,000th) of a Preferred Share) obtained by (A) multiplying (x) the number of one one-thousandths (1/1,000ths) of a share covered by a Right immediately prior to this adjustment by (y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (B) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

(i) The Corporation may elect, on or after the date of any adjustment of the Purchase Price, to adjust the number of Rights in substitution for any adjustment in the number of one one-thousandths (1/1,000ths) of a Preferred Share purchasable upon the exercise of a Right.  Each of the Rights outstanding after such adjustment of the number of Rights (other than Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) shall be exercisable for the number of one one-thousandths (1/1,000ths) of a Preferred Share for which a Right was exercisable immediately prior to such adjustment.  Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest one hundred-thousandth (1/100,000th)) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price.  The Corporation shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This record date may be the date on which the Purchase Price is adjusted or any day thereafter, but, if the Right Certificates have been issued, shall be at least ten (10) days later than the date of the public announcement.  If Right Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Corporation shall, as promptly as practicable, cause to be distributed to holders of record of Right Certificates on such record date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Corporation, shall cause to be distributed to such holders of record in substitution and replacement for the Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Corporation, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.  Right Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein, and shall be registered in the names of the holders of record of Right Certificates on the record date specified in the public announcement.

(j) Irrespective of any adjustment or change in the Purchase Price or in the number of one one-thousandths (1/1,000ths) of a Preferred Share issuable upon the exercise of the Rights, the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-thousandths (1/1,000ths) of a Preferred Share which were expressed in the initial Right Certificates issued hereunder.

(k) Before taking any action that would cause an adjustment reducing the Purchase Price below one one-thousandth (1/1,000th) of the then par value, if any, of the Preferred Shares issuable upon exercise of the Rights, the Corporation shall take any corporate action that may, in the opinion of its counsel, be necessary in order that the Corporation may validly and legally issue fully paid and non-assessable Preferred Shares at such adjusted Purchase Price.

(l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Corporation may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date of the Preferred Shares and other capital stock or securities of the Corporation, if any, issuable upon such exercise over and above the Preferred Shares and other capital stock or securities of the Corporation, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Corporation shall deliver to such holder a due bill or other appropriate instrument evidencing such holder’s right to receive such additional shares upon the occurrence of the event requiring such adjustment.

(m) Anything in this Section 11 to the contrary notwithstanding, the Corporation shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it, in its sole discretion, shall determine to be advisable in order that any consolidation or subdivision of the Preferred Shares, issuance wholly for cash of any Preferred Shares at less than the current market price, issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable in Preferred Shares or issuance of rights, options or warrants referred to in Section 11(b) hereof, hereafter made by the Corporation to holders of the Preferred Shares shall not be taxable to such stockholders.

(n) In the event that, at any time after the date of this Agreement and prior to the Distribution Date, the Corporation shall (i) declare or pay any dividend on the Common Shares payable in Common Shares, or (ii) effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares) into a greater or lesser number of Common Shares, then, in any such case, (A) the number of one one-thousandths (1/1,000ths) of a Preferred Share purchasable after such event upon proper exercise of each Right shall be determined by multiplying the number of one one-thousandths (1/1,000ths) of a Preferred Share so purchasable immediately prior to such event by a fraction, the numerator of which is the number of Common Shares outstanding immediately before such event and the denominator of which is the number of Common Shares outstanding immediately after such event, and (B) each Common Share outstanding immediately after such event shall have issued with respect to it that number of Rights which each Common Share outstanding immediately prior to such event had issued with respect to it.

(o) With respect to any dividend, subdivision, combination, consolidation or other event, the adjustments provided for in this Section 11 shall be made successively (and, in the event of the declaration and payment of a dividend, without duplication) whenever such event is effected.

    Section 12. Certificate of Adjusted Purchase Price or Number of Shares.  Whenever an adjustment is made as provided in Section 11 or Section 13 hereof, the Corporation shall promptly (a) prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred Shares and the Securities and Exchange Commission a copy of such certificate and (c) if such adjustment occurs at any time after the Distribution Date, mail a brief summary thereof to each holder of a Right Certificate in accordance with Section 26 hereof.

    Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power.  In the event, directly or indirectly, at any time after a Person becomes an Acquiring Person, (a) the Corporation shall consolidate with, or merge with and into, any other Person in a transaction in which the Corporation is not the continuing or surviving corporation of such merger or consolidation, (b) any Person shall consolidate with the Corporation, or merge with and into the Corporation and the Corporation shall be the continuing or surviving corporation of such merger or consolidation and, in connection with such merger or consolidation, all or part of the Common Shares shall be changed into or exchanged for stock or other securities of any other Person (or the Corporation) or cash or any other property, or (c) the Corporation shall sell or otherwise transfer (or one (1) or more of its Subsidiaries shall sell or otherwise transfer), in one (1) or more transactions, assets or earning power aggregating fifty percent (50%) or more of the assets or earning power of the Corporation and its Subsidiaries (taken as a whole) to any other Person other than the Corporation or one (1) or more of its wholly-owned Subsidiaries (each, a “Business Combination”), then, and in each such case, proper provision shall be made so that (i) each holder of a Right (except as otherwise provided herein, and other than Rights that have become void pursuant to Section 11(a)(ii) hereof or that have been exchanged pursuant to Section 24 hereof) shall thereafter have the right to receive, upon the exercise thereof at a price equal to the then current Purchase Price multiplied by the number of one one-thousandths (1/1,000ths) of a Preferred Share for which a Right is then exercisable, in accordance with the terms of this Agreement and in lieu of Preferred Shares, such number of Common Shares of such other Person (including the Corporation as successor thereto or as the surviving corporation) as shall equal the result obtained by (A) multiplying the then current Purchase Price by the number of one one-thousandths (1/1,000ths) of a Preferred Share for which a Right is then exercisable and dividing that product by (B) fifty percent (50%) of the then current per share market price of the Common Shares (determined pursuant to Section 11(d) hereof) of such other Person (including the Corporation as successor thereto or as the surviving corporation) on the date of consummation of such consolidation, merger, sale or transfer; (ii) the issuer of such Common Shares shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Corporation pursuant to this Agreement; (iii) the term “Corporation” shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the reservation of a sufficient number of its Common Shares) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its Common Shares thereafter deliverable upon the exercise of the Rights.  The Corporation shall not consummate any such consolidation, merger, sale or transfer unless, prior thereto, the Corporation and such issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing.  The Corporation shall not enter into any transaction of the kind referred to in this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding or any agreements or arrangements that, as a result of the consummation of such transaction, would eliminate or substantially diminish the benefits intended to be afforded by the Rights.  The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers.

    Section 14. Fractional Rights and Fractional Shares.

(a) The Corporation shall not be required to issue fractions of Rights or to distribute Right Certificates that evidence fractional Rights.  In lieu of such fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right.  For the purposes of this Section 14(a), the current market value of a whole Right shall be the closing price of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case, as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading or, if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Corporation.  If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined in good faith by the Board of Directors of the Corporation shall be used.

(b) The Corporation shall not be required to issue fractions of Preferred Shares (other than fractions which are integral multiples of one one-thousandth (1/1,000th) of a Preferred Share) upon exercise of the Rights or to distribute certificates which evidence fractional Preferred Shares (other than fractions which are integral multiples of one one-thousandth (1/1,000th) of a Preferred Share).  Fractions of Preferred Shares in integral multiples of one one-thousandth (1/1,000th) of a Preferred Share may, at the election of the Corporation, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Corporation and a depositary selected by it; provided that such agreement shall provide that the holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Preferred Shares represented by such depositary receipts.  In lieu of fractional Preferred Shares that are not integral multiples of one one-thousandth (1/1,000th) of a Preferred Share, the Corporation shall pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of one Preferred Share.  For the purposes of this Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of such exercise.

(c) The holder of a Right, by the acceptance of the Right, expressly waives such holder’s right to receive any fractional Rights or any fractional shares upon exercise of a Right (except as provided above).

    Section 15. Rights of Action. All rights of action in respect of this Agreement, excepting the rights of action given to the Rights Agent under Section 18 hereof, are vested in the respective registered holders of the Right Certificates (and, prior to the Distribution Date, the registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribution Date, of the Common Shares), without the consent of the Rights Agent or of the holder of any other Right Certificate (or, prior to the Distribution Date, of the Common Shares), may, in such holder’s own behalf and for such holder’s own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Corporation to enforce, or otherwise act in respect of, such holder’s right to exercise the Rights evidenced by such Right Certificate in the manner provided in such Right Certificate and in this Agreement.  Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement, and will be entitled to specific performance of the obligations under, and injunctive relief against actual or threatened violations of the obligations of any Person subject to, this Agreement.

    Section 16. Agreement of Right Holders. Every holder of a Right, by accepting the same, consents and agrees with the Corporation and the Rights Agent and with every other holder of a Right that:

(a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of the Common Shares;

(b) after the Distribution Date, the Right Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer;

(c) the Corporation and the Rights Agent may deem and treat the person in whose name the Right Certificate (or, prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Right Certificate or the associated Common Shares certificate made by anyone other than the Corporation or the Rights Agent) for all purposes whatsoever, and neither the Corporation nor the Rights Agent shall be affected by any notice to the contrary; and

(d) notwithstanding anything in this Agreement to the contrary, neither the Corporation nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise restraining performance of such obligation; provided, however, the Corporation must use its best efforts to have any such injunction, order, decree or ruling lifted or otherwise overturned as promptly as practicable.

    Section 17. Right Certificate Holder Not Deemed a Stockholder. No holder, as such, of any Right Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of the Preferred Shares or any other securities of the Corporation that may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Right Certificate be construed to confer upon the holder of any Right Certificate, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section 26 hereof), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been exercised in accordance with the provisions hereof.

    Section 18. Concerning the Rights Agent.  The Corporation agrees to pay to the Rights Agent reasonable compensation for all services rendered by it hereunder, and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder.  The Corporation also agrees to indemnify the Rights Agent for, and to hold it harmless against, any loss, liability, or expense incurred without gross negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability in the premises.

The Rights Agent shall be protected and shall incur no liability for, or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Right Certificate or certificate for the Preferred Shares or Common Shares or for other securities of the Corporation, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set forth in Section 20 hereof.

    Section 19. Merger or Consolidation or Change of Name of Rights Agent. Any corporation into which the Rights Agent or any successor Rights Agent may be merged, converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the stock transfer or corporate trust powers of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto; provided that such corporation would be eligible for appointment as a successor Rights Agent under the  provisions of Section 21 hereof.  In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Right Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Right

Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, any successor Rights Agent may countersign such Right Certificates either in the name of the predecessor Rights Agent or in the name of the successor Rights Agent; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

In case at any time the name of the Rights Agent shall be changed and at such time any of the Right Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Right Certificates so countersigned; and, in case at that time any of the Right Certificates shall not have been countersigned, the Rights Agent may countersign such Right Certificates either in its prior name or in its changed name; and, in all such cases, such Right Certificates shall have the full force provided in the Right Certificates and in this Agreement.

    Section 20. Duties of Rights Agent. The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which the Corporation and the holders of Right Certificates, by their acceptance thereof, shall be bound:

(a) The Rights Agent may consult with legal counsel (who may be legal counsel for the Corporation), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

(b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Corporation prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the Chairman of the Board of Directors or by the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President of the Corporation, and attested by the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Corporation and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

(c) The Rights Agent shall be liable hereunder to the Corporation and any other Person only for its own gross negligence, bad faith or willful misconduct.

(d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Right Certificates (except its countersignature thereof) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Corporation only.

(e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Corporation of any covenant or condition contained in this Agreement or in any Right Certificate; nor shall it be responsible for any change in the exercisability of the Rights (including the Rights becoming void pursuant to Section 11(a)(ii) hereof) or any adjustment in the terms of the Rights (including the manner, method or amount thereof) provided for in Section 11, Section 13, Section 23 or Section 24 hereof, or the ascertaining of the existence of facts that would require any such change or adjustment (except with respect to the exercise of Rights evidenced by Right Certificates after actual notice that such change or adjustment is required); nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any Preferred Shares will, when issued, be validly authorized and issued, fully paid and non-assessable.

(f) The Corporation agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

(g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder from any one of the Chairman of the Board of Directors or by the Chief Executive Officer, the President, the Chief Financial Officer or any Vice President of the Corporation, the Treasurer, the Secretary, any Assistant Treasurer or any Assistant Secretary of the Corporation, and to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it in good faith in accordance with instructions of any such officer or for any delay in acting while waiting for those instructions.

(h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Corporation or become pecuniarily interested in any transaction in which the Corporation may be interested, or contract with or lend money to the Corporation or otherwise act as fully and freely as though it were not Rights Agent under this Agreement.  Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Corporation or for any other legal entity.

(i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Corporation resulting from any such act, default, neglect or misconduct, provided that reasonable care was exercised in the selection and continued employment thereof.

(j) If, with respect to any Right Certificate surrendered to the Rights Agent for exercise or transfer, the form of assignment or form of election to purchase, as the case may be, has either not been completed and executed or modifies the certification in any manner, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Corporation.

    Section 21. Change of Rights Agent.  The Rights Agent or any successor Rights Agent may resign and be discharged from its duties under this Agreement upon thirty (30) days’ notice in writing mailed to the Corporation and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  In the event the transfer agency relationship in effect between the Corporation and the Rights Agent shall terminate, the Rights Agent will be deemed to have resigned automatically on the effective date of such termination, and the Corporation shall provide any notice to holders of Rights Certificates required by this Section 21.  The Corporation may remove the Rights Agent or any successor Rights Agent upon thirty (30) days’ notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Corporation shall appoint a successor to the Rights Agent.  If the Corporation shall fail to make such appointment within a period of thirty (30) days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right Certificate (which holder shall, with such notice, submit such holder’s Right Certificate for inspection by the Corporation), then the registered holder of any Right Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor Rights Agent, whether appointed by the Corporation or by such a court, shall be a corporation organized and doing business under the laws of the United States or of the State of Delaware (or of any other state of the United States so long as such corporation is authorized to do business as a banking institution in the State of Delaware), in good standing, having an office in the State of Delaware, which is authorized under such laws to exercise corporate trust or stock transfer powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50 million.  After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such appointment, the Corporation shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice thereof in writing to the registered holders of the Right Certificates.  Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights Agent, as the case may be.

    Section 22. Issuance of New Right Certificates.  Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Corporation may, at its option, issue new Right Certificates evidencing Rights in such form as may be approved by the Board of Directors of the Corporation to reflect any adjustment or change in the Purchase Price and the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in accordance with the provisions of this Agreement.

    Section 23. Redemption.

(a) The Board of Directors of the Corporation may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem all but not less than all of the then outstanding Rights at a redemption price of $0.01 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the “Redemption Price”).  The Corporation may, at its option, pay the Redemption Price in cash, Corporation Common Shares (including fractional shares, based on the current per share market price of Corporation Common Shares at the time of redemption) or any other form of consideration deemed appropriate by the Board of Directors of the Corporation.  The redemption of the Rights by the Board of Directors of the Corporation may be made effective at such time, on such basis and with such conditions as the Board of Directors of the Corporation, in its sole discretion, may establish.

(b) In the event the Corporation receives a Qualifying Offer and the Board of Directors of the Corporation has not redeemed the outstanding Rights or exempted such offer from the terms of the Agreement or called a special meeting of stockholders by the end of the ninety (90) Business Days following the commencement (or, if later, the first existence) of a Qualifying Offer, for the purpose of voting on whether or not to exempt such Qualifying Offer from the terms of this Agreement, holders of record (or their duly authorized proxy) of at least 10% of the Common Shares then outstanding may submit to the Board of Directors, not earlier than ninety (90) Business Days nor later than one hundred and twenty (120) Business Days following the commencement (or, if later, the first existence) of such Qualifying Offer, a written demand complying with the terms of this Section 23(b) (the “Special Meeting Demand”) directing the Board of Directors of the Corporation to submit to a vote of stockholders at a special meeting of the stockholders of the Corporation (a “Special Meeting”) a resolution exempting such Qualifying Offer from the provisions of this Agreement (the “Qualifying Offer Resolution”). For purposes of a Special Meeting Demand, the record date for determining holders of record eligible to make a Special Meeting Demand shall be the ninetieth (90th) Business Day following commencement (or, if later, the first existence) of a Qualifying Offer.  The Board of Directors of the Corporation shall take such actions as are necessary or desirable to cause the Qualifying Offer Resolution to be so submitted to a vote of stockholders at a Special Meeting to be convened within ninety (90) Business Days following the Special Meeting Demand; provided, however, that if the Corporation at any time during the Special Meeting Period and prior to a vote on the Qualifying Offer Resolution enters into a Definitive Acquisition Agreement, the Special Meeting Period may be extended (and any special meeting called in connection therewith may be cancelled) if the Qualifying Offer Resolution will be separately submitted to a vote at the same meeting as the Definitive Acquisition Agreement (the “Special Meeting Period”). A Special Meeting Demand must be delivered to the Secretary of the Corporation at the principal executive offices of the Corporation and must set forth as to the stockholders of record making the request (i) the names and addresses of such stockholders, as they appear on the Corporation’s books and records, (ii) the class and number of Common Shares which are owned of record by each of such stockholders, and (iii) in the case of Common Shares that are owned beneficially by another Person, an executed certification by the holder of record that such holder has executed such Special Meeting Demand only after obtaining instructions to do so from such beneficial owner and attaching evidence thereof. Subject to the requirements of applicable law, the Board of Directors of the Corporation may take a position in favor of or opposed to the adoption of the Qualifying Offer Resolution, or no position with respect to the Qualifying Offer Resolution, as it determines to be appropriate in the exercise of its duties. In the event that no Person has become an Acquiring Person prior to the redemption date referred to in this Section 23(b), and the Qualifying Offer continues to be a Qualifying Offer and either (y) the Special Meeting is not convened on or prior to the last day of the Special Meeting Period (the “Outside Meeting Date”) or (z) if, at the Special Meeting at which a quorum is present, a majority of the Common Shares present or represented by proxy at the Special Meeting and entitled to vote thereon as of the record date for the Special Meeting selected by the Board of Directors of the Corporation shall vote in favor of the Qualifying Offer Resolution, then the Qualifying Offer shall be deemed exempt from the application of this Agreement to such Qualifying Offer so long as it remains a Qualifying Offer, such exemption to be effective on the Close of Business on the tenth (10th) Business Day after (i) the Outside Meeting Date or (ii) the date on which the results of the vote on the Qualifying Offer Resolution at the Special Meeting are certified as official by the appointed inspectors of election for the Special Meeting, as the case may be (the “Exemption Date”). Notwithstanding anything herein to the contrary, no vote by stockholders not in compliance with the provisions of this Section 23(b) shall serve to exempt any offer from the terms of this Agreement.

(c) Immediately upon the action of the Board of Directors of the Corporation ordering the redemption of the Rights pursuant to paragraph (a) of this Section 23 (or at such later time as the Board of Directors of the Corporation may establish for the effectiveness of such redemption), and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.  The Corporation shall promptly give public notice of any such redemption; provided, however, that the failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  Within ten (10) days after such action of the Board of Directors of the Corporation ordering the redemption of the Rights or the effectiveness of the redemption of the Rights pursuant to Section 23(a), as the case may be, the Corporation shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the issuance of Right Certificates, on the registry books of the transfer agent for the Common Shares.  Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.  Neither the Corporation nor any of its Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that specifically set forth in this Section 23 or in Section 24 hereof, and other than in connection with the purchase of Common Shares prior to the Distribution Date.

(d) Immediately upon the Close of Business on the Exemption Date, without any further action and without any notice, the right to exercise the Rights with respect to the Qualifying Offer will terminate.

    Section 24. Exchange.

(a) The Board of Directors of the Corporation may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable Rights (which shall not include Rights that have become void  pursuant to the provisions of Section 11(a)(ii) hereof) for Common Shares at an exchange ratio of one (1) Common Share per Right, appropriately adjusted to reflect any adjustment in the number of Rights pursuant to Section 11(i) (such exchange ratio being hereinafter referred to as the “Exchange Ratio”).  Notwithstanding the foregoing, the Board of Directors of the Corporation shall not be empowered to effect such exchange at any time after any Person (other than the Corporation, any Subsidiary of the Corporation, any employee benefit plan of the Corporation or any such Subsidiary, or any entity (including any trustee) holding Common Shares for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of fifty percent (50%)  or more of the Common Shares then outstanding.

(b) Immediately upon the action of the Board of Directors of the Corporation ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio.  The Corporation shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.  The Corporation promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights Agent.  Any notice that is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice.  Each such notice of exchange will state the method by which the exchange of the Common Shares for Rights will be effected, and, in the event of any partial exchange, the number of Rights which will be exchanged.  Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 11(a)(ii) hereof) held by each holder of Rights.

(c) In the event that there shall not be sufficient Common Shares issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this Section 24, the Corporation shall take all such action as may be necessary to authorize additional Common Shares for issuance upon exchange of the Rights. In the event the Corporation shall, after good faith effort, be unable to take all such action as may be necessary to authorize such additional Common Shares, the Corporation shall substitute, (i) if otherwise permitted to do so by the Corporation’s governing instruments, for each Common Share that would otherwise be issuable upon exchange of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one (1) Preferred Share multiplied by such number or fraction is equal to the current per share market price of one (1) Common Share as of the date of issuance of such Preferred Shares or fraction thereof or (ii) if not otherwise permitted to do so by the Corporation’s governing instruments, for each Common Share that would otherwise be issuable upon exchange of a Right, cash, property, other securities, or any combination thereof having an aggregate value equal to the current per share market price of one (1) Common Share as of the date of delivery that would otherwise be issuable upon exchange of a Right.

(d) The Corporation shall not be required to issue fractions of Common Shares or to distribute certificates which evidence fractional Common Shares.  In lieu of such fractional Common Shares, the Corporation shall pay to the registered holders of the Right

Certificates with regard to which such fractional Common Shares would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share.  For the purposes of this paragraph (d), the current market value of a whole Common Share shall be the closing price of a Common Share (as determined pursuant to the second sentence of Section 11(d)(i) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this Section 24.

    Section 25. Securities Registration; Blue Sky Compliance.  The Corporation shall use its best efforts to (a) as soon as practicable following such time as any Person becomes an Acquiring Person (or such earlier time following the Distribution Date as may be required by law), prepare and file a registration statement on an appropriate form under the Securities Act with respect to the securities purchasable upon exercise of the Rights, (b) cause such registration statement to become effective as soon as practicable after such filing, and (c) cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Securities Act) until the earlier of (i) the date as of which Rights are no longer exercisable for such securities and (ii) the Expiration Date.  The Corporation shall also use its best efforts to take such action as may be necessary or appropriate under, or to ensure compliance with, the securities or “blue sky” laws of the various states in connection with the exercise of the Rights.  The Corporation may temporarily suspend the exercisability of the Rights for a reasonable period of time after any Person becomes an Acquiring Person, such period of time to be sufficient to prepare and file such registration statement and permit it to become effective.  Upon any such suspension, the Corporation shall promptly make a public announcement stating that the exercisability of the Rights has been temporarily suspended and shall make a similar prompt public announcement at such time as the suspension is no longer in effect.

    Section 26. Notice of Certain Events.

(a) In case the Corporation shall, at any time after the Distribution Date, propose (i) to pay any dividend payable in stock of any class to the holders of the Preferred Shares or to make any other distribution to the holders of the Preferred Shares (other than a regular quarterly cash dividend), (ii) to offer to the holders of the Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of stock of any class or any other securities, rights or options, (iii) to effect any reclassification of the Preferred Shares (other than a reclassification involving only the subdivision of outstanding Preferred Shares), (iv) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one (1) or more of its Subsidiaries to effect any sale or other transfer), in one or more transactions, of fifty percent (50%) or more of the assets or earning power of the Corporation and its Subsidiaries (taken as a whole) to, any other Person, (v) to effect the liquidation, dissolution or winding up of the Corporation, or (vi) to declare or pay any dividend on the Common Shares payable in Common Shares or to effect a subdivision, combination or consolidation of the Common Shares (by reclassification or otherwise than by payment of dividends in Common Shares), then, in each such case, the Corporation shall give to each holder of a Right Certificate, in accordance with Section 27 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the Common Shares and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of the Preferred Shares for purposes of such action, and, in the case of any such other action, at least ten (10) days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the Common Shares and/or Preferred Shares, whichever shall be the earlier.

(b) In case the event set forth in Section 11(a)(ii) hereof shall occur, then the Corporation shall, as soon as practicable thereafter, give to each holder of a Right Certificate, in accordance with Section 27 hereof, a notice of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of Rights under Section 11(a)(ii) hereof.

    Section 27. Notices.  Notices or demands authorized by this Agreement to be given or made by the Rights Agent or by the holder of any Right Certificate to or on the Corporation shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Rights Agent) as follows:

Obagi Medical Products, Inc.
3760 Kilroy Airport Way, Suite 500
Long Beach, California 90806
Attention:  Corporate Secretary

Subject to the provisions of Section 10 Section 21 hereof, any notice or demand authorized by this Agreement to be given or made by the Corporation or by the holder of any Right Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Corporation) as follows:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attention:  Corporate Trust Department

with a copy (which shall not constitute notice) to:

American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Attention:  General Counsel

Notices or demands authorized by this Agreement to be given or made by the Corporation or the Rights Agent to the holder of any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Corporation.

    Section 28. Supplements and Amendments; Administration and Interpretation.

(a) At any time prior to such time as any Person becomes an Acquiring Person, a majority of the Board of Directors of the Corporation may, and the Rights Agent shall, if so directed, supplement or amend any provision of this Agreement, including, without limitation, the definition of Acquiring Person set forth in Section 1(a) hereof, without the approval of any holders of Rights.

(b) Except as otherwise provided in Section 28(c) hereof:

(i) The Board of Directors of the Corporation shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors or the Corporation, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights, to exchange or not exchange the Rights for Common Shares, or to amend or supplement this Agreement).

(ii) All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board of Directors of the Corporation in good faith shall (x) be final, conclusive and binding on the Corporation, the Rights Agent and the holders of the Rights and all other Persons and (y) not subject the Board of Directors of the Corporation to any liability to the holders of the Rights.

(c) From and after such time as any Person becomes an Acquiring Person:

(i) No amendment or other change shall be made in this Agreement or the terms of the Rights that is inconsistent with the provisions set forth in Section 11(a)(ii) hereof or that would otherwise adversely affect the interests of the holders of Right Certificates (other than an Acquiring Person or any Associate or Affiliate of an Acquiring Person).  Notwithstanding the foregoing, a majority of the Board of Directors may, and the Rights Agent shall, if so directed, amend this Agreement prior to the date on which any Person becomes an Acquiring Person effective upon the date on which any Person becomes an Acquiring Person.

(ii) The Board of Directors of the Corporation shall not be entitled to exercise the powers specified in Section 28(b) hereof after the date on which any Person becomes an Acquiring Person unless the Board of Directors can establish by clear and convincing evidence that its action satisfies the requirement in Section 28(c)(i) hereof.

(d) Upon the delivery of a certificate from an appropriate officer of the Corporation which states that a supplement or amendment is in compliance with the terms of this Section 28, the Rights Agent shall (subject to the next sentence) execute such supplement or amendment.  The Rights Agent shall not be obligated to execute any such supplement or amendment if, in the opinion of the Rights Agent, such supplement or amendment may adversely affect the rights, duties or liabilities of the Rights Agent.  In the event the Rights Agent does not execute any such supplement or amendment, then the Corporation may remove the Rights Agent without the thirty (30) days’ notice in writing otherwise required by Section 21 hereof.  Any failure of the Rights Agent to so execute such supplement or amendment shall not affect the validity of the actions taken by the Board of Directors of the Corporation pursuant to this Section 28.

    Section 29. Successors.  All the covenants and provisions of this Agreement by or for the benefit of the Corporation or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

    Section 30. Benefits of this Agreement. Nothing in this Agreement shall be construed to give to any Person other than the Corporation, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Corporation, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares).

    Section 31. Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

    Section 32. Governing Law.  This Agreement and each Right Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such state applicable to contracts to be made and performed entirely within such state.

    Section 33. Counterparts.  This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

    Section 34. Descriptive Headings.  Descriptive headings of the several Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

    Section 35. Force Majeure.  Notwithstanding anything to the contrary contained herein, the Rights Agent shall not be liable for any delays or failures in performance resulting from acts beyond its reasonable control including, without limitation, acts of God, terrorist acts, shortage of supply, breakdowns or malfunctions, interruptions or malfunction of computer facilities, or loss of data due to power failures or mechanical difficulties with information storage or retrieval systems, labor difficulties, war, or civil unrest.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested, all as of the day and year first above written.

Attest:	OBAGI MEDICAL PRODUCTS, INC.

By: /s/ Preston Romm	By: /s/ Albert Hummel
Name: Preston Romm	Name: Albert Hummel
Title: EVP/CFO	Title: CEO

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By: /s/ Ardis "Dee" Henderson
Name: Ardis "Dee" Henderson
Title: Vice President

Exhibit A

FORM OF

CERTIFICATE OF DESIGNATIONS

of

Series A Junior Participating Preferred Stock

of

OBAGI MEDICAL PRODUCTS, INC.

(Pursuant to Section 151 of the
Delaware General Corporation Law)

___________________

Obagi Medical Products, Inc. (the “Corporation”), a corporation organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies that the following resolution was adopted by a duly authorized committee of the Board of Directors of the Corporation as required by Section 151 of the DGCL on December 23, 2011:

RESOLVED, that pursuant to the authority vested in the Board of Directors of the Corporation (the “Board of Directors”) by the Amended and Restated Certificate of Incorporation (as amended from time to time, the “Certificate of Incorporation”) and out of the Preferred Stock authorized therein, the Board of Directors hereby authorizes that a series of Preferred Stock, par value $0.001 per share, of the Corporation be, and hereby is, created and approved for issuance in accordance with the Rights Agreement, dated as of December 23, 2011, between the Corporation and American Stock Transfer & Trust Company, LLC, as rights agent, and that the designation and amount thereof and the voting powers, preferences and relative, participating, optional and other special rights of the shares of such series, and the qualifications, limitations or restrictions thereof be, and hereby are, as follows:

Section 1.                      Designation and Amount.  The shares of such series shall be designated as “Series A Junior Participating Preferred Stock,” par value $0.001 per share (the “Series A Preferred Stock”), and the number of shares constituting the Series A Preferred Stock shall be 50,000.  Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.

Section 2.                      Dividends and Distributions.

(a)           Subject to the rights of the holders of any shares of any series of preferred stock, par value $0.001 per share (the “Preferred Stock”), of the Corporation (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.001 per share (the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the tenth (10th) day of March, June, September and December in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10 or (b) subject to the provision for adjustment hereinafter set forth, one thousand (1,000) times the aggregate per share amount of all cash dividends, and one thousand (1,000) times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)           The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) of this Section prior to or concurrent with any declaration of a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, full payment or accrual of the corresponding dividend or distribution on the Series A Preferred Stock as provided in paragraph (a) shall be paid or accrued prior to the payment of such dividend or distribution on the Common Stock.

(c)           Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date.  Accrued but unpaid dividends shall not bear interest.  Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding.  The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall not be more than sixty (60) days prior to the date fixed for the payment thereof.

Section 3.                      Voting Rights.  The holders of shares of Series A Preferred Stock shall have the following voting rights:

(a)           Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to one thousand (1,000) votes on all matters submitted to a vote of the stockholders of the Corporation.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

(b)           Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one (1) class on all matters submitted to a vote of stockholders of the Corporation.

(c)           Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

Section 4.                      Certain Restrictions.

(a)           Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

(i) declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

(ii) declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A

Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to that the holders of all such shares are then entitled;

(iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

(iv) redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board of Directors) to all holders of such shares upon such terms as the Board of Directors, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

(b)           The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (a) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

Section 5.                      Reacquired Shares.  Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof.  All such shares shall upon their cancellation become authorized but unissued shares of preferred stock and may be reissued as part of a new series of preferred stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of preferred stock or any similar stock or as otherwise required by law.

Section 6.                      Liquidation, Dissolution or Winding Up.  Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (a) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received the greater of (i) $10 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, and (ii) an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to one thousand (1,000) times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (b) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (a)(ii) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 7.                      Consolidation, Merger, etc.  In case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to one thousand (1,000) times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.  In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

Section 8.                      No Redemption.  The shares of Series A Preferred Stock shall not be redeemable.

Section 9.                      Rank.  The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation’s Preferred Stock.

Section 10.                      Amendment.  The Certificate of Incorporation of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds (2/3rds) of the outstanding shares of Series A Preferred Stock, voting together as a single class.

Section 11.                      Board Approval.  This Certificate of Designations of the Restated Certificate of Incorporation of the Corporation was approved by a duly authorized committee of the Board of Directors on December 23, 2011.

IN WITNESS WHEREOF, this Certificate of Designations is executed on behalf of the Corporation by its Chairman and Chief Executive Officer and attested by its Secretary this 23rd day of December, 2011.

Name:
Title:

Name:
Title:

Exhibit B

[Form of Right Certificate]

                                                                                                                                                                                                                                        _____ Certificate No. R-
____Rights

NOT EXERCISABLE AFTER DECEMBER 23, 2014 OR EARLIER IF REDEEMED, EXCHANGED OR EARLIER TERMINATED IN ACCORDANCE WITH THE AGREEMENT.  THE RIGHTS WILL EARLIER TERMINATE ON DECEMBER 23, 2012 UNLESS THE ADOPTION OF THE AGREEMENT IS RATIFIED ON OR PRIOR TO SUCH DATE BY A MAJORITY OF THE VOTES CAST WITH RESPECT TO THAT RATIFICATION MATTER BY THE HOLDERS OF COMMON SHARES (AS DEFINED BELOW) PRESENT IN PERSON OR BY PROXY AT A STOCKHOLDERS MEETING AT WHICH A QUORUM IS PRESENT; AND THE RIGHTS WILL ALSO EARLIER TERMINATE ON THE DATE OF RECEIPT BY THE CORPORATION’S SECRETARY OF A CERTIFICATION OF THE FAILURE OF THE CORPORATION’S STOCKHOLDERS TO SO RATIFY THE ADOPTION OF THE AGREEMENT AT SUCH STOCKHOLDERS MEETING.

THE RIGHTS ARE SUBJECT TO REDEMPTION, AT THE OPTION OF THE COMPANY, AT $0.01 PER RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN THE AGREEMENT.  UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE AGREEMENT, RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON, OR ANY ASSOCIATE OR AFFILIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE AGREEMENT), SHALL BECOME NULL AND VOID AND SHALL NO LONGER BE TRANSFERABLE.

Right Certificate

OBAGI MEDICAL PRODUCTS, INC.

This certifies that _____________, or registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of December 23, 2011 (the “Agreement”), between Obagi Medical Products, Inc., a Delaware corporation (the “Corporation”), and American Stock Transfer & Trust Company, LLC (the “Rights Agent”), to purchase from the Corporation at any time after the Distribution Date (as such term is defined in the Agreement) and prior to the earliest of (i) 5:00 p.m., New York time, on December 23, 2014, (ii) 5:00 p.m., New York time, on December 23, 2012, unless the adoption of the Agreement is ratified on or prior to such date by a majority of the votes cast with respect to that ratification matter by the holders of common stock, par value $0.001 per share, of the Corporation

(“Common Shares”) present in person or by proxy at a stockholders meeting at which a quorum is present or (iii) 5:00 p.m., New York time, on the date of receipt by the Corporation’s Secretary of a certification of the failure of the Corporation’s stockholders to so ratify the adoption of the Agreement at such stockholders meeting, at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-thousandth (1/1,000th) of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Corporation (the “Preferred Shares”), at a purchase price of $20.00 per one one-thousandth (1/1,000th) of a Preferred Share (the “Purchase Price”), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed.  The number of Rights evidenced by this Right Certificate (and the number of one one-thousandths (1/1,000ths) of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of ________________, based on the Preferred Shares as constituted at such date, and are subject to adjustment as provided in the Agreement.  As provided in the Agreement, the Purchase Price and the number of one one-thousandths (1/1,000ths) of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right Certificate are subject to modification and adjustment upon the happening of certain events.

If the Rights evidenced by this Right Certificate are (a) beneficially owned by an Acquiring Person (or any Associate or Affiliate of such Acquiring Person) or (b) transferred to an Acquiring Person (or any Associate or Affiliate of such Acquiring Person or to any nominee of such Acquiring Person, Associate or Affiliate), such Rights shall become null and void and no holder hereof shall have any right with respect to such Rights.

This Right Certificate is subject to all of the terms, provisions and conditions of the Agreement, as the same may be amended from time to time, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Corporation and the holders of the Right Certificates.  Copies of the Agreement are on file at the principal executive offices of the Corporation and the offices of the Rights Agent.

This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase.  If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

As provided by, and subject to, the provisions of the Agreement, the Rights evidenced by this Right Certificate (a) may be redeemed by the Board of Directors of the Corporation at its option at a redemption price of $0.01 per Right or (b) may be exchanged in whole or in part for Preferred Shares or Common Shares.

No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-thousandth

(1/1,000th) of a Preferred Share, which may, at the election of the Corporation, be evidenced by depositary receipts), but, in lieu thereof, a cash payment will be made, as provided in the Agreement.

No holder of this Right Certificate shall be entitled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Corporation which may at any time be issuable on the exercise hereof, nor shall anything contained in the Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Corporation or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Agreement.

This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

******

WITNESS the facsimile signature of the proper officers of the Corporation and its corporate seal.

Dated as of   ______________
ATTEST:	OBAGI MEDICAL PRODUCTS, INC.

By:	By:
Name:	Name:
Title:	Title:

Countersigned:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

By:
Name:
Title:

[Form of Reverse Side of Right Certificate]

FORM OF ASSIGNMENT

(To be executed by the registered holder if such

holder desires to transfer the Right Certificate.)

FOR VALUE RECEIVED _______________________ hereby sells, assigns and transfers unto __________________________________________________________________ ______________________________________________________________________________
(Please print name and address of transferee)
______________________________________________________________________________ this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the within Right Certificate on the books of the within-named Corporation, with full power of substitution.

Dated: ___________________________           Signature:  ___________________________

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

The undersigned hereby certifies that (a) neither this Right Certificate nor any Rights evidenced hereby are being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) and (b) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire any of the Rights evidenced by this Right Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ___________________________           Signature:  ___________________________

                                                                                                        Signature:_________________________

[Form of Reverse Side of Right Certificate — continued]

FORM OF ELECTION TO PURCHASE

(To be executed by the registered holder if such holder

desires to exercise the Rights represented by the Right Certificate.)

To:  Obagi Medical Products, Inc.

The undersigned hereby irrevocably elects to exercise ____________ Rights represented by this Right Certificate to purchase the Preferred Shares or such other securities or assets as may then be issuable upon the exercise of such Rights and requests that certificates for such Preferred Shares be issued in the name of:

Please insert social security

or other identifying number

________________________________________________________________________________________________________________________________________________________________________________________________

(Please print name and address)

                       _________________________________________________________________________________________________________________________________________________________________________________________________

If such number of Rights shall not be all the Rights evidenced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

___________________________________________________________________________________________________________________________________________________________________________________________________

(Please print name and address)

                      _____________________________________________________________________________________________________________________________________________________________________________________________________

Dated: ___________________________           Signature:  ___________________________

Signature Guaranteed:

Signatures must be guaranteed by an eligible guarantor institution (a bank, stockbroker, savings and loan association or credit union with membership in an approved signature guarantee medallion program) pursuant to Rule 17Ad-15 of the Securities Exchange Act of 1934.

The undersigned hereby certifies that (a) the Rights evidenced by this Right Certificate are not being exercised by or on behalf of a Person who is or was an Acquiring

Person or an Affiliate or Associate of an Acquiring Person (as such terms are defined in the Rights Agreement) and (b) after due inquiry and to the best knowledge of the undersigned, the undersigned did not acquire the Rights evidenced by this Rights Certificate from any Person who is or was an Acquiring Person or an Affiliate or Associate of an Acquiring Person.

Dated: ___________________________           Signature:  ___________________________

NOTICE

The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed and signed, the Corporation and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.

Exhibit C

UNDER CERTAIN CIRCUMSTANCES SET FORTH IN THE AGREEMENT (AS DEFINED BELOW), RIGHTS OWNED BY OR TRANSFERRED TO ANY PERSON WHO IS OR BECOMES AN ACQUIRING PERSON (AS DEFINED IN THE AGREEMENT), OR ANY ASSOCIATE OR AFFILIATE THEREOF (AS SUCH TERMS ARE DEFINED IN THE AGREEMENT), SHALL BECOME NULL AND VOID AND SHALL NO LONGER BE TRANSFERABLE.

SUMMARY OF RIGHTS TO PURCHASE

PREFERRED SHARES

Introduction

On December 23, 2011, the Board of Directors of Obagi Medical Products, Inc. (the “Corporation”) declared a dividend of one (1) preferred share purchase right (a “Right”) for each outstanding share of common stock, par value $0.001 per share, of the Corporation (the “Common Shares”).  The dividend is payable on January 10, 2012 (the “Record Date”) to the stockholders of record on that date.  The description and terms of the Rights are set forth in a rights agreement (the “Agreement”) between the Corporation and American Stock Transfer & Trust Company, LLC, as rights agent (the “Rights Agent”).

Purchase Price

Each Right entitles the registered holder to purchase from the Corporation one one-thousandth (1/1,000th) of a share of Series A Junior Participating Preferred Stock, par value $0.001 per share, of the Corporation (the “Preferred Shares”), at a price of $20.00 per one one-thousandth (1/1,000th) of a Preferred Share (the “Purchase Price”), subject to adjustment.

Flip-In

In the event that any person or group of affiliated or associated persons acquires beneficial ownership of twenty percent (20%) or more of the outstanding Common Shares (an “Acquiring Person”), each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise of each Right that number of Common Shares (or, under certain circumstances, other equivalently valued securities or other assets) having a market value of two (2) times the exercise price of the Right.

Flip-Over

If the Corporation is acquired in a merger or other business combination transaction or fifty percent (50%) or more of its consolidated assets or earning power are sold after a person or group becomes an Acquiring Person, each holder of a Right (other than Rights beneficially owned by the Acquiring Person, which will be void) will thereafter have the right to receive for each Right that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two (2) times the exercise price of the Right.

Distribution Date

The “Distribution Date” of the Rights is the earlier of:

(i)           Ten (10) days following a public announcement that a person or group of affiliated or associated persons have acquired beneficial ownership of twenty percent (20%) or more of the outstanding Common Shares; or

(ii)           Ten (10) business days (or such later date as may be determined by action of the Board of Directors of the Corporation prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of twenty percent (20%) or more of the outstanding Common Shares.

Transfer and Detachment

Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.  Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the Rights will be transferred with and only with the Common Shares, and transfer of those certificates will also constitute transfer of these Rights.  Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference.  Until the Distribution Date (or earlier redemption, exchange, termination or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being surrendered therewith, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate.

As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will thereafter evidence the Rights.

Exercisability

The Rights are not exercisable until the Distribution Date.  The Rights will expire on the earlier of (i) December 23, 2014, unless that date is extended or unless the Rights are earlier redeemed or exchanged by the Corporation, in each case, as described below, (ii) December 23, 2012, unless the adoption of the Agreement is ratified on or prior to such date by a majority of the votes cast with respect to that ratification matter by the holders of Common Shares present in person or by proxy at a stockholders meeting at which a quorum is present and (iii) the date of receipt by the Corporation’s Secretary of a certification of the failure of the Corporation’s stockholders to so ratify the adoption of the Agreement at such stockholders meeting.

Adjustments

The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution in the event of stock dividends, stock splits, reclassifications or certain distributions with respect to the Preferred Shares.  The number of outstanding Rights and the number of one one-thousandths (1/1,000ths) of a Preferred Share issuable upon exercise of each Right are also subject to adjustment if, prior to the Distribution Date, there is a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares.  With certain exceptions, no adjustment in the Purchase Price will be required until cumulative adjustments require an adjustment of at least one percent (1%) in such Purchase Price.  No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-thousandth (1/1,000th) of a Preferred Share, which may, at the election of the Corporation, be evidenced by depositary receipts) and, in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

Preferred Shares

Preferred Shares purchasable upon exercise of the Rights will not be redeemable.  Each Preferred Share will be entitled to receive a minimum preferential quarterly dividend payment in an amount per share equal to the greater of (i) $10 and (ii) one thousand (1,000) times the dividend declared per Common Share.  In the event of liquidation, the holders of the Preferred Shares will be entitled to receive a preferential liquidation payment in an amount per share equal to the greater of (i) $10 (plus all accrued and unpaid dividends and distributions to the date of payment) and (ii) one thousand (1,000) times the payment made per Common Share.  Each Preferred Share will have one thousand (1,000) votes, voting together with the Common Shares.  Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged for or changed into other stock or securities, cash and/or other property, the holder of a Preferred Share will be entitled to receive one thousand (1,000) times the amount received by the holder of a Common Share.  These rights are protected against dilution in the event additional Common Shares are issued.

The value of the one one-thousandth (1/1,000th) interest in a Preferred Share purchasable upon exercise of each Right should, because of the nature of the Preferred Shares’ dividend, liquidation and voting rights, approximate the value of one (1) Common Share.

Exchange

At any time after any person or group becomes an Acquiring Person, and prior to the acquisition by such person or group of beneficial ownership of fifty percent (50%) or more of the outstanding Common Shares, the Board of Directors of the Corporation may exchange the Rights (other than Rights owned by the Acquiring Person, which will have become void), in whole or in part, at an exchange ratio of one (1) Common Share per Right (subject to adjustment) or, under certain circumstances, for other securities or assets having a value equal to the one (1) Common Share (subject to adjustment) that would otherwise be issuable upon exchange of a Right.

Redemption

At any time prior to any person or group becoming an Acquiring Person, the Board of Directors of the Corporation may redeem the Rights in whole, but not in part, at a price of $0.01 per Right (the “Redemption Price”), subject to adjustment.  The Redemption Price will be payable in cash, Common Shares (including fractional shares) or any other form of consideration deemed appropriate by the Board of Directors.  The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish.  Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

Qualifying Offer

In the event the Corporation receives a Qualifying Offer (that has not been terminated prior thereto and which continues to be a Qualifying Offer), stockholders representing at least 10% of the Common Shares then outstanding may request that the Board of Directors of the Corporation call a special meeting of stockholders to vote to exempt the Qualifying Offer from the operation of the Agreement not earlier than ninety (90), nor later than one hundred and twenty (120), business days following the commencement of such offer. The Board of Directors of the Corporation must then call and hold such a meeting to vote on exempting such offer from the terms of the Agreement within the ninetieth (90th) business day following receipt of the stockholder demand for such meeting; provided that such period may be extended if, prior to such vote, the Corporation enters into an agreement (that is conditioned on the approval by the holders of not less than a majority of the outstanding Common Shares) with respect to a merger, recapitalization, share exchange, or a similar transaction involving the Corporation or the direct or indirect acquisition of more than fifty percent (50%) of the Corporation’s consolidated total assets (a “Definitive Acquisition Agreement”), until the time of the meeting at which the stockholders will be asked to vote on the Definitive Acquisition Agreement. If no person has become an Acquiring Person, the offer continues to be a Qualifying Offer and stockholders representing at least a majority of the Common Shares represented at the meeting at which a quorum is present vote in favor of redeeming the rights, then such Qualifying Offer shall be deemed exempt from the Agreement on the date that the vote results are certified. If no person has become an Acquiring Person and no special meeting is held by the date required, the rights will be redeemed at the close of business on the tenth (10th) business day following that date.

A Qualifying Offer, in summary terms, is an offer determined by a majority of the independent members of the Board of Directors of the Corporation to have the following characteristics, which are generally intended to preclude offers that are coercive, abusive, or highly contingent:

• is a fully financed all-cash tender offer for any and all of the outstanding Common Shares at the same per-share consideration;

• is an offer that has commenced within the meaning of Rule 14d-2(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and is made by an offeror (including its affiliates or associates) that beneficially owns no more than five percent (5%) of the outstanding Common Shares as of the date of such commencement;

• is an offer not subject to any financing, funding or similar conditions or any requirements with respect to the offeror or its agents being permitted any due diligence on us;

• is an offer pursuant to which the Corporation and its stockholders have received an irrevocable written commitment of the offeror that the offer will remain open for not less than one hundred and twenty (120) business days and, if a stockholder demand is duly delivered to the Board of Directors of the Corporation at least ten (10) business days after the date of the special meeting or, if no special meeting is held within the required period, at least ten (10) business days following the end of such period, subject to certain exceptions set forth in the Rights Agreement;

• is an offer pursuant to which the Corporation has received an irrevocable written commitment by the offeror that the offer, if it is otherwise to expire prior thereto, will be extended for at least fifteen (15) business days after any increase in the price offered, and after any bona fide alternative offer is commenced, subject to certain exceptions set forth in the Agreement;

• is an offer conditioned on a minimum of at least a majority of the outstanding Common Shares on a fully-diluted basis being tendered and not withdrawn as of the offer’s expiration date, which condition shall not be waivable;

• is an offer pursuant to which the Corporation and its stockholders have received an irrevocable written commitment of the offeror to consummate as promptly as practicable upon successful completion of the offer a second-step transaction whereby all Common Shares not tendered into the offer will be acquired at the same consideration per share actually paid pursuant to the offer, subject to any stockholders’ statutory appraisal rights; and

• is an offer pursuant to which the Corporation and its stockholders have received an irrevocable written commitment of the offeror that no amendments will be made to the offer to reduce the offer consideration, or otherwise change the terms of the offer in a way that is materially adverse to a tendering stockholder (other than extensions of the offer consistent with the terms thereof).

Amendments

The terms of the Rights may be amended by the Board of Directors of the Corporation without the consent of the holders of the Rights, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights (other than the Acquiring Person or an affiliate or associate thereof).

Rights and Holders

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Corporation, including, without limitation, the right to vote or to receive dividends.

Anti-Takeover Effect

The Rights have certain anti-takeover effects.  The Rights may cause substantial dilution to a person or group that attempts to acquire the Corporation on terms not approved by the Board of Directors, except pursuant to an offer conditioned on a substantial number of Rights being acquired.  The Rights should not interfere with any merger or other business combination approved by the Board of Directors of the Corporation prior to the occurrence of a person or group becoming an Acquiring Person, because until such time the Rights may generally be redeemed by the Corporation at $0.01 per Right.

Further Information

A copy of the Agreement has been filed with the Securities and Exchange Commission as an Exhibit to a Registration Statement on Form 8-A dated December 23, 2011.  A copy of the Agreement is available free of charge from the Corporation.  This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is hereby incorporated herein by reference.